                                                                      Exhibit 99

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
March 31, 2002
(in thousands of dollars)

                                                                          MeriStar            Non-
                                                                      Hospitality OP,      Guarantor   MeriStar Sub  AGH Upreit,
                                                                            L.P.         Subsidiaries     7C, LLC        LLC

Assets

        Investment in hotel properties                                        15,528        1,552,900           -            -
        Accumulated depreciation                                              (5,570)        (197,731)          -            -
                                                                    ---------------------------------------------------------------
                                                                               9,958        1,355,169           -            -

        Cash and cash equivalents                                              4,374              -             -            -
        Accounts receivable, net                                               6,823            1,294           -            -
        Prepaid expenses and other                                             1,949              110           -            -
        Note receivable                                                      147,278              -             -            -
        Due from MeriStar Hotels & Resorts                                       -                -             -            -
        Due from subsidiaries                                               (426,114)         114,716           -              7
        Investments in affiliates                                          2,648,040            8,200            32        3,056
        Restricted cash                                                       12,658            5,579           -            -
        Intangible assets, net                                                19,428              856           -            -
                                                                    ---------------------------------------------------------------
                                                                           2,424,394        1,485,924            32        3,063
                                                                    ===============================================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities              15,753            8,408           -            -
        Accrued interest                                                      37,355            3,866           -            -
        Due to MeriStar Hotels & Resorts                                          88              -             -            -
        Income taxes payable                                                      57              -             -            -
        Distributions payable                                                    447              -             -            -
        Deferred income taxes                                                  7,186              -             -            -
        Interest rate swaps                                                    8,703              -             -            -
        Notes payable to MeriStar                                            357,214              -             -            -
        Long-term debt                                                       988,565          369,618           -            -
                                                                    ---------------------------------------------------------------
Total liabilities                                                          1,415,368          381,892           -            -
                                                                    ---------------------------------------------------------------

        Minority interests                                                     2,650              -             -            -
        Redeemable OP units at redemption value                               82,117              -             -            -
        Partners' capital                                                    924,259        1,104,032            32        3,063
                                                                    ---------------------------------------------------------------
                                                                           2,424,394        1,485,924            32        3,063
                                                                    ===============================================================

                                                                         MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                           5N, LLC       8A, LLC       8F, L.P.      8G, LLC

Assets

        Investment in hotel properties                                          4,079         5,319        11,340           -
        Accumulated depreciation                                                 (441)         (994)       (1,594)          -
                                                                        -----------------------------------------------------------
                                                                                3,638         4,325         9,746           -

        Cash and cash equivalents                                                 -             -             -             -
        Accounts receivable, net                                                  -             (16)          (28)          -
        Prepaid expenses and other                                                -             -               2           -
        Note receivable                                                           -             -             -             -
        Due from MeriStar Hotels & Resorts                                        -             -             -             -
        Due from subsidiaries                                                   3,108         5,002         4,303            10
        Investments in affiliates                                                 -             -             -              72
        Restricted cash                                                           -             -             115           -
        Intangible assets, net                                                    -             -             -             -
                                                                        -----------------------------------------------------------
                                                                                6,746         9,311        14,138            82
                                                                        ===========================================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities                   40           (42)          210           -
        Accrued interest                                                          -             -             -             -
        Due to MeriStar Hotels & Resorts                                          -             -             -             -
        Income taxes payable                                                      -             -             -             -
        Distributions payable                                                     -             -             -             -
        Deferred income taxes                                                     -             -             -             -
        Interest rate swaps                                                       -             -             -             -
        Notes payable to MeriStar                                                 -             -             -             -
        Long-term debt                                                            -             -             -             -
                                                                        -----------------------------------------------------------
Total liabilities                                                                  40           (42)          210           -
                                                                        -----------------------------------------------------------
        Minority interests                                                        -             -             -             -
        Redeemable OP units at redemption value                                   -             -             -
        Partners' capital                                                       6,706         9,353        13,928            82
                                                                        -----------------------------------------------------------
                                                                                6,746         9,311        14,138            82
                                                                        ===========================================================

                                                                         MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                           6H, L.P.        8B, LLC     1C, L.P.

Assets

        Investment in hotel properties                                         13,569        81,552        25,013
        Accumulated depreciation                                               (1,553)       (8,099)       (4,121)
                                                                        --------------------------------------------
                                                                               12,016        73,453        20,892

        Cash and cash equivalents                                                 -             -             -
        Accounts receivable, net                                                  -             -             -
        Prepaid expenses and other                                                -             -              30
        Note receivable                                                           -             -             -
        Due from MeriStar Hotels & Resorts                                        -             -             -
        Due from subsidiaries                                                   4,829        22,605        (3,049)
        Investments in affiliates                                                 -             -             -
        Restricted cash                                                           -             -             -
        Intangible assets, net                                                    -              47             1
                                                                        --------------------------------------------
                                                                               16,845        96,105        17,874
                                                                        ============================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities                  192         2,706           199
        Accrued interest                                                          -             -             -
        Due to MeriStar Hotels & Resorts                                          -             -             -
        Income taxes payable                                                      -             -             -
        Distributions payable                                                     -             -             -
        Deferred income taxes                                                     -             -             -
        Interest rate swaps                                                       -             -             -
        Notes payable to MeriStar                                                 -             -             -
        Long-term debt                                                            -             -             -
                                                                        --------------------------------------------
Total liabilities                                                                  192        2,706           199
                                                                        --------------------------------------------

        Minority interests                                                        -             -             -
        Redeemable OP units at redemption value                                   -             -             -
        Partners' capital                                                      16,653        93,399        17,675
                                                                        --------------------------------------------
                                                                               16,845        96,105        17,874
                                                                        ============================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
March 31, 2002
(in thousands of dollars)

                                                                      MeriStar Sub   MeriStar Sub   MeriStar Sub   MeriStar Sub
                                                                        8E, LLC        7F, LLC         5L, LLC       3C, LLC

Assets
        Investment in hotel properties                                      15,202         12,004         11,296         17,293
        Accumulated depreciation                                            (1,995)        (2,108)          (401)        (2,475)
                                                                     -------------------------------------------------------------
                                                                            13,207          9,896         10,895         14,818

        Cash and cash equivalents                                              -              -              -              -
        Accounts receivable, net                                               -              -              -              -
        Prepaid expenses and other                                             -              -              -              -
        Note receivable                                                        -              -              -              -
        Due from MeriStar Hotels & Resorts                                     -              -              -              -
        Due from subsidiaries                                                4,573          3,747          3,427          3,283
        Investments in affiliates                                              -              -              -              -
        Restricted cash                                                        -              -              -              -
        Intangible assets, net                                                   7            -              -               56
                                                                     -------------------------------------------------------------
                                                                            17,787         13,643         14,322         18,157
                                                                     =============================================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities               (40)           196             55            318
        Accrued interest                                                       -              -              -              -
        Due to MeriStar Hotels & Resorts                                       -              -              -              -
        Income taxes payable                                                   -              -              -              -
        Distributions payable                                                  -              -              -              -
        Deferred income taxes                                                  -              -              -              -
        Interest rate swaps                                                    -              -              -              -
        Notes payable to MeriStar                                              -              -              -              -
        Long-term debt                                                         -              -              -              -
                                                                     -------------------------------------------------------------
Total liabilities                                                              (40)           196             55            318
                                                                     -------------------------------------------------------------

        Minority interests                                                     -              -              -              -
        Redeemable OP units at redemption value                                -              -              -              -
        Partners' capital                                                   17,827         13,447         14,267         17,839
                                                                     -------------------------------------------------------------
                                                                            17,787         13,643         14,322         18,157
                                                                     =============================================================

                                                                      MeriStar Sub   MeriStar Sub  MeriStar Sub   MeriStar Sub
                                                                        5R, LLC       6D, LLC        6E, LLC       4E, L.P.

Assets
        Investment in hotel properties                                         -           17,382        44,173         24,612
        Accumulated depreciation                                               -           (1,953)       (7,067)        (3,300)
                                                                     -----------------------------------------------------------
                                                                               -           15,429        37,106         21,312

        Cash and cash equivalents                                              -              -             -              -
        Accounts receivable, net                                               -              125           -              -
        Prepaid expenses and other                                             -              -             -              -
        Note receivable                                                        -              -             -              -
        Due from MeriStar Hotels & Resorts                                     -              -             -              -
        Due from subsidiaries                                                  (43)         5,524        14,750          1,840
        Investments in affiliates                                               43             -             -              -
        Restricted cash                                                        -              -             -              -
        Intangible assets, net                                                 -              -             -                6
                                                                     -----------------------------------------------------------
                                                                               -           21,078        51,856         23,158
                                                                     ===========================================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities               -              122           (33)           119
        Accrued interest                                                       -              -             -              -
        Due to MeriStar Hotels & Resorts                                       -              -             -              -
        Income taxes payable                                                   -              -             -              -
        Distributions payable                                                  -              -             -              -
        Deferred income taxes                                                  -              -             -              -
        Interest rate swaps                                                    -              -             -              -
        Notes payable to MeriStar                                              -              -             -              -
        Long-term debt                                                         -              -             -              -
                                                                     -----------------------------------------------------------
Total liabilities                                                              -              122           (33)           119
                                                                     -----------------------------------------------------------
        Minority interests                                                     -              -             -              -
        Redeemable OP units at redemption value                                -              -             -              -
        Partners' capital                                                      -           20,956        51,889         23,039
                                                                     -----------------------------------------------------------
                                                                               -           21,078        51,856         23,158
                                                                     ===========================================================

                                                                       MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                         1B, LLC      5F, L.P.       6G, LLC

Assets

        Investment in hotel properties                                       18,255        31,007        22,223
        Accumulated depreciation                                             (3,085)       (3,627)       (3,538)
                                                                     --------------------------------------------
                                                                             15,170        27,380        18,685

        Cash and cash equivalents                                               -             -             -
        Accounts receivable, net                                                -             -             -
        Prepaid expenses and other                                              -             -             -
        Note receivable                                                         -             -             -
        Due from MeriStar Hotels & Resorts                                      -             -             -
        Due from subsidiaries                                                11,390         9,504         3,820
        Investments in affiliates                                               -             -             -
        Restricted cash                                                         -             -             -
        Intangible assets, net                                                  -             -             -
                                                                     --------------------------------------------
                                                                             26,560        36,884        22,505
                                                                     ============================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities                 (5)          236           241
        Accrued interest                                                        -             -             -
        Due to MeriStar Hotels & Resorts                                        -             -             -
        Income taxes payable                                                    -             -             -
        Distributions payable                                                   -             -             -
        Deferred income taxes                                                   -             -             -
        Interest rate swaps                                                     -             -             -
        Notes payable to MeriStar                                               -             -             -
        Long-term debt                                                           48           -             -
                                                                     --------------------------------------------
Total liabilities                                                                43           236           241
                                                                     --------------------------------------------

        Minority interests                                                      -             -             -
        Redeemable OP units at redemption value                                 -             -             -
        Partners' capital                                                    26,517        36,648        22,264
                                                                     --------------------------------------------
                                                                             26,560        36,884        22,505
                                                                     ============================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
March 31, 2002
(in thousands of dollars)


                                                                        MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                           8C, LLC      4C, L.P.      4H, L.P.      7E, LLC
Assets

        Investment in hotel properties                                        36,755        16,367        12,389        17,840
        Accumulated depreciation                                              (4,262)       (3,507)       (1,847)       (2,238)
                                                                      ----------------------------------------------------------
                                                                              32,493        12,860        10,542        15,602

        Cash and cash equivalents                                                -             -             -            -
        Accounts receivable, net                                                 -             -             -            -
        Prepaid expenses and other                                               -             -              10          -
        Note receivable                                                          -             -             -            -
        Due from MeriStar Hotels & Resorts                                       -             -             -            -
        Due from subsidiaries                                                  3,517           231        (1,061)        5,078
        Investments in affiliates                                                -             -             -            -
        Restricted cash                                                          -             -             -            -
        Intangible assets, net                                                     2           -             -               6
                                                                      ----------------------------------------------------------
                                                                              36,012        13,091         9,491        20,686
                                                                      ==========================================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities                (174)          212            47            87
        Accrued interest                                                         -             -             -            -
        Due to MeriStar Hotels & Resorts                                         -             -             -            -
        Income taxes payable                                                     -             -             -            -
        Distributions payable                                                    -             -             -            -
        Deferred income taxes                                                    -             -             -            -
        Interest rate swaps                                                      -             -             -            -
        Notes payable to MeriStar                                                -             -             -            -
        Long-term debt                                                           -             -             -            -
                                                                      ----------------------------------------------------------
Total liabilities                                                               (174)          212            47            87
                                                                      ----------------------------------------------------------

        Minority interests                                                       -             -             -            -
        Redeemable OP units at redemption value                                  -             -             -            -
        Partners' capital                                                     36,186        12,879         9,444        20,599
                                                                      ----------------------------------------------------------
                                                                              36,012        13,091         9,491        20,686
                                                                      ==========================================================


                                                                         MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                           3D, LLC       1A, LLC          5E, LLC
Assets

        Investment in hotel properties                                         22,361        11,244        52,824
        Accumulated depreciation                                               (5,651)       (2,143)       (6,703)
                                                                        -------------------------------------------
                                                                               16,710         9,101        46,121

        Cash and cash equivalents                                                 -             -             -
        Accounts receivable, net                                                  -             -             -
        Prepaid expenses and other                                                -             -             -
        Note receivable                                                           -             -             -
        Due from MeriStar Hotels & Resorts                                        -             -             -
        Due from subsidiaries                                                   6,308         5,220        10,231
        Investments in affiliates                                                 -             -             -
        Restricted cash                                                           -             -             -
        Intangible assets, net                                                    -             -               8
                                                                        -------------------------------------------
                                                                               23,018        14,321        56,360
                                                                        ===========================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities                   53           105           339
        Accrued interest                                                          -             -             -
        Due to MeriStar Hotels & Resorts                                          -             -             -
        Income taxes payable                                                      -             -             -
        Distributions payable                                                     -             -             -
        Deferred income taxes                                                     -             -             -
        Interest rate swaps                                                       -             -             -
        Notes payable to MeriStar                                                 -             -             -
        Long-term debt                                                            -             -             -
                                                                        -------------------------------------------
Total liabilities                                                                  53           105           339
                                                                        -------------------------------------------

        Minority interests                                                        -             -             -
        Redeemable OP units at redemption value                                   -             -             -
        Partners' capital                                                      22,965        14,216        56,021
                                                                        -------------------------------------------
                                                                               23,018        14,321        56,360
                                                                        ===========================================


                                                                         MeriStar Sub 7A   MeriStar Sub   MeriStar Sub
                                                                          Joint Venture      6K, LLC       2B, LLC
Assets

        Investment in hotel properties                                            13,026         22,747          9,450
        Accumulated depreciation                                                  (1,449)        (3,746)        (1,662)
                                                                       -------------------------------------------------
                                                                                  11,577         19,001          7,788

        Cash and cash equivalents                                                    -              -              -
        Accounts receivable, net                                                     -              -              (12)
        Prepaid expenses and other                                                   -              -              -
        Note receivable                                                              -              -              -
        Due from MeriStar Hotels & Resorts                                           -              -              -
        Due from subsidiaries                                                      3,607         14,281           (538)
        Investments in affiliates                                                    -              -              -
        Restricted cash                                                              -              -              -
        Intangible assets, net                                                       -              -                1
                                                                       -------------------------------------------------
                                                                                  15,184         33,282          7,239
                                                                       =================================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities                     165            195            148
        Accrued interest                                                             -              -              -
        Due to MeriStar Hotels & Resorts                                             -              -              -
        Income taxes payable                                                         -              -              -
        Distributions payable                                                        -              -              -
        Deferred income taxes                                                        -              -              -
        Interest rate swaps                                                          -              -              -
        Notes payable to MeriStar                                                    -              -              -
        Long-term debt                                                               -              -            4,848
                                                                       -------------------------------------------------
Total liabilities                                                                    165            195          4,996
                                                                       -------------------------------------------------

        Minority interests                                                           -              -              -
        Redeemable OP units at redemption value                                      -              -              -
        Partners' capital                                                         15,019         33,087          2,243
                                                                       -------------------------------------------------
                                                                                  15,184         33,282          7,239
                                                                       =================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
March 31, 2002
(in thousands of dollars)

                                                                      MeriStar Sub   MeriStar Sub  MeriStar Sub    MeriStar Sub
                                                                         3A, LLC        4A, LLC      4D, LLC         2A, LLC
Assets

        Investment in hotel properties                                       6,762          8,676           8,733         8,205
        Accumulated depreciation                                            (1,362)        (1,112)         (1,258)       (1,217)
                                                                     ------------------------------------------------------------
                                                                             5,400           7,564          7,475         6,988

        Cash and cash equivalents                                              -               -              -             -
        Accounts receivable, net                                               -               -              -             -
        Prepaid expenses and other                                             -               -              -             -
        Note receivable                                                        -               -              -             -
        Due from MeriStar Hotels & Resorts                                     -               -              -             -
        Due from subsidiaries                                                1,378           3,546             55          (664)
        Investments in affiliates                                              -               -              -             -
        Restricted cash                                                        -               -              -             -
        Intangible assets, net                                                 -               -               25            24
                                                                     ------------------------------------------------------------
                                                                             6,778          11,110          7,555         6,348
                                                                     ============================================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities               115             158             99            68
        Accrued interest                                                       -               -              -             -
        Due to MeriStar Hotels & Resorts                                       -               -              -             -
        Income taxes payable                                                   -               -              -             -
        Distributions payable                                                  -               -              -             -
        Deferred income taxes                                                  -               -              -             -
        Interest rate swaps                                                    -               -              -             -
        Notes payable to MeriStar                                              -               -              -             -
        Long-term debt                                                         -               -              -           7,907
                                                                     ------------------------------------------------------------
Total liabilities                                                              115             158             99         7,975
                                                                     ------------------------------------------------------------

        Minority interests                                                     -               -              -             -
        Redeemable OP units at redemption value                                -               -              -             -
        Partners' capital                                                    6,663          10,952          7,456        (1,627)
                                                                     ------------------------------------------------------------
                                                                             6,778          11,110          7,555         6,348
                                                                     ============================================================

                                                                      MeriStar Sub  MDV Limited  MeriStar Sub  MeriStar Sub
                                                                        6L, LLC     Partnership    5C, LLC       6J, LLC
Assets

        Investment in hotel properties                                      29,502        3,819        13,846        19,250
        Accumulated depreciation                                            (2,687)        (443)       (2,364)       (2,732)
                                                                     --------------------------------------------------------
                                                                            26,815        3,376        11,482        16,518

        Cash and cash equivalents                                              -            -             -             -
        Accounts receivable, net                                               -            -             -             -
        Prepaid expenses and other                                             -            -              57           -
        Note receivable                                                        -            -             -             -
        Due from MeriStar Hotels & Resorts                                     -            -             -             -
        Due from subsidiaries                                                3,896        1,918          (210)        4,611
        Investments in affiliates                                              -            -             -             -
        Restricted cash                                                        -            -             -             -
        Intangible assets, net                                                 -              9           -               55
                                                                     --------------------------------------------------------
                                                                            30,711        5,303        11,329        21,184
                                                                     ========================================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities               117           58           853             3
        Accrued interest                                                       -            -             -             -
        Due to MeriStar Hotels & Resorts                                       -            -             -             -
        Income taxes payable                                                   -            -             -             -
        Distributions payable                                                  -            -             -             -
        Deferred income taxes                                                  -            -             -             -
        Interest rate swaps                                                    -            -             -             -
        Notes payable to MeriStar                                              -            -             -             -
        Long-term debt                                                         -            -             -             -
                                                                     --------------------------------------------------------
Total liabilities                                                              117           58           853             3
                                                                     --------------------------------------------------------

        Minority interests                                                     -            -             -             -
        Redeemable OP units at redemption value                                -            -             -             -
        Partners' capital                                                   30,594        5,245        10,476        21,181
                                                                     --------------------------------------------------------
                                                                            30,711        5,303        11,329        21,184
                                                                     ========================================================


                                                                      MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                         1D, L.P.      7B, L.P.       7D, LLC

Assets

        Investment in hotel properties                                      68,252        25,403        52,097
        Accumulated depreciation                                            (8,063)       (2,508)       (6,917)
                                                                     -------------------------------------------
                                                                            60,189        22,895        45,180

        Cash and cash equivalents                                              -             -             -
        Accounts receivable, net                                               -             -             645
        Prepaid expenses and other                                             -             -             -
        Note receivable                                                        -             -             -
        Due from MeriStar Hotels & Resorts                                     -             -             -
        Due from subsidiaries                                               14,132        (4,849)       18,739
        Investments in affiliates                                              -             -             -
        Restricted cash                                                        -             -             -
        Intangible assets, net                                                  44           -             372
                                                                     -------------------------------------------
                                                                            74,365        18,046        64,936
                                                                     ===========================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities               342           778         4,116
        Accrued interest                                                        71           -             -
        Due to MeriStar Hotels & Resorts                                       -             -            (200)
        Income taxes payable                                                   -             -             -
        Distributions payable                                                  -             -             -
        Deferred income taxes                                                  -             -             -
        Interest rate swaps                                                    -             -             -
        Notes payable to MeriStar                                              -             -             -
        Long-term debt                                                         -             -             -
                                                                     -------------------------------------------
Total liabilities                                                              413           778         3,916
                                                                     -------------------------------------------

        Minority interests                                                     -             -             -
        Redeemable OP units at redemption value                                -             -             -
        Partners' capital                                                   73,952        17,268        61,020
                                                                     -------------------------------------------
                                                                            74,365        18,046        64,936
                                                                     ===========================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
March 31, 2002
(in thousands of dollars)

                                                                         MeriStar Sub  MeriStar Sub  MeriStar Sub   MeriStar Sub
                                                                           7G, LLC        6B, LLC      4I, L.P.       5D, LLC
Assets

        Investment in hotel properties                                         16,481        10,578        12,549         41,660
        Accumulated depreciation                                               (3,567)       (1,404)       (3,822)        (5,560)
                                                                        ----------------------------------------------------------
                                                                               12,914         9,174         8,727         36,100

        Cash and cash equivalents                                                 -             -             -              -
        Accounts receivable, net                                                  -             -             -              -
        Prepaid expenses and other                                                -             -             -              -
        Note receivable                                                           -             -             -              -
        Due from MeriStar Hotels & Resorts                                        -             -             -              -
        Due from subsidiaries                                                     (31)        1,745           995         (6,914)
        Investments in affiliates                                                 -             -             -           51,368
        Restricted cash                                                           -             -             -              -
        Intangible assets, net                                                     25             8           -               21
                                                                        ----------------------------------------------------------
                                                                               12,908        10,927         9,722         80,575
                                                                        ==========================================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities                   18           (46)          192            259
        Accrued interest                                                          -             -             -              -
        Due to MeriStar Hotels & Resorts                                          -             -             -              -
        Income taxes payable                                                      -             -             -              -
        Distributions payable                                                     -             -             -              -
        Deferred income taxes                                                     -             -             -              -
        Interest rate swaps                                                       -             -             -              -
        Notes payable to MeriStar                                                 -             -             -              -
        Long-term debt                                                            -             -             -           24,000
                                                                        ----------------------------------------------------------
Total liabilities                                                                  18           (46)          192         24,259
                                                                        ----------------------------------------------------------

        Minority interests                                                        -             -             -              -
        Redeemable OP units at redemption value                                   -             -             -              -
        Partners' capital                                                      12,890        10,973         9,530         56,316
                                                                        ----------------------------------------------------------
                                                                               12,908        10,927         9,722         80,575
                                                                        ==========================================================


                                                                        MeriStar Sub  MeriStar Sub  AGH PSS I,   MeriStar Sub
                                                                           5H, LLC       7H, LLC       Inc.          2D, LLC

Assets

        Investment in hotel properties                                        52,851        10,005      17,567         15,306
        Accumulated depreciation                                              (6,505)       (4,215)     (2,049)        (2,065)
                                                                       --------------------------------------------------------
                                                                              46,346         5,790      15,518         13,241

        Cash and cash equivalents                                                -             -           -              -
        Accounts receivable, net                                                 -             -           -              -
        Prepaid expenses and other                                               -             -           -              -
        Note receivable                                                          -             -           -              -
        Due from MeriStar Hotels & Resorts                                       -             -           -              -
        Due from subsidiaries                                                  7,966         5,287      10,184            134
        Investments in affiliates                                                -             -           -              -
        Restricted cash                                                          -             -           -              -
        Intangible assets, net                                                   -             -           -                2
                                                                       --------------------------------------------------------
                                                                              54,312        11,077      25,702         13,377
                                                                       ========================================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities                 276           320         201            (27)
        Accrued interest                                                         -             -           -              -
        Due to MeriStar Hotels & Resorts                                         -             -           -              -
        Income taxes payable                                                     -             -           -              -
        Distributions payable                                                    -             -           -              -
        Deferred income taxes                                                    -             -           -              -
        Interest rate swaps                                                      -             -           -              -
        Notes payable to MeriStar                                                -             -           -              -
        Long-term debt                                                           -              13         -            9,162
                                                                       --------------------------------------------------------
Total liabilities                                                                276           333         201          9,135
                                                                       --------------------------------------------------------

        Minority interests                                                       -             -           -              -
        Redeemable OP units at redemption value                                  -             -           -              -
        Partners' capital                                                     54,036        10,744      25,501          4,242
                                                                       --------------------------------------------------------
                                                                              54,312        11,077      25,702         13,377
                                                                       ========================================================

                                                                        MeriStar Sub  MeriStar Sub    MeriStar Sub
                                                                          4F, L.P.      5K, LLC         5M, LLC

Assets

        Investment in hotel properties                                        31,663        27,735          21,962
        Accumulated depreciation                                              (3,891)       (3,026)         (1,542)
                                                                      ----------------------------------------------
                                                                              27,772        24,709          20,420

        Cash and cash equivalents                                                -             -               -
        Accounts receivable, net                                                 -             -               -
        Prepaid expenses and other                                               -             -               -
        Note receivable                                                          -             -               -
        Due from MeriStar Hotels & Resorts                                       -             -               -
        Due from subsidiaries                                                  3,219          (503)          6,007
        Investments in affiliates                                                -             -               -
        Restricted cash                                                          -             -               -
        Intangible assets, net                                                    31           -               -
                                                                      ----------------------------------------------
                                                                              31,022        24,206          26,427
                                                                      ==============================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities                 134         5,688             153
        Accrued interest                                                         -             -               -
        Due to MeriStar Hotels & Resorts                                         -             -               -
        Income taxes payable                                                     -             -               -
        Distributions payable                                                    -             -               -
        Deferred income taxes                                                    -             -               -
        Interest rate swaps                                                      -             -               -
        Notes payable to MeriStar                                                -             -               -
        Long-term debt                                                           -             -               -
                                                                      ----------------------------------------------
Total liabilities                                                                134         5,688             153
                                                                      ----------------------------------------------

        Minority interests                                                       -             -               -
        Redeemable OP units at redemption value                                  -             -               -
        Partners' capital                                                     30,888        18,518          26,274
                                                                      ----------------------------------------------
                                                                              31,022        24,206          26,427
                                                                      ==============================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
March 31, 2002
(in thousands of dollars)

                                                                        MeriStar Sub  MeriStar Sub  MeriStar Sub   MeriStar Sub
                                                                          1E, L.P.       5O, LLC     6M Company      4B, L.P.
Assets

        Investment in hotel properties                                        10,406         8,697        32,802         16,484
        Accumulated depreciation                                              (1,426)         (752)       (3,890)        (4,797)
                                                                       ----------------------------------------------------------
                                                                               8,980         7,945        28,912         11,687

        Cash and cash equivalents                                                -             -             -              -
        Accounts receivable, net                                                 -             -             -              -
        Prepaid expenses and other                                               -             -              13            -
        Note receivable                                                          -             -             -              -
        Due from MeriStar Hotels & Resorts                                       -             -             -              -
        Due from subsidiaries                                                  6,142         2,206        12,965         (4,200)
        Investments in affiliates                                                -             -            -               -
        Restricted cash                                                          -             -            -               -
        Intangible assets, net                                                   -             -              40             19
                                                                       ----------------------------------------------------------
                                                                              15,122        10,151        41,930          7,506
                                                                       ==========================================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities                 (18)           65           (31)           192
        Accrued interest                                                        -              -             -              -
        Due to MeriStar Hotels & Resorts                                        -              -             -              -
        Income taxes payable                                                    -              -             -              -
        Distributions payable                                                   -              -             -              -
        Deferred income taxes                                                   -              -             -              -
        Interest rate swaps                                                     -              -             -              -
        Notes payable to MeriStar                                               -              -             -              -
        Long-term debt                                                          -              -             -              -
                                                                       ----------------------------------------------------------
Total liabilities                                                                (18)           65           (31)           192
                                                                       ----------------------------------------------------------

        Minority interests                                                      -              -             -              -
        Redeemable OP units at redemption value                                 -              -             -              -
        Partners' capital                                                    15,140         10,086        41,961          7,314
                                                                       ----------------------------------------------------------
                                                                             15,122         10,151        41,930          7,506
                                                                       ==========================================================


                                                                       MeriStar Sub  MeriStar Sub  MeriStar Sub   MeriStar Sub
                                                                          6C, LLC       2C, LLC      4G, L.P.       3B, LLC

Assets

        Investment in hotel properties                                       20,547        28,293        25,507         24,771
        Accumulated depreciation                                             (3,014)       (4,575)       (3,336)        (3,201)
                                                                      ----------------------------------------------------------
                                                                             17,533        23,718        22,171         21,570

        Cash and cash equivalents                                               -             -             -              -
        Accounts receivable, net                                                -             -             -              -
        Prepaid expenses and other                                              -             -             -              -
        Note receivable                                                         -             -             -              -
        Due from MeriStar Hotels & Resorts                                      -             -             -              -
        Due from subsidiaries                                                 8,407         5,147         6,058          2,107
        Investments in affiliates                                               -             -             -              -
        Restricted cash                                                         -             -             -              -
        Intangible assets, net                                                  -               2            23            -
                                                                      ----------------------------------------------------------
                                                                             25,940        28,867        28,252         23,677
                                                                      ==========================================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities               (104)          282           194            261
        Accrued interest                                                        -             -             -              -
        Due to MeriStar Hotels & Resorts                                        -             -             -              -
        Income taxes payable                                                    -             -             -              -
        Distributions payable                                                   -             -             -              -
        Deferred income taxes                                                   -             -             -              -
        Interest rate swaps                                                     -             -             -              -
        Notes payable to MeriStar                                               -             -             -              -
        Long-term debt                                                          -          16,003           -              -
                                                                      ----------------------------------------------------------
Total liabilities                                                              (104)       16,285           194            261
                                                                      ----------------------------------------------------------

        Minority interests                                                      -             -             -              -
        Redeemable OP units at redemption value                                 -             -             -              -
        Partners' capital                                                    26,044        12,582        28,058         23,416
                                                                      ----------------------------------------------------------
                                                                             25,940        28,867        28,252         23,677
                                                                      ==========================================================


                                                                      MeriStar Sub  MeriStar Sub   MeriStar Sub
                                                                        5G, L.P.      5P, LLC        5J, LLC

Assets

        Investment in hotel properties                                     162,558           -          104,845
        Accumulated depreciation                                           (19,559)          -          (10,725)
                                                                     --------------------------------------------
                                                                           142,999           -           94,120

        Cash and cash equivalents                                              -             -              -
        Accounts receivable, net                                               -             (10)           -
        Prepaid expenses and other                                             -             -              -
        Note receivable                                                        -             -              -
        Due from MeriStar Hotels & Resorts                                     -             -              -
        Due from subsidiaries                                               30,683         1,565         16,011
        Investments in affiliates                                              -             -              -
        Restricted cash                                                        -             -              -
        Intangible assets, net                                                 -             -              -
                                                                     --------------------------------------------
                                                                           173,682         1,555        110,131
                                                                     ============================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities             1,144            25          1,122
        Accrued interest                                                       -             -              -
        Due to MeriStar Hotels & Resorts                                       -             -              -
        Income taxes payable                                                   -             -              -
        Distributions payable                                                  -             -              -
        Deferred income taxes                                                  -             -              -
        Interest rate swaps                                                    -             -              -
        Notes payable to MeriStar                                              -             -              -
        Long-term debt                                                         -             -              -
                                                                     --------------------------------------------
Total liabilities                                                            1,144            25          1,122
                                                                     --------------------------------------------

        Minority interests                                                     -             -              -
        Redeemable OP units at redemption value                                -             -              -
        Partners' capital                                                  172,538         1,530        109,009
                                                                     --------------------------------------------
                                                                           173,682         1,555        110,131
                                                                     ============================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
March 31, 2002
(in thousands of dollars)

                                                                          MeriStar Sub   MeriStar Sub  MeriStar Sub   MeriStar Sub
                                                                           5Q, LLC         5A, LLC      8D, LLC       4J, LLC
Assets

        Investment in hotel properties                                     16,313          34,774        30,469         37,969
        Accumulated depreciation                                           (1,336)         (8,286)       (4,130)        (4,886)
                                                                         -------------------------------------------------------
                                                                           14,977          26,488        26,339         33,083

        Cash and cash equivalents                                             -               -             -              -
        Accounts receivable, net                                              -               -             -              (10)
        Prepaid expenses and other                                            -               -               1            -
        Note receivable                                                       -               -             -              -
        Due from MeriStar Hotels & Resorts                                    -               -             -              -
        Due from subsidiaries                                               2,500           3,822         5,747          3,548
        Investments in affiliates                                             -             4,627           -              -
        Restricted cash                                                       -               -             -              -
        Intangible assets, net                                                -                12           -               37
                                                                         -------------------------------------------------------
                                                                           17,477          34,949        32,087         36,658
                                                                         =======================================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities              (41)            142           (86)            84
        Accrued interest                                                      -               -             -              -
        Due to MeriStar Hotels & Resorts                                      -               -             -              -
        Income taxes payable                                                  -               -             -              -
        Distributions payable                                                 -               -             -              -
        Deferred income taxes                                                 -               -             -              -
        Interest rate swaps                                                   -               -             -              -
        Notes payable to MeriStar                                             -               -             -              -
        Long-term debt                                                        -            23,609           -              -
                                                                         -------------------------------------------------------
Total liabilities                                                             (41)         23,751           (86)            84
                                                                         -------------------------------------------------------

        Minority interests                                                    -               -             -              -
        Redeemable OP units at redemption value                               -               -             -              -
        Partners' capital                                                  17,518          11,198        32,173         36,574
                                                                         -------------------------------------------------------
                                                                           17,477          34,949        32,087         36,658
                                                                         =======================================================

                                                                           MeriStar Hotel                      Total
                                                                           Lessee, Inc.    Eliminations    Consolidated
Assets

        Investment in hotel properties                                           862             -            3,195,949
        Accumulated depreciation                                                (683)            -             (425,765)
                                                                         -----------------------------------------------
                                                                                 179             -            2,770,184
                                                                                                                    -
        Cash and cash equivalents                                             21,592             -               25,966
        Accounts receivable, net                                              50,621             -               59,432
        Prepaid expenses and other                                            14,500             -               16,672
        Note receivable                                                          -           (89,209)            58,069
        Due from MeriStar Hotels & Resorts                                       -               -                  -
        Due from subsidiaries                                                 (7,455)            -                  -
        Investments in affiliates                                              1,629      (2,675,353)            41,714
        Restricted cash                                                          -               -               18,352
        Intangible assets, net                                                   -               -               21,167
                                                                         -----------------------------------------------
                                                                              81,066      (2,764,562)         3,011,556
                                                                         ===============================================

Liabilities and Partners' capital
        Accounts payable, accrued expenses and other liabilities              77,695             -              124,143
        Accrued interest                                                          17             -               41,309
        Due to MeriStar Hotels & Resorts                                       4,080             -                3,968
        Income taxes payable                                                      25             -                   82
        Distributions payable                                                    -               -                  447
        Deferred income taxes                                                   (337)            -                6,849
        Interest rate swaps                                                      -               -                8,703
        Notes payable to MeriStar                                                -               -              357,214
        Long-term debt                                                         2,000         (89,209)         1,356,564
                                                                         -----------------------------------------------
Total liabilities                                                             83,480         (89,209)         1,899,279
                                                                         -----------------------------------------------

        Minority interests                                                       -               -                2,650
        Redeemable OP units at redemption value                                  -               -               82,117
        Partners' capital                                                     (2,414)     (2,675,353)         1,027,510
                                                                         -----------------------------------------------
                                                                              81,066      (2,764,562)         3,011,556
                                                                         ===============================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended March 31, 2002
(in thousands of dollars)

                                                         MeriSta      Non-
                                                       Hospitality  Guarantor    MeriStar Sub  AGH Upreit,  MeriStar Sub
                                                         OP, L.P   Subsidiaries    7C, LLC         LLC        5N, LLC

Participating lease revenue                                      -       35,087             -            -           319
  Hotel operations:
    Rooms                                                        -            -             -            -             -
    Food and beverage                                            -            -             -            -             -
    Other operating departments                                  -            -             -            -             -
  Office rental and other revenues                           1,833        1,378             -            -             -
                                                       -------------------------------------------------------------------
Total revenue                                                1,833       36,465             -            -           319
                                                       -------------------------------------------------------------------

Hotel operating expenses by department:
    Rooms                                                        -            -             -            -             -
    Food and beverage                                            -            -             -            -             -
    Other operating departments                                  -            -             -            -             -
  Office rental, parking and other operating expenses            -          201             -            -             -
Undistributed operating expenses:
    Administrative and general                               2,335           56             -            -             -
    Property operating costs                                  (454)          12             -            -             -
    Property taxes, insurance and other                       (760)       6,281             -            -            27
    Depreciation and amortization                            2,671       13,259             -            -            33
    Write down of investment in STS Hotel Net                    -            -             -            -             -
    Loss on asset impairment                                     -            -             -            -             -
    Write down of deferred costs                             1,529            -             -            -             -
    Loss on fair value of non-hedging derivatives            4,735            -             -            -             -
    FelCor merger costs                                          -            -             -            -             -
    Costs to terminate leases with Prime Hospitality
      Corporation                                                -            -             -            -             -
    Restructuring charge                                         -            -             -            -             -
                                                       -------------------------------------------------------------------
    Total operating expenses                                10,056       19,809             -            -            60
                                                       -------------------------------------------------------------------

    Net operating income                                    (8,223)      16,656             -            -           259
                                                       -------------------------------------------------------------------

    Interest expense, net                                   26,199        6,942             -            -            (2)
    Equity in income from consolidated entities            (23,860)           -             -            -             -
                                                       -------------------------------------------------------------------
    Income (loss) before minority interests, income
     tax benefit, loss on sale of assets                   (10,562)       9,714             0            0           261
    Minority interests                                          11            -             -            -             -
                                                       -------------------------------------------------------------------

    Income (loss) before income tax benefit, loss on
     sale of assets                                        (10,573)       9,714             -            -           261
    Income tax benefit                                        (249)           -             -            -             -
                                                       -------------------------------------------------------------------

    Income (loss) before loss on sale of assets            (10,324)       9,714             -            -           261
    Loss on sale of assets, net of tax effect                    -            -             -            -             -
    Extraordinary item, net of tax effect                        -            -             -            -             -
                                                       -------------------------------------------------------------------
    Net income (loss)                                      (10,324)       9,714             -            -           261
                                                       ===================================================================

                                                       MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                         8A, LLC       8F, L.P.      8G, LLC       6H, L.P.      8B, LLC

Participating lease revenue                                     345           571             -           378         1,791
  Hotel operations:
    Rooms                                                         -             -             -             -             -
    Food and beverage                                             -             -             -             -             -
    Other operating departments                                   -             -             -             -             -
  Office rental and other revenues                                -             -             -             -             -
                                                       ----------------------------------------------------------------------
Total revenue                                                   345           571             -           378         1,791
                                                       ----------------------------------------------------------------------

Hotel operating expenses by department:
    Rooms                                                         -             -             -             -             -
    Food and beverage                                             -             -             -             -             -
    Other operating departments                                   -             -             -             -             -
  Office rental, parking and other operating expenses             -             -             -             -             -
Undistributed operating expenses:
    Administrative and general                                    -             1             -             1             -
    Property operating costs                                      -             -             -             -             -
    Property taxes, insurance and other                          38           230             -            25           358
    Depreciation and amortization                                59           113             -           107           595
    Write down of investment in STS Hotel Net                     -             -             -             -             -
    Loss on asset impairment                                      -             -             -             -             -
    Write down of deferred costs                                  -             -             -             -             -
    Loss on fair value of non-hedging derivatives                 -             -             -             -             -
    FelCor merger costs                                           -             -             -             -             -
    Costs to terminate leases with Prime Hospitality
      Corporation                                                 -             -             -             -             -
    Restructuring charge                                          -             -             -             -             -
                                                       ----------------------------------------------------------------------
    Total operating expenses                                     97           344             -           133           953
                                                       ----------------------------------------------------------------------

    Net operating income                                        248           227             -           245           838
                                                       ----------------------------------------------------------------------

    Interest expense, net                                        (4)           (2)            -            (1)          (14)
    Equity in income from consolidated entities                   -             -             -             -             -
                                                       ----------------------------------------------------------------------
    Income (loss) before minority interests, income
     tax benefit, loss on sale of assets                        252           229             0           246           852
    Minority interests                                            -             -             -             -             -
                                                       ----------------------------------------------------------------------

    Income (loss) before income tax benefit, loss on
     sale of assets                                             252           229             -           246           852
    Income tax benefit                                            -             -             -             -             -
                                                       ----------------------------------------------------------------------

    Income (loss) before loss on sale of assets                 252           229             -           246           852
    Loss on sale of assets, net of tax effect                     -             -             -             -             -
    Extraordinary item, net of tax effect                         -             -             -             -             -
                                                       ----------------------------------------------------------------------
    Net income (loss)                                           252           229             -           246           852
                                                       ======================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended March 31, 2002
(in thousands of dollars)

                                                       MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                         1C, L.P.      8E, LLC       7F, LLC        5L, LLC      3C, LLC

Participating lease revenue                                     410           376           274           317           541
  Hotel operations:
    Rooms                                                         -             -             -             -             -
    Food and beverage                                             -             -             -             -             -
    Other operating departments                                   -             -             -             -             -
  Office rental and other revenues                                -             8             -             -             -
                                                       ---------------------------------------------------------------------
Total revenue                                                   410           384           274           317           541
                                                       ---------------------------------------------------------------------

Hotel operating expenses by department:
    Rooms                                                         -             -             -             -             -
    Food and beverage                                             -             -             -             -             -
    Other operating departments                                   -             -             -             -             -
  Office rental, parking and other operating expenses             -             -             -             -             -
Undistributed operating expenses:
    Administrative and general                                    -             -             -             -             -
    Property operating costs                                      -             -             -             -             -
    Property taxes, insurance and other                         202            46            34            30           114
    Depreciation and amortization                               257           147           118            33           176
    Write down of investment in STS Hotel Net                     -             -             -             -             -
    Loss on asset impairment                                      -             -             -             -             -
    Write down of deferred costs                                  -             -             -             -             -
    Loss on fair value of non-hedging derivatives                 -             -             -             -             -
    FelCor merger costs                                           -             -             -             -             -
    Costs to terminate leases with Prime Hospitality
      Corporation                                                 -             -             -             -             -
    Restructuring charge                                          -             -             -             -             -
                                                       ---------------------------------------------------------------------
    Total operating expenses                                    459           193           152            63           290
                                                       ---------------------------------------------------------------------

    Net operating income                                        (49)          191           122           254           251
                                                       ---------------------------------------------------------------------

    Interest expense, net                                       (10)           (4)           (2)           (3)           (5)
    Equity in income from consolidated entities                   -             -             -             -             -
                                                       ---------------------------------------------------------------------
    Income (loss) before minority interests, income
     tax benefit, loss on sale of assets                        (39)          195           124           257           256
    Minority interests                                            -             -             -             -             -
                                                       ---------------------------------------------------------------------

    Income (loss) before income tax benefit, loss on
     sale of assets                                             (39)          195           124           257           256
    Income tax benefit                                            -             -             -             -             -
                                                       ---------------------------------------------------------------------

    Income (loss) before loss on sale of assets                 (39)          195           124           257           256
    Loss on sale of assets, net of tax effect                     -             -             -             -             -
    Extraordinary item, net of tax effect                         -             -             -             -             -
                                                       ---------------------------------------------------------------------
    Net income (loss)                                           (39)          195           124           257           256
                                                       =====================================================================


                                                       MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                          5R, LLC      6D, LLC        6E, LLC       4E, L.P.      1B, LLC

Participating lease revenue                                       -           517         1,264           342           505
  Hotel operations:
    Rooms                                                         -             -             -             -             -
    Food and beverage                                             -             -             -             -             -
    Other operating departments                                   -             -             -             -             -
  Office rental and other revenues                                -             6             -             3           581
                                                       ---------------------------------------------------------------------
Total revenue                                                     -           523         1,264           345         1,086
                                                       ---------------------------------------------------------------------

Hotel operating expenses by department:
    Rooms                                                         -             -             -             -             -
    Food and beverage                                             -             -             -             -             -
    Other operating departments                                   -             -             -             -             -
  Office rental, parking and other operating expenses             -             -             -             -             -
Undistributed operating expenses:
    Administrative and general                                    -             -             -             -             -
    Property operating costs                                      -             -             -             -             -
    Property taxes, insurance and other                           -            46           207            97            39
    Depreciation and amortization                                 -           133           425           230           158
    Write down of investment in STS Hotel Net                     -             -             -             -             -
    Loss on asset impairment                                      -             -             -             -             -
    Write down of deferred costs                                  -             -             -             -             -
    Loss on fair value of non-hedging derivatives                 -             -             -             -             -
    FelCor merger costs                                           -             -             -             -             -
    Costs to terminate leases with Prime Hospitality
      Corporation                                                 -             -             -             -             -
    Restructuring charge                                          -             -             -             -             -
                                                       ---------------------------------------------------------------------
    Total operating expenses                                      -           179           632           327           197
                                                       ---------------------------------------------------------------------

    Net operating income                                          -           344           632            18           889
                                                       ---------------------------------------------------------------------

    Interest expense, net                                         -            (6)          (12)           (6)           (3)
    Equity in income from consolidated entities                   -             -             -             -             -
                                                       ---------------------------------------------------------------------
    Income (loss) before minority interests, income
     tax benefit, loss on sale of assets                          0           350           644            24           892
    Minority interests                                            -             -             -             -             -
                                                       ---------------------------------------------------------------------

    Income (loss) before income tax benefit, loss on
     sale of assets                                               -           350           644            24           892
    Income tax benefit                                            -             -             -             -             -
                                                       ---------------------------------------------------------------------

    Income (loss) before loss on sale of assets                   -           350           644            24           892
    Loss on sale of assets, net of tax effect                     -             -             -             -             -
    Extraordinary item, net of tax effect                         -             -             -             -             -
                                                       ---------------------------------------------------------------------
    Net income (loss)                                             -           350           644            24           892
                                                       =====================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended March 31, 2002
(in thousands of dollars)

                                                       MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                         5F, L.P.      6G, LLC       8C, LLC       4C, L.P        4H, L.P.

Participating lease revenue                                     802           563           487           310           171
  Hotel operations:
    Rooms                                                         -             -             -             -             -
    Food and beverage                                             -             -             -             -             -
    Other operating departments                                   -             -             -             -             -
  Office rental and other revenues                                -             -             2             -             -
                                                       ---------------------------------------------------------------------
Total revenue                                                   802           563           489           310           171
                                                       ---------------------------------------------------------------------

Hotel operating expenses by department:
    Rooms                                                         -             -             -             -             -
    Food and beverage                                             -             -             -             -             -
    Other operating departments                                   -             -             -             -             -
  Office rental, parking and other operating expenses             -             -             -             -             -
Undistributed operating expenses:
    Administrative and general                                    1             -            (1)            -            47
    Property operating costs                                      -             -             -             -             -
    Property taxes, insurance and other                          84            75           151           101           135
    Depreciation and amortization                               264           209           346           152             -
    Write down of investment in STS Hotel Net                     -             -             -             -             -
    Loss on asset impairment                                      -             -             -             -             -
    Write down of deferred costs                                  -             -             -             -             -
    Loss on fair value of non-hedging derivatives                 -             -             -             -             -
    FelCor merger costs                                           -             -             -             -             -
    Costs to terminate leases with Prime Hospitality
      Corporation                                                 -             -             -             -             -
    Restructuring charge                                          -             -             -             -             -
                                                       ---------------------------------------------------------------------
    Total operating expenses                                    349           284           496           253           182
                                                       ---------------------------------------------------------------------

    Net operating income                                        453           279            (7)           57           (11)
                                                       ---------------------------------------------------------------------

    Interest expense, net                                        (7)           (9)          (10)           (9)           (2)
    Equity in income from consolidated entities                   -             -             -             -             -
                                                       ---------------------------------------------------------------------
    Income (loss) before minority interests, income
     tax benefit, loss on sale of assets                        460           288             3            66            (9)
    Minority interests                                            -             -             -             -             -
                                                       ---------------------------------------------------------------------

    Income (loss) before income tax benefit, loss on
     sale of assets                                             460           288             3            66            (9)
    Income tax benefit                                            -             -             -             -             -
                                                       ---------------------------------------------------------------------

    Income (loss) before loss on sale of assets                 460           288             3            66            (9)
    Loss on sale of assets, net of tax effect                     -             -             -             -             -
    Extraordinary item, net of tax effect                         -             -             -             -             -
                                                       ---------------------------------------------------------------------
    Net income (loss)                                           460           288             3            66            (9)
                                                       ======================================================================

                                                       MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub 7A
                                                         7E, LLC       3D, LLC       1A, LLC       5E, LLC      Joint Venture

Participating lease revenue                                     362           713           401         1,080              272
  Hotel operations:
    Rooms                                                         -             -             -             -                -
    Food and beverage                                             -             -             -             -                -
    Other operating departments                                   -             -             -             -                -
  Office rental and other revenues                                -             -             -             -                -
                                                       ------------------------------------------------------------------------
Total revenue                                                   362           713           401         1,080              272
                                                       ------------------------------------------------------------------------

Hotel operating expenses by department:
    Rooms                                                         -             -             -             -                -
    Food and beverage                                             -             -             -             -                -
    Other operating departments                                   -             -             -             -                -
  Office rental, parking and other operating expenses             -             -             -             -                -
Undistributed operating expenses:
    Administrative and general                                    -             -             -             -                1
    Property operating costs                                      -             -             -             -                -
    Property taxes, insurance and other                          39            18            82            96               56
    Depreciation and amortization                               158           240           119           485              104
    Write down of investment in STS Hotel Net                     -             -             -             -                -
    Loss on asset impairment                                      -             -             -             -                -
    Write down of deferred costs                                  -             -             -             -                -
    Loss on fair value of non-hedging derivatives                 -             -             -             -                -
    FelCor merger costs                                           -             -             -             -                -
    Costs to terminate leases with Prime Hospitality
      Corporation                                                 -             -             -             -                -
    Restructuring charge                                          -             -             -             -                -
                                                       ------------------------------------------------------------------------
    Total operating expenses                                    197           258           201           581              161
                                                       ------------------------------------------------------------------------

    Net operating income                                        165           455           200           499              111
                                                       ------------------------------------------------------------------------

    Interest expense, net                                        (5)           (9)           (5)           (8)              (7)
    Equity in income from consolidated entities                   -             -             -             -                -
                                                       ------------------------------------------------------------------------
    Income (loss) before minority interests, income
     tax benefit, loss on sale of assets                        170           464           205           507              118
    Minority interests                                            -             -             -             -                -
                                                       ------------------------------------------------------------------------

    Income (loss) before income tax benefit, loss on
     sale of assets                                             170           464           205           507              118
    Income tax benefit                                            -             -             -             -                -
                                                       ------------------------------------------------------------------------

    Income (loss) before loss on sale of assets                 170           464           205           507              118
    Loss on sale of assets, net of tax effect                     -             -             -             -                -
    Extraordinary item, net of tax effect                         -             -             -             -                -
                                                       ------------------------------------------------------------------------
    Net income (loss)                                           170           464           205           507              118
                                                       ========================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended March 31, 2002
(in thousands of dollars)

                                                       MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                         6K, LLC       2B, LLC       3A, LLC       4A, L.P.      4D, LLC

Participating lease revenue                                     882           109           133           248           117
  Hotel operations:
    Rooms                                                         -             -             -             -             -
    Food and beverage                                             -             -             -             -             -
    Other operating departments                                   -             -             -             -             -
  Office rental and other revenues                                -             -             -             -             -
                                                       ----------------------------------------------------------------------
Total revenue                                                   882           109           133           248           117
                                                       ----------------------------------------------------------------------

Hotel operating expenses by department:
    Rooms                                                         -             -             -             -             -
    Food and beverage                                             -             -             -             -             -
    Other operating departments                                   -             -             -             -             -
  Office rental, parking and other operating expenses             -             -             -             -             -
Undistributed operating expenses:
    Administrative and general                                    -             -             -             -             -
    Property operating costs                                      -             -             -             -             -
    Property taxes, insurance and other                         120            36            28            60            46
    Depreciation and amortization                               186           105            71             -            80
    Write down of investment in STS Hotel Net                     -             -             -             -             -
    Loss on asset impairment                                      -             -             -             -             -
    Write down of deferred costs                                  -             -             -             -             -
    Loss on fair value of non-hedging derivatives                 -             -             -             -             -
    FelCor merger costs                                           -             -             -             -             -
    Costs to terminate leases with Prime Hospitality
      Corporation                                                 -             -             -             -             -
    Restructuring charge                                          -             -             -             -             -
                                                       ----------------------------------------------------------------------
    Total operating expenses                                    306           141            99            60           126
                                                       ----------------------------------------------------------------------

    Net operating income                                        576           (32)           34           188            (9)
                                                       ----------------------------------------------------------------------

    Interest expense, net                                        (8)           95            (5)           (7)           (9)
    Equity in income from consolidated entities                   -             -             -             -             -
                                                       ----------------------------------------------------------------------
    Income (loss) before minority interests, income
     tax benefit, loss on sale of assets                        584          (127)           39           195             0
    Minority interests                                            -             -             -             -             -
                                                       ----------------------------------------------------------------------

    Income (loss) before income tax benefit, loss on
     sale of assets                                             584          (127)           39           195             -
    Income tax benefit                                            -             -             -             -             -
                                                       ----------------------------------------------------------------------

    Income (loss) before loss on sale of assets                 584          (127)           39           195             -
    Loss on sale of assets, net of tax effect                     -             -             -             -             -
    Extraordinary item, net of tax effect                         -             -             -             -             -
                                                       ----------------------------------------------------------------------
    Net income (loss)                                           584          (127)           39           195             -
                                                       ======================================================================

                                                       MeriStar Sub  MeriStar Sub  MDV Limited  MeriStar Sub  MeriStar Sub
                                                         2A, LLC        6L, LLC    Partnership     5C, LLC       6J, LLC

Participating lease revenue                                     127           350           190          259           622
  Hotel operations:
    Rooms                                                         -             -             -            -             -
    Food and beverage                                             -             -             -            -             -
    Other operating departments                                   -             -             -            -             -
  Office rental and other revenues                                -             -             -            -             -
                                                       ----------------------------------------------------------------------
Total revenue                                                   127           350           190          259           622
                                                       ----------------------------------------------------------------------

Hotel operating expenses by department:
    Rooms                                                         -             -             -            -             -
    Food and beverage                                             -             -             -            -             -
    Other operating departments                                   -             -             -            -             -
  Office rental, parking and other operating expenses             -             -             -            -             -
Undistributed operating expenses:
    Administrative and general                                    2             1             -            -             -
    Property operating costs                                      -             -             -            -             -
    Property taxes, insurance and other                          37            50            38           98            46
    Depreciation and amortization                                78           222            34          149           162
    Write down of investment in STS Hotel Net                     -             -             -            -             -
    Loss on asset impairment                                      -             -             -            -             -
    Write down of deferred costs                                  -             -             -            -             -
    Loss on fair value of non-hedging derivatives                 -             -             -            -             -
    FelCor merger costs                                           -             -             -            -             -
    Costs to terminate leases with Prime Hospitality
      Corporation                                                 -             -             -            -             -
    Restructuring charge                                          -             -             -            -             -
                                                       ----------------------------------------------------------------------
    Total operating expenses                                    117           273            72          247           208
                                                       ----------------------------------------------------------------------

    Net operating income                                         10            77           118           12           414
                                                       ----------------------------------------------------------------------

    Interest expense, net                                       167            (2)           (1)          (8)           (9)
    Equity in income from consolidated entities                   -             -             -            -             -
                                                       ----------------------------------------------------------------------
    Income (loss) before minority interests, income
     tax benefit, loss on sale of assets                       (157)           79           119           20           423
    Minority interests                                            -             -             -            -             -
                                                       ----------------------------------------------------------------------

    Income (loss) before income tax benefit, loss on
     sale of assets                                            (157)           79           119           20           423
    Income tax benefit                                            -             -             -            -             -
                                                       ----------------------------------------------------------------------

    Income (loss) before loss on sale of assets                (157)           79           119           20           423
    Loss on sale of assets, net of tax effect                     -             -             -            -             -
    Extraordinary item, net of tax effect                         -             -             -            -             -
                                                       ----------------------------------------------------------------------
    Net income (loss)                                          (157)           79           119           20           423
                                                       ======================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended March 31, 2002
(in thousands of dollars)

                                                       MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub   MeriStar Sub
                                                         1D, L.P.      7B, L.P.     7D, LLC       7G, LLC        6B, LLC


Participating lease revenue                                   1,382           391         1,387           146            253
  Hotel operations:
    Rooms                                                         -             -             -             -              -
    Food and beverage                                             -             -             -             -              -
    Other operating departments                                   -             -             -             -              -
  Office rental and other revenues                              107             -           341             -              -
                                                       ----------------------------------------------------------------------
Total revenue                                                 1,489           391         1,728           146            253
                                                       ----------------------------------------------------------------------

Hotel operating expenses by department:
    Rooms                                                         -             -             -             -              -
    Food and beverage                                             -             -             -             -              -
    Other operating departments                                   -             -             -             -              -
  Office rental, parking and other operating expenses            31             -           483             -              -
Undistributed operating expenses:
    Administrative and general                                    -             1             -             -              -
    Property operating costs                                      -             -             -             -              -
    Property taxes, insurance and other                         267           223           533            59             60
    Depreciation and amortization                               554           231           416           189            114
    Write down of investment in STS Hotel Net                     -             -             -             -              -
    Loss on asset impairment                                      -             -             -             -              -
    Write down of deferred costs                                  -             -             -             -              -
    Loss on fair value of non-hedging derivatives                 -             -             -             -              -
    FelCor merger costs                                           -             -             -             -              -
    Costs to terminate leases with Prime Hospitality
      Corporation                                                 -             -             -             -              -
    Restructuring charge                                          -             -             -             -              -
                                                       ----------------------------------------------------------------------
    Total operating expenses                                    852           455         1,432           248            174
                                                       ----------------------------------------------------------------------

    Net operating income                                        637           (64)          296          (102)            79
                                                       ----------------------------------------------------------------------

    Interest expense, net                                       (22)           (4)          (11)           (6)            (1)
    Equity in income from consolidated entities                   -             -             -             -              -
                                                       ----------------------------------------------------------------------
    Income (loss) before minority interests, income
     tax benefit, loss on sale of assets                        659           (60)          307           (96)            80
    Minority interests                                            -             -             -             -              -
                                                       ----------------------------------------------------------------------

    Income (loss) before income tax benefit, loss on
     sale of assets                                             659           (60)          307           (96)            80
    Income tax benefit                                            -             -             -             -              -
                                                       ----------------------------------------------------------------------

    Income (loss) before loss on sale of assets                 659           (60)          307           (96)            80
    Loss on sale of assets, net of tax effect                     -             -             -             -              -
    Extraordinary item, net of tax effect                         -             -             -             -              -
                                                       ----------------------------------------------------------------------
    Net income (loss)                                           659           (60)          307           (96)            80
                                                       ======================================================================
                                                       MeriStar Sub  MeriStar Sub  MeriStar Sub  AGH PSS I,
                                                         5D, LLC      5H, LLC       7H, LLC        Inc.


Participating lease revenue                                     416         1,239           315         737
  Hotel operations:
    Rooms                                                         -             -             -           -
    Food and beverage                                             -             -             -           -
    Other operating departments                                   -             -             -           -
  Office rental and other revenues                                -             -             -           1
                                                       -----------------------------------------------------
Total revenue                                                   416         1,239           315         738
                                                       -----------------------------------------------------

Hotel operating expenses by department:
    Rooms                                                         -             -             -           -
    Food and beverage                                             -             -             -           -
    Other operating departments                                   -             -             -           -
  Office rental, parking and other operating expenses             -             -             -           -
Undistributed operating expenses:
    Administrative and general                                    -             -             -           -
    Property operating costs                                      -             -             -           -
    Property taxes, insurance and other                          87           168            92         105
    Depreciation and amortization                               362           493           152           -
    Write down of investment in STS Hotel Net                     -             -             -           -
    Loss on asset impairment                                      -             -             -           -
    Write down of deferred costs                                  -             -             -           -
    Loss on fair value of non-hedging derivatives                 -             -             -           -
    FelCor merger costs                                           -             -             -           -
    Costs to terminate leases with Prime Hospitality
      Corporation                                                 -             -             -           -
    Restructuring charge                                          -             -             -           -
                                                       -----------------------------------------------------

    Total operating expenses                                    449           661           244         105
                                                       -----------------------------------------------------

    Net operating income                                        (33)          578            71         633
                                                       -----------------------------------------------------
    Interest expense, net                                       399           (18)           (5)        (8)
    Equity in income from consolidated entities                   -             -             -           -
                                                       -----------------------------------------------------
    Income (loss) before minority interests, income
     tax benefit, loss on sale of assets                       (432)          596            76         641
    Minority interests                                            -             -             -           -

                                                       -----------------------------------------------------
    Income (loss) before income tax benefit, loss on
     sale of assets                                            (432)          596            76         641
    Income tax benefit                                            -             -             -           -
                                                       -----------------------------------------------------

    Income (loss) before loss on sale of assets                (432)          596            76         641
    Loss on sale of assets, net of tax effect                     -             -             -           -
    Extraordinary item, net of tax effect                         -             -             -           -
                                                       -----------------------------------------------------
    Net income (loss)                                          (432)          596            76         641
                                                       =====================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended March 31, 2002
(in thousands of dollars)


                                                       MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                          2D, LLC        4F, L.P.     5K, LLC       5M, LLC        1E, L.P.

Participating lease revenue                                     245           467           736           649           317
  Hotel operations:
    Rooms                                                         -             -             -             -             -
    Food and beverage                                             -             -             -             -             -
    Other operating departments                                   -             -             -             -             -
  Office rental and other revenues                                -             4             -             -             -
                                                       ----------------------------------------------------------------------
Total revenue                                                   245           471           736           649           317
                                                       ----------------------------------------------------------------------

Hotel operating expenses by department:
    Rooms                                                         -             -             -             -             -
    Food and beverage                                             -             -             -             -             -
    Other operating departments                                   -             -             -             -             -
  Office rental, parking and other operating expenses             -             -             -             -             -
Undistributed operating expenses:
    Administrative and general                                    -             -             -             -             -
    Property operating costs                                      -             -             -             -             -
    Property taxes, insurance and other                          56            93            76            76            36
    Depreciation and amortization                               117           280           297           113            76
    Write down of investment in STS Hotel Net                     -             -             -             -             -
    Loss on asset impairment                                      -             -             -             -             -
    Write down of deferred costs                                  -             -             -             -             -
    Loss on fair value of non-hedging derivatives                 -             -             -             -             -
    FelCor merger costs                                           -             -             -             -             -
    Costs to terminate leases with Prime Hospitality
      Corporation                                                 -             -             -             -             -
    Restructuring charge                                          -             -             -             -             -
                                                       ----------------------------------------------------------------------
    Total operating expenses                                    173           373           373           189           112
                                                       ----------------------------------------------------------------------

    Net operating income                                         72            98           363           460           205
                                                       ----------------------------------------------------------------------

    Interest expense, net                                       192            (7)          (22)           (5)           (4)
    Equity in income from consolidated entities                   -             -             -             -             -
                                                       ----------------------------------------------------------------------
    Income (loss) before minority interests, income
     tax benefit, loss on sale of assets                       (120)          105           385           465           209
    Minority interests                                            -             -             -             -             -
                                                       ----------------------------------------------------------------------

    Income (loss) before income tax benefit, loss on
     sale of assets                                            (120)          105           385           465           209
    Income tax benefit                                            -             -             -             -             -
                                                       ----------------------------------------------------------------------

    Income (loss) before loss on sale of assets                (120)          105           385           465           209
    Loss on sale of assets, net of tax effect                     -             -             -             -             -
    Extraordinary item, net of tax effect                         -             -             -             -             -
                                                       ----------------------------------------------------------------------
    Net income (loss)                                          (120)          105           385           465           209
                                                       ======================================================================

                                                       MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                         5O, LLC     6M Company      4B, L.P.      6C, LLC        2C, LLC

Participating lease revenue                                     276           917            55           714           343
  Hotel operations:
    Rooms                                                         -             -             -             -             -
    Food and beverage                                             -             -             -             -             -
    Other operating departments                                   -             -             -             -             -
  Office rental and other revenues                                -             -             -             4            19
                                                       ----------------------------------------------------------------------
Total revenue                                                   276           917            55           718           362
                                                       ----------------------------------------------------------------------
Hotel operating expenses by department:
    Rooms                                                         -             -             -             -             -
    Food and beverage                                             -             -             -             -             -
    Other operating departments                                   -             -             -             -             -
  Office rental, parking and other operating expenses             -             -             -             -             -
Undistributed operating expenses:
    Administrative and general                                    -             -             -             -             -
    Property operating costs                                      -             -             -             -             -
    Property taxes, insurance and other                          35            71            86            50            86
    Depreciation and amortization                                55           302           177           199           255
    Write down of investment in STS Hotel Net                     -             -             -             -             -
    Loss on asset impairment                                      -             -             -             -             -
    Write down of deferred costs                                  -             -             -             -             -
    Loss on fair value of non-hedging derivatives                 -             -             -             -             -
    FelCor merger costs                                           -             -             -             -             -
    Costs to terminate leases with Prime Hospitality
      Corporation                                                 -             -             -             -             -
    Restructuring charge                                          -             -             -             -             -
                                                       ----------------------------------------------------------------------
    Total operating expenses                                     90           373           263           249           341
                                                       ----------------------------------------------------------------------

    Net operating income                                        186           544          (208)          469            21
                                                       ----------------------------------------------------------------------

    Interest expense, net                                        (2)           (4)          (56)           (7)          332
    Equity in income from consolidated entities                   -             -             -             -             -
                                                       ----------------------------------------------------------------------
    Income (loss) before minority interests, income
     tax benefit, loss on sale of assets                        188           548          (152)          476          (311)
    Minority interests                                            -             -             -             -             -
                                                       ----------------------------------------------------------------------

    Income (loss) before income tax benefit, loss on
     sale of assets                                             188           548          (152)          476          (311)
    Income tax benefit                                            -             -             -             -             -
                                                       ----------------------------------------------------------------------

    Income (loss) before loss on sale of assets                 188           548          (152)          476          (311)
    Loss on sale of assets, net of tax effect                     -             -             -             -             -
    Extraordinary item, net of tax effect                         -             -             -             -             -
                                                       ----------------------------------------------------------------------
    Net income (loss)                                           188           548          (152)          476          (311)
                                                       ======================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended March 31, 2002

                                                       MeriStar Sub
                                                         4G, L.P.
Participating lease revenue                                     726
  Hotel operations:
    Rooms                                                         -
    Food and beverage                                             -
    Other operating departments                                   -
  Office rental and other revenues                                6
                                                       -------------
Total revenue                                                   732
                                                       -------------

Hotel operating expenses by department:
    Rooms                                                         -
    Food and beverage                                             -
    Other operating departments                                   -
  Office rental, parking and other operating expenses             -
Undistributed operating expenses:
    Administrative and general                                    -
    Property operating costs                                      -
    Property taxes, insurance and other                         124
    Depreciation and amortization                               229
    Write down of investment in STS Hotel Net                     -
    Loss on asset impairment                                      -
    Write down of deferred costs                                  -
    Loss on fair value of non-hedging derivatives                 -
    FelCor merger costs                                           -
    Costs to terminate leases with Prime Hospitality
      Corporation                                                 -
    Restructuring charge                                          -
                                                       -------------
    Total operating expenses                                    353
                                                       -------------

    Net operating income                                        379
                                                       -------------

    Interest expense, net                                        (6)
    Equity in income from consolidated entities                   -
                                                       -------------
    Income (loss) before minority interests, income
     tax benefit, loss on sale of assets                        385
    Minority interests                                            -

                                                       -------------
    Income (loss) before income tax benefit, loss on
     sale of assets                                             385
    Income tax benefit                                            -
                                                       -------------

    Income (loss) before loss on sale of assets                 385
    Loss on sale of assets, net of tax effect                     -
    Extraordinary item, net of tax effect                         -
                                                       -------------
    Net income (loss)                                           385
                                                       =============

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended March 31, 2002
(in thousands of dollars)


                                                       MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                         3B, LLC      5G, L.P.       5P, LLC        5J, LLC      5Q, LLC

Participating lease revenue                                     368         3,220           119         2,790           653
  Hotel operations:
    Rooms                                                         -             -             -             -             -
    Food and beverage                                             -             -             -             -             -
    Other operating departments                                   -             -             -             -             -
  Office rental and other revenues                                6            18             -             -             -
                                                       ----------------------------------------------------------------------
Total revenue                                                   374         3,238           119         2,790           653
                                                       ----------------------------------------------------------------------

Hotel operating expenses by department:
    Rooms                                                         -             -             -             -             -
    Food and beverage                                             -             -             -             -             -
    Other operating departments                                   -             -             -             -             -
  Office rental, parking and other operating expenses             -             -             -             -             -
Undistributed operating expenses:
    Administrative and general                                    -             2             -             -             -
    Property operating costs                                      -             -             -             -             -
    Property taxes, insurance and other                          81           465             6           471            68
    Depreciation and amortization                               230         1,548             -           866           120
    Write down of investment in STS Hotel Net                     -             -             -             -             -
    Loss on asset impairment                                      -             -             -             -             -
    Write down of deferred costs                                  -             -             -             -             -
    Loss on fair value of non-hedging derivatives                 -             -             -             -             -
    FelCor merger costs                                           -             -             -             -             -
    Costs to terminate leases with Prime Hospitality
      Corporation                                                 -             -             -             -             -
    Restructuring charge                                          -             -             -             -             -
                                                       ----------------------------------------------------------------------
    Total operating expenses                                    311         2,015             6         1,337           188
                                                       ----------------------------------------------------------------------

    Net operating income                                         63         1,223           113         1,453           465
                                                       ----------------------------------------------------------------------

    Interest expense, net                                        (7)          (30)            -           (26)          (22)
    Equity in income from consolidated entities                   -             -             -             -             -
                                                       ----------------------------------------------------------------------
    Income (loss) before minority interests, income
     tax benefit, loss on sale of assets                         70         1,253           113         1,479           487
    Minority interests                                            -             -             -             -             -
                                                       ----------------------------------------------------------------------

    Income (loss) before income tax benefit, loss on
     sale of assets                                              70         1,253           113         1,479           487
    Income tax benefit                                            -             -             -             -             -
                                                       ----------------------------------------------------------------------

    Income (loss) before loss on sale of assets                  70         1,253           113         1,479           487
    Loss on sale of assets, net of tax effect                     -             -             -             -             -
    Extraordinary item, net of tax effect                         -             -             -             -             -
                                                       ----------------------------------------------------------------------
    Net income (loss)                                            70         1,253           113         1,479           487
                                                       ----------------------------------------------------------------------
                                                       MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Hotel
                                                         5A, LLC       8D, LLC       4J, LLC      Lessee, Inc.   Eliminations

Participating lease revenue                                   1,582           579           776                 -       (73,053)
  Hotel operations:
    Rooms                                                         -             -             -           170,548             -
    Food and beverage                                             -             -             -            62,065             -
    Other operating departments                                   -             -             -            19,108             -
  Office rental and other revenues                               23             -            65               538             -
                                                       -------------------------------------------------------------------------
Total revenue                                                 1,605           579           841           252,259       (73,053)
                                                       -------------------------------------------------------------------------

Hotel operating expenses by department:
    Rooms                                                         -             -             -            38,935             -
    Food and beverage                                             -             -             -            44,405             -
    Other operating departments                                   -             -             -            10,694             -
  Office rental, parking and other operating expenses             -             -            99                 -             -
Undistributed operating expenses:
    Administrative and general                                    -             -             -            41,071             -
    Property operating costs                                      -             -             -            37,824             -
    Property taxes, insurance and other                         151           106           101            80,904       (73,053)
    Depreciation and amortization                               313           317           336               294             -
    Write down of investment in STS Hotel Net                     -             -             -                 -             -
    Loss on asset impairment                                      -             -             -                 -             -
    Write down of deferred costs                                  -             -             -                 -             -
    Loss on fair value of non-hedging derivatives                 -             -             -                 -             -
    FelCor merger costs                                           -             -             -                 -             -
    Costs to terminate leases with Prime Hospitality
      Corporation                                                 -             -             -                 -             -
    Restructuring charge                                          -             -             -                 -             -
                                                       -------------------------------------------------------------------------
    Total operating expenses                                    464           423           536           254,127       (73,053)
                                                       -------------------------------------------------------------------------

    Net operating income                                      1,141           156           305            (1,868)            -
                                                       -------------------------------------------------------------------------

    Interest expense, net                                       693            (5)          (11)                61             -
    Equity in income from consolidated entities                   -             -             -                 -         23,860
                                                       -------------------------------------------------------------------------
    Income (loss) before minority interests, income
     tax benefit, loss on sale of assets                        448           161           316            (1,929)      (23,860)
    Minority interests                                            -             -             -                 -             -
                                                       -------------------------------------------------------------------------

    Income (loss) before income tax benefit, loss on
     sale of assets                                             448           161           316            (1,929)      (23,860)
    Income tax benefit                                            -             -             -                 -             -
                                                       -------------------------------------------------------------------------

    Income (loss) before loss on sale of assets                 448           161           316            (1,929)      (23,860)
    Loss on sale of assets, net of tax effect                     -             -             -                 -             -
    Extraordinary item, net of tax effect                         -             -             -                 -             -
                                                       -------------------------------------------------------------------------
    Net income (loss)                                           448           161           316            (1,929)      (23,860)
                                                       =========================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended March 31, 2002
(in thousands of dollars)

                                                           Total
                                                       Consolidated
Participating lease revenue                                       -
  Hotel operations:                                               -
    Rooms                                                   170,548
    Food and beverage                                        62,065
    Other operating departments                              19,108
  Office rental and other revenues                            4,943
                                                       -------------
Total revenue                                               256,664
                                                       -------------

                                                                  -
Hotel operating expenses by department:                           -
    Rooms                                                    38,935
    Food and beverage                                        44,405
    Other operating departments                              10,694
  Office rental, parking and other operating expenses           814
Undistributed operating expenses:                                 -
    Administrative and general                               43,471
    Property operating costs                                 37,382
    Property taxes, insurance and other                      20,081
    Depreciation and amortization                            30,592
    Write down of investment in STS Hotel Net                     -
    Loss on asset impairment                                      -
    Write down of deferred costs                              1,529
    Loss on fair value of non-hedging derivatives             4,735
    FelCor merger costs                                           -
    Costs to terminate leases with Prime Hospitality              -
      Corporation                                                 -
    Restructuring charge                                          -
                                                       -------------
    Total operating expenses                                232,638
                                                       -------------

                                                                  -
    Net operating income                                     24,026
                                                       -------------

                                                                  -
    Interest expense, net                                    34,588
    Equity in income from consolidated entities                   -
                                                       -------------
    Income (loss) before minority interests, income               -
     tax benefit, loss on sale of assets                    (10,562)
    Minority interests                                           11
                                                       -------------

                                                                  -
    Income (loss) before income tax benefit, loss on              -
     sale of assets                                         (10,573)
    Income tax benefit                                         (249)
                                                       -------------

                                                                  -
    Income (loss) before loss on sale of assets             (10,324)
    Loss on sale of assets, net of tax effect                     -
    Extraordinary item, net of tax effect                         -
                                                       -------------
    Net income (loss)                                       (10,324)
                                                       =============

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 31, 2002
(in thousands of dollars)

                                                                          MeriStar                    MeriStar              MeriStar
                                                                       Hospitality OP,  Non-Guarantor    Sub        AGH      Sub 5N,
                                                                            L.P.        Subsidiaries   7C, LLC   Upreit, LLC   LLC

Cash flows from operating activities:

     Net Income (loss)                                                      (10,324)       9,714         -          -        261
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                        2,671       13,259         -          -        33
         Equity in earnings                                                 (23,860)        -            -          -         -
         Loss on fair value of non-hedging derivatives                        4,735         -            -          -         -
         Write off of deffered financing costs                                1,529         -            -          -         -
         Minority interests                                                      11         -            -          -         -
         Amortization of unearned stock based compensation                      880         -            -          -         -
         Interest rate swaps marked to fair value                            (2,887)        -            -          -         -
         Deferred income taxes                                                 (281)        -            -          -         -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                       (2,731)        (111)        -          -       (16)
              Prepaid expenses and other                                      2,033          502         -          -         -
              Due from/to Meristar Hotels                                      (589)        -            -          -         -
              Accounts payable, accrued expenses and other
              liabilities                                                    (3,030)      (5,383)        -          -        26
              Accrued interest                                               (3,558)        (156)        -          -         -
              Due from subsidiaries                                          24,316      (11,553)        -          -      (299)
              Income taxes payable                                             (228)        -            -          -         -
                                                                       ------------------------------------------------------------
              Net cash provided by (used in) operating activities           (11,313)       6,272         -          -         5
                                                                       ------------------------------------------------------------

Cash flows from investing activities:

     Investment in hotel properties, net                                       (833)      (5,862)        -          -       (5)
     Proceeds from disposition of assets                                         -          -            -          -         -
     Investments in and advances to affiliates, net                              -          -            -          -         -
     Note receivable                                                         (9,000)        (389)        -          -         -
     Change in restricted cash                                                1,093        1,859         -          -         -
                                                                       ------------------------------------------------------------
              Net cash provided by (used in) investing activities            (8,740)      (4,392)        -          -        (5)
                                                                       ------------------------------------------------------------
Cash flows from financing activities:

     Deferred financing costs                                                (3,131)        -            -          -         -
     Proceeds from mortgages and notes payable                              234,545         -            -          -         -
     Principal payments on mortgages and notes payable                     (215,000)      (1,880)        -          -         -
     Borrowings from MeriStar Hospitality                                        -          -            -          -         -
     Repayments to MeriStar Hospitality on borrowing                             -          -            -          -         -
     Purchase of treasury stock                                                (409)        -            -          -         -
     Contributions from partners                                              3,155         -            -          -         -
     Distributions to partners                                               (1,264)        -            -          -         -
                                                                       ------------------------------------------------------------
              Net cash provided by (used in) financing activities            17,896       (1,880)        -          -         -
                                                                       ------------------------------------------------------------
Effect of exchange rate changes on cash                                        (271)        -            -          -         -

                                                                       ------------------------------------------------------------
Net change in cash                                                           (2,428)        -            -          -         -

Cash and cash equivalents, beginning of period                                6,798         -            -          -         -

                                                                       ------------------------------------------------------------
Cash and cash equivalents, end of period                                      4,370         -            -          -         -
                                                                       ============================================================
                                                                                                  MeriStar                 MeriStar
                                                                         MeriStar Sub  MeriStar    Sub 8G,   MeriStar Sub    Sub
                                                                            8A, LLC   Sub 8F, L.P.   LLC       6H, L.P.    8B, LLC

Cash flows from operating activities:

     Net Income (loss)                                                          252          229         -          246      852
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                           59          113         -          107      595
         Equity in earnings                                                      -          -            -           -        -
         Loss on fair value of non-hedging derivatives                           -          -            -           -        -
         Write off of deffered financing costs                                   -          -            -           -        -
         Minority interests                                                      -          -            -           -        -
         Amortization of unearned stock based compensation                       -          -            -           -        -
         Interest rate swaps marked to fair value                                -          -            -           -        -
         Deferred income taxes                                                   -          -            -           -        -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                          (16)           8         -           -        -
              Prepaid expenses and other                                         -            19         -           -        -
              Due from/to Meristar Hotels                                        -          -            -           -        -
              Accounts payable, accrued expenses and other liabilities           -            50         -            8      294
              Accrued interest                                                   -          -            -           -        -
              Due from subsidiaries                                          (2,282)        (414)        -         (361)  (1,161)
              Income taxes payable                                               -          -            -           -        -
                                                                       ------------------------------------------------------------
              Net cash provided by (used in) operating activities            (1,987)           5         -           -       580
                                                                       ------------------------------------------------------------
Cash flows from investing activities:

     Investment in hotel properties, net                                      1,987           (5)        -           -      (580)
     Proceeds from disposition of assets                                         -          -            -           -        -
     Investments in and advances to affiliates, net                              -          -            -           -        -
     Note receivable                                                             -          -            -           -        -
     Change in restricted cash                                                   -          -            -           -        -
                                                                       ------------------------------------------------------------
              Net cash provided by (used in) investing activities             1,987           (5)        -           -      (580)
                                                                       ------------------------------------------------------------
Cash flows from financing activities:

     Deferred financing costs                                                    -          -            -           -        -
     Proceeds from mortgages and notes payable                                   -          -            -           -        -
     Principal payments on mortgages and notes payable                           -          -            -           -        -
     Borrowings from MeriStar Hospitality                                        -          -            -           -        -
     Repayments to MeriStar Hospitality on borrowing                             -          -            -           -        -
     Purchase of treasury stock                                                  -          -            -           -        -
     Contributions from partners                                                 -          -            -           -        -
     Distributions to partners                                                   -          -            -           -        -
                                                                       ------------------------------------------------------------
              Net cash provided by (used in) financing activities                -          -            -           -        -
                                                                       ------------------------------------------------------------
Effect of exchange rate changes on cash                                          -          -            -           -        -

                                                                       ------------------------------------------------------------
Net change in cash                                                               -          -            -           -        -

Cash and cash equivalents, beginning of period                                   -          -            -           -        -
                                                                       ------------------------------------------------------------
Cash and cash equivalents, end of period                                         -          -            -           -        -
                                                                       ============================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 31, 2002
(in thousands of dollars)

                                                                           MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                              1C, L.P.     8E, LLC        7F, LLC
Cash flows from operating activities:

     Net Income (loss)                                                          (39)         195         124
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                          257          147         118
         Equity in earnings                                                      -          -            -
         Loss on fair value of non-hedging derivatives                           -          -            -
         Write off of deffered financing costs                                   -          -            -
         Minority interests                                                      -          -            -
         Amortization of unearned stock based compensation                       -          -            -
         Interest rate swaps marked to fair value                                -          -            -
         Deferred income taxes                                                   -          -            -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                           -          -            -
              Prepaid expenses and other                                        (30)        -            -
              Due from/to Meristar Hotels                                        -          -            -
              Accounts payable, accrued expenses and other liabilities          154          (48)         28
              Accrued interest                                                   -          -            -
              Due from subsidiaries                                            (254)        (249)       (251)
              Income taxes payable                                               -          -            -
                                                                       ---------------------------------------
              Net cash provided by (used in) operating activities                88           45          19
                                                                       ---------------------------------------
Cash flows from investing activities:

     Investment in hotel properties, net                                        (88)         (45)        (19)
     Proceeds from disposition of assets                                         -          -            -
     Investments in and advances to affiliates, net                              -          -            -
     Note receivable                                                             -          -            -
     Change in restricted cash                                                   -          -            -
                                                                       ---------------------------------------
              Net cash provided by (used in) investing activities               (88)         (45)        (19)
                                                                       ---------------------------------------
Cash flows from financing activities:

     Deferred financing costs                                                    -          -            -
     Proceeds from mortgages and notes payable                                   -          -            -
     Principal payments on mortgages and notes payable                           -          -            -
     Borrowings from MeriStar Hospitality                                        -          -            -
     Repayments to MeriStar Hospitality on borrowing                             -          -            -
     Purchase of treasury stock                                                  -          -            -
     Contributions from partners                                                 -          -            -
     Distributions to partners                                                   -          -            -
                                                                       ---------------------------------------
              Net cash provided by (used in) financing activities                -          -            -
                                                                       ---------------------------------------
Effect of exchange rate changes on cash                                          -          -            -

                                                                       ---------------------------------------
Net change in cash                                                               -          -            -

Cash and cash equivalents, beginning of period                                   -          -            -
                                                                       ---------------------------------------
Cash and cash equivalents, end of period                                         -          -            -
                                                                       =======================================


                                                                         MeriStar      MeriStar  MeriStar  MeriStar  MeriStar
                                                                            Sub           Sub        Sub     Sub       Sub
                                                                          5L, LLC        3C, LLC  5R, LLC  8A, LLC    6D, LLC
Cash flows from operating activities:

     Net Income (loss)                                                          257          256         -           -      350
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                           33          176         -           -      133
         Equity in earnings                                                      -          -            -           -        -
         Loss on fair value of non-hedging derivatives                           -          -            -           -        -
         Write off of deffered financing costs                                   -          -            -           -        -
         Minority interests                                                      -          -            -           -        -
         Amortization of unearned stock based compensation                       -          -            -           -        -
         Interest rate swaps marked to fair value                                -          -            -           -        -
         Deferred income taxes                                                   -          -            -           -        -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                           -          -            -           -      (10)
              Prepaid expenses and other                                         -          -            -            1       -
              Due from/to Meristar Hotels                                        -          -            -           -        -
              Accounts payable, accrued expenses and other liabilities           52          148         -          (46)     21
              Accrued interest                                                   -          -            -           -        -
              Due from subsidiaries                                            (338)        (561)        -           46    (378)
              Income taxes payable                                               -          -            -           -        -
                                                                       ------------------------------------------------------------
              Net cash provided by (used in) operating activities                 4           19         -            1     116
                                                                       ------------------------------------------------------------
Cash flows from investing activities:

     Investment in hotel properties, net                                         (4)         (19)        -           (1)   (116)
     Proceeds from disposition of assets                                         -          -            -           -        -
     Investments in and advances to affiliates, net                              -          -            -           -        -
     Note receivable                                                             -          -            -           -        -
     Change in restricted cash                                                   -          -            -           -        -
                                                                       ------------------------------------------------------------
              Net cash provided by (used in) investing activities                (4)         (19)        -           (1)   (116)
                                                                       ------------------------------------------------------------
Cash flows from financing activities:

     Deferred financing costs                                                    -          -            -           -        -
     Proceeds from mortgages and notes payable                                   -          -            -           -        -
     Principal payments on mortgages and notes payable                           -          -            -           -        -
     Borrowings from MeriStar Hospitality                                        -          -            -           -        -
     Repayments to MeriStar Hospitality on borrowing                             -          -            -           -        -
     Purchase of treasury stock                                                  -          -            -           -        -
     Contributions from partners                                                 -          -            -           -        -
     Distributions to partners                                                   -          -            -           -        -
                                                                       ------------------------------------------------------------
              Net cash provided by (used in) financing activities                -          -            -           -        -
                                                                       ------------------------------------------------------------
Effect of exchange rate changes on cash                                          -          -            -           -        -

                                                                       ------------------------------------------------------------
Net change in cash                                                               -          -            -           -        -

Cash and cash equivalents, beginning of period                                   -          -            -           -        -

                                                                       ------------------------------------------------------------
Cash and cash equivalents, end of period                                         -          -            -           -        -
                                                                       ============================================================


                                                                           MeriStar Sub       MeriStar
                                                                             6E, LLC           4E, L.P.

Cash flows from operating activities:

     Net Income (loss)                                                          644           24
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                          425          230
         Equity in earnings                                                      -          -
         Loss on fair value of non-hedging derivatives                           -          -
         Write off of deffered financing costs                                   -          -
         Minority interests                                                      -          -
         Amortization of unearned stock based compensation                       -          -
         Interest rate swaps marked to fair value                                -          -
         Deferred income taxes                                                   -          -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                           -          -
              Prepaid expenses and other                                         -          -
              Due from/to Meristar Hotels                                        -          -
              Accounts payable, accrued expenses and other liabilities          262         (337)
              Accrued interest                                                   -          -
              Due from subsidiaries                                          (1,089)         148
              Income taxes payable                                               -          -
                                                                       ------------------------------
              Net cash provided by (used in) operating activities               242           65
                                                                       ------------------------------
Cash flows from investing activities:

     Investment in hotel properties, net                                       (242)         (65)
     Proceeds from disposition of assets                                         -          -
     Investments in and advances to affiliates, net                              -          -
     Note receivable                                                             -          -
     Change in restricted cash                                                   -          -
                                                                       ------------------------------
              Net cash provided by (used in) investing activities              (242 )        (65)
                                                                       ------------------------------
Cash flows from financing activities:

     Deferred financing costs                                                    -          -
     Proceeds from mortgages and notes payable                                   -          -
     Principal payments on mortgages and notes payable                           -          -
     Borrowings from MeriStar Hospitality                                        -          -
     Repayments to MeriStar Hospitality on borrowing                             -          -
     Purchase of treasury stock                                                  -          -
     Contributions from partners                                                 -          -
     Distributions to partners                                                   -          -
                                                                       ------------------------------
              Net cash provided by (used in) financing activities                -          -
                                                                       ------------------------------
Effect of exchange rate changes on cash                                          -          -

                                                                       ------------------------------
Net change in cash                                                               -          -

Cash and cash equivalents, beginning of period                                   -          -

                                                                       ------------------------------
Cash and cash equivalents, end of period                                         -          -
                                                                       ==============================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 31, 2002
(in thousands of dollars)

                                                                           MeriStar  MeriStar  MeriStar Sub  MeriStar    MeriStar
                                                                            Sub 1B,   Sub 5F,      6G, LLC   Sub 8C, LLC  Sub 4C,
                                                                              LLC       L.P.                                L.P.

Cash flows from operating activities:

     Net Income (loss)                                                          892          460         288          3      66
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                          158          264         209        346     152
         Equity in earnings                                                      -          -            -           -        -
         Loss on fair value of non-hedging derivatives                           -          -            -           -        -
         Write off of deffered financing costs                                   -          -            -           -        -
         Minority interests                                                      -          -            -           -        -
         Amortization of unearned stock based compensation                       -          -            -           -        -
         Interest rate swaps marked to fair value                                -          -            -           -        -
         Deferred income taxes                                                   -          -            -           -        -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                           -          -            -           -        -
              Prepaid expenses and other                                         -          -            -           -        -
              Due from/to Meristar Hotels                                        -          -            -           -        -
              Accounts payable, accrued expenses and other liabilities            6          142          90       (153)   (235)
              Accrued interest                                                   -          -            -           -        -
              Due from subsidiaries                                            (911)        (812)       (414)      (109)     39
              Income taxes payable                                               -          -            -           -        -
                                                                       ------------------------------------------------------------
              Net cash provided by (used in) operating activities               145           54         173         87      22
                                                                       ------------------------------------------------------------
Cash flows from investing activities:

     Investment in hotel properties, net                                       (145)         (54)       (173)       (87)    (22)
     Proceeds from disposition of assets                                         -          -            -           -        -
     Investments in and advances to affiliates, net                              -          -            -           -        -
     Note receivable                                                             -          -            -           -        -
     Change in restricted cash                                                   -          -            -           -        -
                                                                       ------------------------------------------------------------
              Net cash provided by (used in) investing activities              (145)         (54)       (173)       (87)    (22)
                                                                       ------------------------------------------------------------
Cash flows from financing activities:

     Deferred financing costs                                                    -          -            -           -        -
     Proceeds from mortgages and notes payable                                   -          -            -           -        -
     Principal payments on mortgages and notes payable                           -          -            -           -        -
     Borrowings from MeriStar Hospitality                                        -          -            -           -        -
     Repayments to MeriStar Hospitality on borrowing                             -          -            -           -        -
     Purchase of treasury stock                                                  -          -            -           -        -
     Contributions from partners                                                 -          -            -           -        -
     Distributions to partners                                                   -          -            -           -        -
                                                                       ------------------------------------------------------------
              Net cash provided by (used in) financing activities                -          -            -           -        -
                                                                       ------------------------------------------------------------
Effect of exchange rate changes on cash                                          -          -            -           -        -

                                                                       ------------------------------------------------------------
Net change in cash                                                               -          -            -           -        -

Cash and cash equivalents, beginning of period                                   -          -            -           -        -

                                                                       ------------------------------------------------------------
Cash and cash equivalents, end of period                                         -          -            -           -        -
                                                                       ============================================================

                                                                      MeriStar Sub   MeriStar Sub  MeriStar Sub
                                                                        4H, L.P.       7E, LLC       3D, LLC
Cash flows from operating activities:

     Net Income (loss)                                                          (9)           170           464
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                         135            158           240
         Equity in earnings                                                    -              -             -
         Loss on fair value of non-hedging derivatives                         -              -             -
         Write off of deffered financing costs                                 -              -             -
         Minority interests                                                    -              -             -
         Amortization of unearned stock based compensation                     -              -             -
         Interest rate swaps marked to fair value                              -              -             -
         Deferred income taxes                                                 -              -             -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                         -              -             -
              Prepaid expenses and other                                       (10)           -             -
              Due from/to Meristar Hotels                                      -              -             -
              Accounts payable, accrued expenses and other liabilities        (146)           (30)           53
              Accrued interest                                                 -              -             -
              Due from subsidiaries                                             56           (280)         (701)
              Income taxes payable                                              -             -             -
                                                                       --------------------------------------------
              Net cash provided by (used in) operating activities               26             18            56
                                                                       --------------------------------------------
Cash flows from investing activities:

     Investment in hotel properties, net                                       (26)           (18)          (56)
     Proceeds from disposition of assets                                        -             -             -
     Investments in and advances to affiliates, net                             -             -             -
     Note receivable                                                            -             -             -
     Change in restricted cash                                                  -             -             -
                                                                       --------------------------------------------
              Net cash provided by (used in) investing activities              (26)           (18)          (56)
                                                                       --------------------------------------------
Cash flows from financing activities:

     Deferred financing costs                                                   -             -             -
     Proceeds from mortgages and notes payable                                  -             -             -
     Principal payments on mortgages and notes payable                          -             -             -
     Borrowings from MeriStar Hospitality                                       -             -             -
     Repayments to MeriStar Hospitality on borrowing                            -             -             -
     Purchase of treasury stock                                                 -             -             -
     Contributions from partners                                                -             -             -
     Distributions to partners                                                  -             -             -
                                                                       --------------------------------------------
              Net cash provided by (used in) financing activities               -             -             -
                                                                       --------------------------------------------
Effect of exchange rate changes on cash                                         -             -             -

                                                                       --------------------------------------------
Net change in cash                                                              -             -             -

Cash and cash equivalents, beginning of period                                  -             -             -

                                                                       --------------------------------------------
Cash and cash equivalents, end of period                                        -             -             -
                                                                       ============================================

                                                                    MeriStar Sub   MeriStar Sub
                                                                      1A, LLC        5E, LLC
Cash flows from operating activities:

     Net Income (loss)                                                       205            507
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                       119            485
         Equity in earnings                                                  -              -
         Loss on fair value of non-hedging derivatives                       -              -
         Write off of deffered financing costs                               -              -
         Minority interests                                                  -              -
         Amortization of unearned stock based compensation                   -              -
         Interest rate swaps marked to fair value                            -              -
         Deferred income taxes                                               -              -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                       -              -
              Prepaid expenses and other                                     -              -
              Due from/to Meristar Hotels                                    -              -
              Accounts payable, accrued expenses and other liabilities       (43)            38
              Accrued interest                                               -              -
              Due from subsidiaries                                         (268)        (1,023)
              Income taxes payable                                           -              -
                                                                       ---------------------------
              Net cash provided by (used in) operating activities             13              7
                                                                       ---------------------------
Cash flows from investing activities:

     Investment in hotel properties, net                                     (13)            (7)
     Proceeds from disposition of assets                                     -              -
     Investments in and advances to affiliates, net                          -              -
     Note receivable                                                         -              -
     Change in restricted cash                                               -              -
                                                                       ---------------------------
              Net cash provided by (used in) investing activities            (13)            (7)
                                                                       ---------------------------
Cash flows from financing activities:

     Deferred financing costs                                                -              -
     Proceeds from mortgages and notes payable                               -              -
     Principal payments on mortgages and notes payable                       -              -
     Borrowings from MeriStar Hospitality                                    -              -
     Repayments to MeriStar Hospitality on borrowing                         -              -
     Purchase of treasury stock                                              -              -
     Contributions from partners                                             -              -
     Distributions to partners                                               -              -
                                                                       ----------------------------
              Net cash provided by (used in) financing activities            -              -
                                                                       ----------------------------
Effect of exchange rate changes on cash                                      -              -

                                                                       ----------------------------
Net change in cash                                                           -              -

Cash and cash equivalents, beginning of period                               -              -

                                                                       ----------------------------
Cash and cash equivalents, end of period                                     -              -
                                                                       ============================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 31, 2002
(in thousands of dollars)

CAPTION
                                                                        MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                      7A Joint Venture   6K, LLC       2B, LLC       3A, LLC
Cash flows from operating activities:

     Net Income (loss)                                                          118          584        (127)        39
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                          104          186         105         71
         Equity in earnings                                                      -          -            -           -
         Loss on fair value of non-hedging derivatives                           -          -            -           -
         Write off of deffered financing costs                                   -          -            -           -
         Minority interests                                                      -          -            -           -
         Amortization of unearned stock based compensation                       -          -            -           -
         Interest rate swaps marked to fair value                                -          -            -           -
         Deferred income taxes                                                   -          -            -           -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                           -          -            -           -
              Prepaid expenses and other                                         -          -            -           -
              Due from/to Meristar Hotels                                        -          -            -           -
              Accounts payable, accrued expenses and other liabilities          (65)         117         -           17
              Accrued interest                                                    -         -            -           -
              Due from subsidiaries                                             (22)        (782)         51        361
              Income taxes payable                                               -          -            -           -
                                                                       -----------------------------------------------------
              Net cash provided by (used in) operating activities               135          105          29         488
                                                                       -----------------------------------------------------
Cash flows from investing activities:

     Investment in hotel properties, net                                       (135)        (105)        (26)      (488)
     Proceeds from disposition of assets                                         -          -            -           -
     Investments in and advances to affiliates, net                              -          -            -           -
     Note receivable                                                             -          -            -           -
     Change in restricted cash                                                   -          -            -           -
                                                                       -----------------------------------------------------
              Net cash provided by (used in) investing activities              (135)        (105)        (26)      (488)
                                                                       -----------------------------------------------------
Cash flows from financing activities:

     Deferred financing costs                                                    -          -            -           -
     Proceeds from mortgages and notes payable                                   -          -            -           -
     Principal payments on mortgages and notes payable                           -          -             (3)        -
     Borrowings from MeriStar Hospitality                                        -          -            -           -
     Repayments to MeriStar Hospitality on borrowing                             -          -            -           -
     Purchase of treasury stock                                                  -          -            -           -
     Contributions from partners                                                 -          -            -           -
     Distributions to partners                                                   -          -            -           -
                                                                       -----------------------------------------------------
              Net cash provided by (used in) financing activities                -          -             (3)        -
                                                                       -----------------------------------------------------
Effect of exchange rate changes on cash                                          -          -            -           -

                                                                       -----------------------------------------------------
Net change in cash                                                               -          -            -           -

Cash and cash equivalents, beginning of period                                   -          -            -           -

                                                                       -----------------------------------------------------
Cash and cash equivalents, end of period                                         -          -            -           -
                                                                       =====================================================

                                                                           MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                              4A, L.P.     4D, LLC        2A, LLC      6L, LLC
Cash flows from operating activities:

     Net Income (loss)                                                          195         -           (157)        79
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                           -            80          78        222
         Equity in earnings                                                      -          -            -           -
         Loss on fair value of non-hedging derivatives                           -          -            -           -
         Write off of deffered financing costs                                   -          -            -           -
         Minority interests                                                      -          -            -           -
         Amortization of unearned stock based compensation                       -          -            -           -
         Interest rate swaps marked to fair value                                -          -            -           -
         Deferred income taxes                                                   -          -            -           -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                           -          -            -           -
              Prepaid expenses and other                                         -          -            -           -
              Due from/to Meristar Hotels                                        -          -            -           -
              Accounts payable, accrued expenses and other liabilities         (155)          37          37         49
              Accrued interest                                                   -          -            -           -
              Due from subsidiaries                                              17          (48)         43       (291)
              Income taxes payable                                               -          -            -           -
                                                                       -----------------------------------------------------
              Net cash provided by (used in) operating activities                57           69           1         59
                                                                       -----------------------------------------------------
Cash flows from investing activities:

     Investment in hotel properties, net                                        (57)         (69)          4        (59)
     Proceeds from disposition of assets                                         -          -            -           -
     Investments in and advances to affiliates, net                              -          -            -           -
     Note receivable                                                             -          -            -           -
     Change in restricted cash                                                   -          -            -           -
                                                                       -----------------------------------------------------
              Net cash provided by (used in) investing activities               (57)         (69)          4        (59)
                                                                       -----------------------------------------------------
Cash flows from financing activities:

     Deferred financing costs                                                    -          -            -           -
     Proceeds from mortgages and notes payable                                   -          -            -           -
     Principal payments on mortgages and notes payable                           -          -             (5)        -
     Borrowings from MeriStar Hospitality                                        -          -            -           -
     Repayments to MeriStar Hospitality on borrowing                             -          -            -           -
     Purchase of treasury stock                                                  -          -            -           -
     Contributions from partners                                                 -          -            -           -
     Distributions to partners                                                   -          -            -           -
                                                                       -----------------------------------------------------
              Net cash provided by (used in) financing activities                -          -             (5)        -
                                                                       -----------------------------------------------------
Effect of exchange rate changes on cash                                          -          -            -           -

                                                                       -----------------------------------------------------
Net change in cash                                                               -          -            -           -

Cash and cash equivalents, beginning of period                                   -          -            -           -

                                                                       -----------------------------------------------------
Cash and cash equivalents, end of period                                         -          -            -           -
                                                                       =====================================================

                                                                           MDV Limited  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                           Partnership    5C, LLC        6J, LLC     1D, L.P.
Cash flows from operating activities:

     Net Income (loss)                                                          119           20         423        659
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                           34          149         162        554
         Equity in earnings                                                      -          -            -           -
         Loss on fair value of non-hedging derivatives                           -          -            -           -
         Write off of deffered financing costs                                   -          -            -           -
         Minority interests                                                      -          -            -           -
         Amortization of unearned stock based compensation                       -          -            -           -
         Interest rate swaps marked to fair value                                -          -            -           -
         Deferred income taxes                                                   -          -            -           -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                           -          -            -           -
              Prepaid expenses and other                                          4          (40)        -           -
              Due from/to Meristar Hotels                                        -          -            -           -
              Accounts payable, accrued expenses and other liabilities          (29)          25          60       (211)
              Accrued interest                                                   -          -            -           14
              Due from subsidiaries                                            (125)        (134)       (564)      (693)
              Income taxes payable                                               -          -            -           -
                                                                       -----------------------------------------------------
              Net cash provided by (used in) operating activities                 3           20          81        323
                                                                       -----------------------------------------------------
Cash flows from investing activities:

     Investment in hotel properties, net                                         (3)         (20)        (81)      (323)
     Proceeds from disposition of assets                                         -          -            -           -
     Investments in and advances to affiliates, net                              -          -            -           -
     Note receivable                                                             -          -            -           -
     Change in restricted cash                                                   -          -            -           -
                                                                       -----------------------------------------------------
              Net cash provided by (used in) investing activities                (3)         (20)        (81)       (323)
                                                                       -----------------------------------------------------
Cash flows from financing activities:

     Deferred financing costs                                                    -          -            -           -
     Proceeds from mortgages and notes payable                                   -          -            -           -
     Principal payments on mortgages and notes payable                           -          -            -           -
     Borrowings from MeriStar Hospitality                                        -          -            -           -
     Repayments to MeriStar Hospitality on borrowing                             -          -            -           -
     Purchase of treasury stock                                                  -          -            -           -
     Contributions from partners                                                 -          -            -           -
     Distributions to partners                                                   -          -            -           -
                                                                       -----------------------------------------------------
              Net cash provided by (used in) financing activities                -          -            -           -
                                                                       -----------------------------------------------------
Effect of exchange rate changes on cash                                          -          -            -           -

                                                                       -----------------------------------------------------
Net change in cash                                                               -          -            -           -

Cash and cash equivalents, beginning of period                                  -           -            -           -

                                                                       -----------------------------------------------------
Cash and cash equivalents, end of period                                        -           -            -           -
                                                                       =====================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 31, 2002
(in thousands of dollars)

                                                                          MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar
                                                                            7B, L.P.       7D, LLC       7G, LLC    Sub 6B, LLC
Cash flows from operating activities:

     Net Income (loss)                                                          (60)         307         (96)        80
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                          231          416         189        114
         Equity in earnings                                                      -          -            -           -
         Loss on fair value of non-hedging derivatives                           -          -            -           -
         Write off of deffered financing costs                                   -          -            -           -
         Minority interests                                                      -          -            -           -
         Amortization of unearned stock based compensation                       -          -            -           -
         Interest rate swaps marked to fair value                                -          -            -           -
         Deferred income taxes                                                   -          -            -           -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                           -           267         -           -
              Prepaid expenses and other                                         -          -            -           -
              Due from/to Meristar Hotels                                        -          -            -           -
              Accounts payable, accrued expenses and other liabilities         (233)        (572)       (143)        14
              Accrued interest                                                   -          -            -           -
              Due from subsidiaries                                              66         (352)         69       (158)
              Income taxes payable                                               -          -            -           -
                                                                       -----------------------------------------------------
              Net cash provided by (used in) operating activities                 4           66          19         50
                                                                       -----------------------------------------------------
Cash flows from investing activities:

     Investment in hotel properties, net                                         (4)         (66)        (19)       (50)
     Proceeds from disposition of assets                                         -          -            -           -
     Investments in and advances to affiliates, net                              -          -            -           -
     Note receivable                                                             -          -            -           -
     Change in restricted cash                                                   -          -            -           -
                                                                       -----------------------------------------------------
              Net cash provided by (used in) investing activities                (4)         (66)        (19)       (50)
                                                                       -----------------------------------------------------
Cash flows from financing activities:

     Deferred financing costs                                                    -          -            -           -
     Proceeds from mortgages and notes payable                                   -          -            -           -
     Principal payments on mortgages and notes payable                           -          -            -           -
     Borrowings from MeriStar Hospitality                                        -          -            -           -
     Repayments to MeriStar Hospitality on borrowing                             -          -            -           -
     Purchase of treasury stock                                                  -          -            -           -
     Contributions from partners                                                 -          -            -           -
     Distributions to partners                                                   -          -            -           -
                                                                       -----------------------------------------------------
              Net cash provided by (used in) financing activities                -          -            -           -
                                                                       -----------------------------------------------------
Effect of exchange rate changes on cash                                          -          -            -           -
                                                                       -----------------------------------------------------
Net change in cash                                                               -          -            -           -

Cash and cash equivalents, beginning of period                                   -          -            -           -

                                                                       -----------------------------------------------------
Cash and cash equivalents, end of period                                         -          -            -           -
                                                                       =====================================================

                                                                              MeriStar     MeriStar   MeriStar   MeriStar
                                                                                Sub           Sub        Sub        Sub   AGH PSS I,
                                                                              4I, L.P.      5D, LLC    5H, LLC    7H, LLC    Inc.
Cash flows from operating activities:

     Net Income (loss)                                                         (191)        (432)        596         76     641
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                          144          362         493        152       -
         Equity in earnings                                                      -          -            -           -        -
         Loss on fair value of non-hedging derivatives                           -          -            -           -        -
         Write off of deffered financing costs                                   -          -            -           -        -
         Minority interests                                                      -          -            -           -        -
         Amortization of unearned stock based compensation                       -          -            -           -        -
         Interest rate swaps marked to fair value                                -          -            -           -        -
         Deferred income taxes                                                   -          -            -           -        -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                           -          -            -           -        -
              Prepaid expenses and other                                         -          -            -           -        -
              Due from/to Meristar Hotels                                        -          -            -           -        -
              Accounts payable, accrued expenses and other liabilities         (168)          18         391        (94)    172
              Accrued interest                                                   -          -            -           -        -
              Due from subsidiaries                                             287           95      (1,104)      (107)   (563)
              Income taxes payable                                               -          -            -           -        -
                                                                       ------------------------------------------------------------
              Net cash provided by (used in) operating activities                72           43         376         27     250
                                                                       ------------------------------------------------------------
Cash flows from investing activities:

     Investment in hotel properties, net                                        (72)         (43)       (376)       (27)   (250)
     Proceeds from disposition of assets                                         -          -            -           -        -
     Investments in and advances to affiliates, net                              -          -            -           -        -
     Note receivable                                                             -          -            -           -        -
     Change in restricted cash                                                   -          -            -           -        -
                                                                       ------------------------------------------------------------
              Net cash provided by (used in) investing activities               (72)         (43)       (376)       (27)   (250)
                                                                       ------------------------------------------------------------
Cash flows from financing activities:

     Deferred financing costs                                                    -          -            -           -        -
     Proceeds from mortgages and notes payable                                   -          -            -           -        -
     Principal payments on mortgages and notes payable                           -          -            -           -        -
     Borrowings from MeriStar Hospitality                                        -          -            -           -        -
     Repayments to MeriStar Hospitality on borrowing                             -          -            -           -        -
     Purchase of treasury stock                                                  -          -            -           -        -
     Contributions from partners                                                 -          -            -           -        -
     Distributions to partners                                                   -          -            -           -        -
                                                                       ------------------------------------------------------------
              Net cash provided by (used in) financing activities                -          -            -           -        -
                                                                       ------------------------------------------------------------
Effect of exchange rate changes on cash                                          -          -            -           -        -

                                                                       ------------------------------------------------------------
Net change in cash                                                               -          -            -           -        -

Cash and cash equivalents, beginning of period                                   -          -            -           -       -

                                                                       ------------------------------------------------------------
Cash and cash equivalents, end of period                                         -          -            -           -       -
                                                                       ============================================================
                                                                           MeriStar Sub
                                                                             2D, LLC
Cash flows from operating activities:

     Net Income (loss)                                                         (120)
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                          117
         Equity in earnings                                                      -
         Loss on fair value of non-hedging derivatives                           -
         Write off of deffered financing costs                                   -
         Minority interests                                                      -
         Amortization of unearned stock based compensation                       -
         Interest rate swaps marked to fair value                                -
         Deferred income taxes                                                   -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                           -
              Prepaid expenses and other                                         -
              Due from/to Meristar Hotels                                        -
              Accounts payable, accrued expenses and other liabilities          (70)
              Accrued interest                                                   -
              Due from subsidiaries                                              77
              Income taxes payable                                               -
                                                                       ------------------
              Net cash provided by (used in) operating activities                 4
                                                                       ------------------
Cash flows from investing activities:

     Investment in hotel properties, net                                          1
     Proceeds from disposition of assets                                         -
     Investments in and advances to affiliates, net                              -
     Note receivable                                                             -
     Change in restricted cash                                                   -
                                                                       ------------------
              Net cash provided by (used in) investing activities                 1
                                                                       ------------------
Cash flows from financing activities:

     Deferred financing costs                                                    -
     Proceeds from mortgages and notes payable                                   -
     Principal payments on mortgages and notes payable                           (5)
     Borrowings from MeriStar Hospitality                                        -
     Repayments to MeriStar Hospitality on borrowing                             -
     Purchase of treasury stock                                                  -
     Contributions from partners                                                 -
     Distributions to partners                                                   -
                                                                       ------------------
              Net cash provided by (used in) financing activities                (5)
                                                                       ------------------
Effect of exchange rate changes on cash                                          -

Net change in cash                                                               -

Cash and cash equivalents, beginning of period                                   -

                                                                       ------------------
Cash and cash equivalents, end of period                                         -
                                                                       ==================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 31, 2002
(in thousands of dollars)

                                                                          MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                            4F, L.P.         5K, LLC      5M, LLC      1E, L.P.
Cash flows from operating activities:

     Net Income (loss)                                                          105          385         465        209
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                          280          297         113         76
         Equity in earnings                                                      -          -             -          -
         Loss on fair value of non-hedging derivatives                           -          -             -          -
         Write off of deffered financing costs                                   -          -             -          -
         Minority interests                                                      -          -             -          -
         Amortization of unearned stock based compensation                       -          -             -          -
         Interest rate swaps marked to fair value                                -          -             -          -
         Deferred income taxes                                                   -          -             -          -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                           -          -             -          -
              Prepaid expenses and other                                         -          -             -          -
              Due from/to Meristar Hotels                                        -          -             -          -
              Accounts payable, accrued expenses and other liabilities         (254)          44         132        (40)
              Accrued interest                                                   -          -             -          -
              Due from subsidiaries                                              65         (295)       (665)      (218)
              Income taxes payable                                               -          -             -          -
                                                                       -----------------------------------------------------
              Net cash provided by (used in) operating activities               196          431          45         27
                                                                       -----------------------------------------------------
Cash flows from investing activities:

     Investment in hotel properties, net                                       (196)        (431)        (45)       (27)
     Proceeds from disposition of assets                                         -          -             -          -
     Investments in and advances to affiliates, net                              -          -             -          -
     Note receivable                                                             -          -             -          -
     Change in restricted cash                                                   -          -             -          -
                                                                       -----------------------------------------------------
              Net cash provided by (used in) investing activities              (196)        (431)        (45)       (27)
                                                                       -----------------------------------------------------
Cash flows from financing activities:

     Deferred financing costs                                                    -          -            -           -
     Proceeds from mortgages and notes payable                                   -          -            -           -
     Principal payments on mortgages and notes payable                           -          -            -           -
     Borrowings from MeriStar Hospitality                                        -          -            -           -
     Repayments to MeriStar Hospitality on borrowing                             -          -            -           -
     Purchase of treasury stock                                                  -          -            -           -
     Contributions from partners                                                 -          -            -           -
     Distributions to partners                                                   -          -            -           -
                                                                       -----------------------------------------------------
              Net cash provided by (used in) financing activities                -          -            -           -
                                                                       -----------------------------------------------------
Effect of exchange rate changes on cash                                          -          -            -           -

                                                                       -----------------------------------------------------
Net change in cash                                                               -          -            -           -

Cash and cash equivalents, beginning of period                                   -          -            -           -

                                                                       -----------------------------------------------------
Cash and cash equivalents, end of period                                         -          -            -           -
                                                                       =====================================================

                                                                          MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                            5O, LLC       6M Company    4B, L.P.
Cash flows from operating activities:

     Net Income (loss)                                                          188          548        (152)
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                           55          302         177
         Equity in earnings                                                      -          -            -
         Loss on fair value of non-hedging derivatives                           -          -            -
         Write off of deffered financing costs                                   -          -            -
         Minority interests                                                      -          -            -
         Amortization of unearned stock based compensation                       -          -            -
         Interest rate swaps marked to fair value                                -          -            -
         Deferred income taxes                                                   -          -            -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                           -          -            -
              Prepaid expenses and other                                         -          -            -
              Due from/to Meristar Hotels                                        -          -            -
              Accounts payable, accrued expenses and other liabilities           47           68        (142)
              Accrued interest                                                   -          -            -
              Due from subsidiaries                                            (267)        (840)        824
              Income taxes payable                                               -          -            -
                                                                       --------------------------------------------
              Net cash provided by (used in) operating activities                23           78         707
                                                                       --------------------------------------------
Cash flows from investing activities:

     Investment in hotel properties, net                                        (23)         (78)       (707)
     Proceeds from disposition of assets                                         -          -            -
     Investments in and advances to affiliates, net                              -          -            -
     Note receivable                                                             -          -            -
     Change in restricted cash                                                   -          -            -
                                                                       --------------------------------------------
              Net cash provided by (used in) investing activities               (23)         (78)      (707)
                                                                       --------------------------------------------
Cash flows from financing activities:

     Deferred financing costs                                                    -          -            -
     Proceeds from mortgages and notes payable                                   -          -            -
     Principal payments on mortgages and notes payable                           -          -            -
     Borrowings from MeriStar Hospitality                                        -          -            -
     Repayments to MeriStar Hospitality on borrowing                             -          -            -
     Purchase of treasury stock                                                  -          -            -
     Contributions from partners                                                 -          -            -
     Distributions to partners                                                   -          -            -
                                                                       --------------------------------------------
              Net cash provided by (used in) financing activities                -          -            -
                                                                       --------------------------------------------
Effect of exchange rate changes on cash                                          -          -            -

                                                                       --------------------------------------------
Net change in cash                                                               -          -            -

Cash and cash equivalents, beginning of period                                   -          -            -

                                                                       --------------------------------------------
Cash and cash equivalents, end of period                                         -          -            -
                                                                       ============================================


                                                                          MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                            6C, LLC        2C, LLC        4G, L.P.
Cash flows from operating activities:

     Net Income (loss)                                                          476         (311)        385
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                          199          255         229
         Equity in earnings                                                      -          -            -
         Loss on fair value of non-hedging derivatives                           -          -            -
         Write off of deffered financing costs                                   -          -            -
         Minority interests                                                      -          -            -
         Amortization of unearned stock based compensation                       -          -            -
         Interest rate swaps marked to fair value                                -          -            -
         Deferred income taxes                                                   -          -            -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                           -          -            -
              Prepaid expenses and other                                         -          -            -
              Due from/to Meristar Hotels                                        -          -            -
              Accounts payable, accrued expenses and other liabilities           24           27        (380)
              Accrued interest                                                   -          -            -
              Due from subsidiaries                                            (645)          30        (220)
              Income taxes payable                                               -          -            -
                                                                       ---------------------------------------
              Net cash provided by (used in) operating activities                54            1          14
                                                                       ---------------------------------------
Cash flows from investing activities:

     Investment in hotel properties, net                                        (54)           7         (14)
     Proceeds from disposition of assets                                         -          -            -
     Investments in and advances to affiliates, net                              -          -            -
     Note receivable                                                             -          -            -
     Change in restricted cash                                                   -          -            -
                                                                       ---------------------------------------
              Net cash provided by (used in) investing activities               (54)           7         (14)
                                                                       ---------------------------------------
Cash flows from financing activities:

     Deferred financing costs                                                    -          -            -
     Proceeds from mortgages and notes payable                                   -          -            -
     Principal payments on mortgages and notes payable                           -            (8)        -
     Borrowings from MeriStar Hospitality                                        -          -            -
     Repayments to MeriStar Hospitality on borrowing                             -          -            -
     Purchase of treasury stock                                                  -          -            -
     Contributions from partners                                                 -          -            -
     Distributions to partners                                                   -          -            -
                                                                       ---------------------------------------
              Net cash provided by (used in) financing activities                -            (8)        -
                                                                       ---------------------------------------
Effect of exchange rate changes on cash                                          -          -            -

                                                                       ---------------------------------------
Net change in cash                                                               -          -            -

Cash and cash equivalents, beginning of period                                   -          -            -

                                                                       ---------------------------------------
Cash and cash equivalents, end of period                                         -          -            -
                                                                       =======================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 31, 2002
(in thousands of dollars)

                                                                        MeriStar Sub  MeriStar Sub   MeriStar  MeriStar  MeriStar
                                                                           3B, LLC      5G, L.P.   Sub 5P, LLC   Sub 5J,  Sub 5Q,
                                                                                                                  LLC       LLC
Cash flows from operating activities:

     Net Income (loss)                                                           70        1,253         113      1,479     487
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                          230        1,548         -          866     120
         Equity in earnings                                                      -          -            -           -        -
         Loss on fair value of non-hedging derivatives                           -          -            -           -        -
         Write off of deffered financing costs                                   -          -            -           -        -
         Minority interests                                                      -          -            -           -        -
         Amortization of unearned stock based compensation                       -          -            -           -        -
         Interest rate swaps marked to fair value                                -          -            -           -        -
         Deferred income taxes                                                   -          -            -           -        -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                           -          -            329         -        -
              Prepaid expenses and other                                         -          -            -          483       -
              Due from/to Meristar Hotels                                        -          -            -           -        -
              Accounts payable, accrued expenses and other liabilities          146          466           6        804     160
              Accrued interest                                                   -          -            -           -        -
              Due from subsidiaries                                            (252)      (2,492)       (448)    (3,168)   (418)
              Income taxes payable                                               -          -            -           -       -
                                                                       ------------------------------------------------------------
              Net cash provided by (used in) operating activities               194          775         -          464     349
                                                                       ------------------------------------------------------------
Cash flows from investing activities:

     Investment in hotel properties, net                                       (194)        (775)        -         (464)   (349)
     Proceeds from disposition of assets                                         -          -            -           -        -
     Investments in and advances to affiliates, net                              -          -            -           -        -
     Note receivable                                                             -          -            -           -        -
     Change in restricted cash                                                   -          -            -           -        -
                                                                       ------------------------------------------------------------
              Net cash provided by (used in) investing activities              (194)        (775)        -         (464)   (349)
                                                                       ------------------------------------------------------------
Cash flows from financing activities:

     Deferred financing costs                                                    -          -            -           -        -
     Proceeds from mortgages and notes payable                                   -          -            -           -        -
     Principal payments on mortgages and notes payable                           -          -            -           -        -
     Borrowings from MeriStar Hospitality                                        -          -            -           -        -
     Repayments to MeriStar Hospitality on borrowing                             -          -            -           -        -
     Purchase of treasury stock                                                  -          -            -           -        -
     Contributions from partners                                                 -          -            -           -        -
     Distributions to partners                                                   -          -            -           -        -
                                                                       ------------------------------------------------------------
              Net cash provided by (used in) financing activities                -          -            -           -        -
                                                                       ------------------------------------------------------------
Effect of exchange rate changes on cash                                          -          -            -           -        -
                                                                       ------------------------------------------------------------

Net change in cash                                                               -          -            -           -        -

Cash and cash equivalents, beginning of period                                   -          -            -           -        -

                                                                       ------------------------------------------------------------
Cash and cash equivalents, end of period                                         -          -            -           -        -
                                                                       ============================================================


                                                                      MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                         5A, LLC       8D, LLC       4J, LLC

Cash flows from operating activities:

         Net Income (loss)                                                      448          161         316
     Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities:
         Depreciation and amortization                                          313          317         336
         Equity in earnings                                                      -          -            -
         Loss on fair value of non-hedging derivatives                           -          -            -
         Write off of deffered financing costs                                   -          -            -
         Minority interests                                                      -          -            -
         Amortization of unearned stock based compensation                       -          -            -
         Interest rate swaps marked to fair value                                -          -            -
         Deferred income taxes                                                   -          -            -
         Changes in operating assets and liabilities:
              Accounts receivable, net                                           -          -             31
              Prepaid expenses and other                                         -          -            -
              Due from/to Meristar Hotels                                        -          -            -
              Accounts payable, accrued expenses and other liabilities          211          (15)       (159)
              Accrued interest                                                   -          -            -
              Due from subsidiaries                                            (861)        (442)       (478)
              Income taxes payable                                               -          -            -
                                                                       --------------------------------------------
              Net cash provided by (used in) operating activities               111           21          46
                                                                       --------------------------------------------
Cash flows from investing activities:

     Investment in hotel properties, net                                       (111)         (21)        (46)
     Proceeds from disposition of assets                                         -          -            -
     Investments in and advances to affiliates, net                              -          -            -
     Note receivable                                                             -          -            -
     Change in restricted cash                                                   -          -            -
                                                                       --------------------------------------------
              Net cash provided by (used in) investing activities              (111)         (21)        (46)
                                                                       --------------------------------------------
Cash flows from financing activities:

     Deferred financing costs                                                    -          -            -
     Proceeds from mortgages and notes payable                                   -          -            -
     Principal payments on mortgages and notes payable                           -          -            -
     Borrowings from MeriStar Hospitality                                        -          -            -
     Repayments to MeriStar Hospitality on borrowing                             -          -            -
     Purchase of treasury stock                                                  -          -            -
     Contributions from partners                                                 -          -            -
     Distributions to partners                                                   -          -            -
                                                                       --------------------------------------------
              Net cash provided by (used in) financing activities                -          -            -
                                                                       --------------------------------------------
Effect of exchange rate changes on cash                                          -          -            -
                                                                       --------------------------------------------
Net change in cash                                                               -          -            -

Cash and cash equivalents, beginning of period                                   -          -            -

                                                                       --------------------------------------------
Cash and cash equivalents, end of period                                         -          -            -
                                                                       ============================================


                                                                       MeriStar Sub                     Total
                                                                        Lessee, Inc.    Eliminations  Consolidated
Cash flows from operating activities:

     Net Income (loss)                                                       (1,929)     (23,860)    (10,324)
     Adjustments to reconcile net income (loss) to net cash                                              -
       provided by (used in) operating activities:                                                       -
         Depreciation and amortization                                          294         -         30,592
         Equity in earnings                                                      -        23,860         -
         Loss on fair value of non-hedging derivatives                           -          -          4,735
         Write off of deffered financing costs                                   -          -          1,529
         Minority interests                                                      -          -             11
         Amortization of unearned stock based compensation                       -          -            880
         Interest rate swaps marked to fair value                                -          -         (2,887)
         Deferred income taxes                                                   -          -           (281)
         Changes in operating assets and liabilities:
              Accounts receivable, net                                      (10,005)        -        (12,254)
              Prepaid expenses and other                                     (1,328)        -          1,634
              Due from/to Meristar Hotels                                       365         -           (224)
              Accounts payable, accrued expenses and other liabilities        7,395         -           (342)
              Accrued interest                                                   -          -         (3,700)
              Due from subsidiaries                                          13,770         -            -
              Income taxes payable                                               -          -           (228)
                                                                                                         -
                                                                       --------------------------------------------
              Net cash provided by (used in) operating activities             8,562         -          9,141
                                                                       --------------------------------------------

Cash flows from investing activities:

     Investment in hotel properties, net                                          2         -        (12,292)
     Proceeds from disposition of assets                                         -          -            -
     Investments in and advances to affiliates, net                              -          -            -
     Note receivable                                                            389         -         (9,000)
     Change in restricted cash                                                   -          -          2,952
                                                                       --------------------------------------------
              Net cash provided by (used in) investing activities               391         -        (18,340)
                                                                       --------------------------------------------
Cash flows from financing activities:

     Deferred financing costs                                                    -          -         (3,131)
     Proceeds from mortgages and notes payable                                   -          -        234,545
     Principal payments on mortgages and notes payable                       (4,000)        -       (220,901)
     Borrowings from MeriStar Hospitality                                        -          -            -
     Repayments to MeriStar Hospitality on borrowing                             -          -            -
     Purchase of treasury stock                                                  -          -           (409)
     Contributions from partners                                                 -          -          3,155
     Distributions to partners                                                   -          -         (1,264)
                                                                       --------------------------------------------
              Net cash provided by (used in) financing activities            (4,000)        -         11,995
                                                                       --------------------------------------------
Effect of exchange rate changes on cash                                          -          -           (271)

                                                                       --------------------------------------------
Net change in cash                                                            4,953         -          2,525

Cash and cash equivalents, beginning of period                               16,643         -         23,441

                                                                       --------------------------------------------
Cash and cash equivalents, end of period                                     21,596         -         25,966
                                                                       ============================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                             MeriStar              Non-
                                                           Hospitality          Guarantor      MeriStar Sub       AGH
Assets                                                       OP, L.P.          Subsidiaries      7C, LLC       Upreit, LLC

       Investment in hotel properties                           14,662           1,547,038            -              -
       Accumulated depreciation                                 (5,085)           (184,188)           -              -
                                                      --------------------------------------------------------------------
                                                                 9,577           1,362,850            -              -

       Cash and cash equivalents                                 6,798                 -              -              -
       Accounts receivable, net                                  4,092               1,183            -              -
       Prepaid expenses and other                                3,982                 612            -              -
       Note receivable                                         127,550                (389)           -              -
       Due from MeriStar Hotels & Resorts                       12,392                 -              -              -
       Due from subsidiaries                                  (304,270)             (7,275)           -               66
       Investments in affiliates                             2,714,272               8,242             32          3,056
       Restricted cash                                          13,751               7,438            -              -
       Intangible assets, net                                   19,791                 757            -              -
                                                      --------------------------------------------------------------------
                                                             2,607,935           1,373,418             32          3,122
                                                      ====================================================================

Liabilities and Partners' capital
       Accounts payable, accrued
         expenses and other liabilities                         17,678              14,060            -              -
       Accrued interest                                         40,913               4,022            -              -
       Income taxes payable                                        285                 -              -              -
       Distributions payable                                     1,090                 -              -              -
       Deferred income taxes                                     7,467                 -              -              -
       Interest rate swaps                                      12,100                 -              -              -
       Notes payable to MeriStar                               357,117                 -              -              -
       Long-term debt                                        1,056,444             286,512            -              -
                                                      --------------------------------------------------------------------
Total liabilities                                            1,493,094             304,594            -              -
                                                      --------------------------------------------------------------------

       Minority interests                                        2,639                 -              -              -
       Redeemable OP units at redemption value                  67,012                 -              -              -
       Partners' capital                                     1,045,190           1,068,824             32          3,122
                                                      --------------------------------------------------------------------
                                                             2,607,935           1,373,418             32          3,122
                                                      ====================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                          MeriStar Sub    MeriStar Sub     MeriStar Sub    MeriStar Sub
Assets                                                     5N, LLC         8A, LLC           8F, L.P.        8G, LLC

       Investment in hotel properties                         4,074             7,306            11,335           -
       Accumulated depreciation                                (408)             (936)           (1,481)          -
                                                      -----------------------------------------------------------------
                                                              3,666             6,370             9,854           -

       Cash and cash equivalents                                 -                -                 -             -
       Accounts receivable, net                                 (16)              (32)              (20)          -
       Prepaid expenses and other                                -                -                  21           -
       Note receivable                                           -                -                 -             -
       Due from MeriStar Hotels & Resorts                        -                -                 -             -
       Due from subsidiaries                                  2,809             4,720             3,889            82
       Investments in affiliates                                 -                -                 -             -
       Restricted cash                                           -                -                 115           -
       Intangible assets, net                                    -                -                 -             -
                                                      -----------------------------------------------------------------
                                                              6,459            11,058            13,859            82
                                                      =================================================================

Liabilities and Partners' capital
       Accounts payable, accrued
         expenses and other liabilities                          14               (42)              160           -
       Accrued interest                                          -                -                 -             -
       Income taxes payable                                      -                -                 -             -
       Distributions payable                                     -                -                 -             -
       Deferred income taxes                                     -                -                 -             -
       Interest rate swaps                                       -                -                 -             -
       Notes payable to MeriStar                                 -                -                 -             -
       Long-term debt                                            -                -                 -             -
                                                      -----------------------------------------------------------------
Total liabilities                                                14               (42)              160           -
                                                      -----------------------------------------------------------------

       Minority interests                                                         -                 -             -
       Redeemable OP units at redemption value                                    -                 -             -
       Partners' capital                                      6,445            11,100            13,699            82
                                                      -----------------------------------------------------------------
                                                              6,459            11,058            13,859            82
                                                      =================================================================
MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)
                                                          MeriStar Sub     MeriStar Sub     MeriStar Sub    MeriStar Sub
Assets                                                      6H, L.P.          8B, LLC          1C, L.P.         8E, LLC

       Investment in hotel properties                         13,569            80,972            24,925          15,157
       Accumulated depreciation                               (1,445)           (7,509)           (3,865)         (1,850)
                                                      --------------------------------------------------------------------
                                                              12,124            73,463            21,060          13,307

       Cash and cash equivalents                                 -                 -                 -               -
       Accounts receivable, net                                  -                 -                 -               -
       Prepaid expenses and other                                -                 -                 -               -
       Note receivable                                           -                 -                 -               -
       Due from MeriStar Hotels & Resorts                        -                 -                 -               -
       Due from subsidiaries                                   4,467            21,498            (3,297)          4,323
       Investments in affiliates                                 -                 -                 -               -
       Restricted cash                                           -                 -                 -               -
       Intangible assets, net                                    -                  52                 2               9
                                                      --------------------------------------------------------------------
                                                              16,591            95,013            17,765          17,639
                                                      ====================================================================

Liabilities and Partners' capital
       Accounts payable, accrued
         expenses and other liabilities                          184             2,412                45               8
       Accrued interest                                          -                 -                 -               -
       Income taxes payable                                      -                 -                 -               -
       Distributions payable                                     -                 -                 -               -
       Deferred income taxes                                     -                 -                 -               -
       Interest rate swaps                                       -                 -                 -               -
       Notes payable to MeriStar                                 -                 -                 -               -
       Long-term debt                                            -                 -                 -               -
                                                      --------------------------------------------------------------------
Total liabilities                                                184             2,412                45               8
                                                      --------------------------------------------------------------------

       Minority interests                                        -                 -                 -               -
       Redeemable OP units at redemption value                   -                 -                 -               -
       Partners' capital                                      16,407            92,601            17,720          17,631
                                                      --------------------------------------------------------------------
                                                              16,591            95,013            17,765          17,639
                                                      ====================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                       MeriStar Sub   MeriStar Sub    MeriStar Sub    MeriStar Sub  MeriStar Sub
Assets                                                  7F, LLC         5L, LLC         3C, LLC         5R, LLC       8A, LLC

       Investment in hotel properties                      11,985          11,292          17,274           -                (1)
       Accumulated depreciation                            (1,989)           (368)         (2,302)          -               -
                                                      ----------------------------------------------------------------------------
                                                            9,996          10,924          14,972           -                (1)
       Cash and cash equivalents                              -               -               -             -                -
       Accounts receivable, net                               -               -               -             -                -
       Prepaid expenses and other                             -               -               -             -                 1
       Note receivable                                        -               -               -             -                -
       Due from MeriStar Hotels & Resorts                     -               -               -             -                -
       Due from subsidiaries                                3,499           3,090           2,741           (43)           7,918
       Investments in affiliates                              -               -               -              43              -
       Restricted cash                                        -               -               -             -                -
       Intangible assets, net                                 -               -                59           -                -
                                                      ----------------------------------------------------------------------------
                                                           13,495          14,014          17,772           -              7,918
                                                      ============================================================================

Liabilities and Partners' capital
       Accounts payable, accrued
         expenses and other liabilities                       168               3             170           -                 46
       Accrued interest                                       -               -               -             -                -
       Income taxes payable                                   -               -               -             -                -
       Distributions payable                                  -               -               -             -                -
       Deferred income taxes                                  -               -               -             -                -
       Interest rate swaps                                    -               -               -             -                -
       Notes payable to MeriStar                              -               -               -             -                -
       Long-term debt                                         -               -               -             -                -
                                                      ----------------------------------------------------------------------------
Total liabilities                                             168               3             170           -                 46
                                                      ----------------------------------------------------------------------------

       Minority interests                                     -               -               -             -                -
       Redeemable OP units at redemption value                -               -               -             -                -
       Partners' capital                                   13,327          14,011          17,602           -              7,872
                                                      ----------------------------------------------------------------------------
                                                           13,495          14,014          17,772           -              7,918
                                                      ============================================================================
MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)
                                                         MeriStar Sub    MeriStar Sub    MeriStar Sub   MeriStar Sub
Assets                                                     6D, LLC         6E, LLC         4E, L.P.        1B, LLC

       Investment in hotel properties                         17,266           43,931         24,547          18,110
       Accumulated depreciation                               (1,820)          (6,642)        (3,072)         (2,927)
                                                      ----------------------------------------------------------------
                                                              15,446           37,289         21,475          15,183
       Cash and cash equivalents                                 -                -              -               -
       Accounts receivable, net                                  115              -              -               -
       Prepaid expenses and other                                -                -              -               -
       Note receivable                                           -                -              -               -
       Due from MeriStar Hotels & Resorts                        -                -              -               -
       Due from subsidiaries                                   5,147           13,660          2,005          10,480
       Investments in affiliates                                 -                -              -               -
       Restricted cash                                           -                -              -               -
       Intangible assets, net                                    -                -                7             -
                                                      ----------------------------------------------------------------
                                                              20,708           50,949         23,487          25,663
                                                      ================================================================

Liabilities and Partners' capital
       Accounts payable, accrued
         expenses and other liabilities                          101             (295)           456             (11)
       Accrued interest                                          -                -              -               -
       Income taxes payable                                      -                -              -               -
       Distributions payable                                     -                -              -               -
       Deferred income taxes                                     -                -              -               -
       Interest rate swaps                                       -                -              -               -
       Notes payable to MeriStar                                 -                -              -               -
       Long-term debt                                            -                -              -                48
                                                      ----------------------------------------------------------------
Total liabilities                                                101             (295)           456              37
                                                      ----------------------------------------------------------------

       Minority interests                                        -                -              -               -
       Redeemable OP units at redemption value                   -                -              -               -
       Partners' capital                                      20,607           51,244         23,031          25,626
                                                      ----------------------------------------------------------------
                                                              20,708           50,949         23,487          25,663
                                                      ================================================================
MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)
                                                         MeriStar Sub    MeriStar Sub    MeriStar Sub    MeriStar Sub
Assets                                                      5F, L.P.        6G, LLC        8C, LLC          4C, L.P

       Investment in hotel properties                         30,953          22,050          36,668         16,345
       Accumulated depreciation                               (3,363)         (3,329)         (3,917)        (3,356)
                                                      ----------------------------------------------------------------
                                                              27,590          18,721          32,751         12,989
       Cash and cash equivalents                                 -               -               -              -
       Accounts receivable, net                                  -               -               -              -
       Prepaid expenses and other                                -               -               -              -
       Note receivable                                           -               -               -              -
       Due from MeriStar Hotels & Resorts                        -               -               -              -
       Due from subsidiaries                                   8,695           3,410           3,419            289
       Investments in affiliates                                 -               -               -              -
       Restricted cash                                           -               -               -              -
       Intangible assets, net                                    -               -                 3            -
                                                      ----------------------------------------------------------------
                                                              36,285          22,131          36,173         13,278
                                                      ================================================================

Liabilities and Partners' capital
       Accounts payable, accrued
         expenses and other liabilities                           94             151             (21)           447
       Accrued interest                                          -               -               -              -
       Income taxes payable                                      -               -               -              -
       Distributions payable                                     -               -               -              -
       Deferred income taxes                                     -               -               -              -
       Interest rate swaps                                       -               -               -              -
       Notes payable to MeriStar                                 -               -               -              -
       Long-term debt                                            -               -               -              -
                                                      ----------------------------------------------------------------
Total liabilities                                                 94             151             (21)           447
                                                      ----------------------------------------------------------------

       Minority interests                                        -               -               -              -
       Redeemable OP units at redemption value                   -               -               -              -
       Partners' capital                                      36,191          21,980          36,194         12,831
                                                      ----------------------------------------------------------------
                                                              36,285          22,131          36,173         13,278
                                                      ================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                       MeriStar Sub    MeriStar Sub    MeriStar Sub    MeriStar Sub
Assets                                                   4H, L.P.       4H, L.P.         3D, LLC         1A, LLC

       Investment in hotel properties                       12,363          17,822           22,305         11,231
       Accumulated depreciation                             (1,712)         (2,081)          (5,411)        (2,024)
                                                      --------------------------------------------------------------
                                                            10,651          15,741           16,894          9,207

       Cash and cash equivalents                               -               -                -              -
       Accounts receivable, net                                -               -                -              -
       Prepaid expenses and other                              -               -                -              -
       Note receivable                                         -               -                -              -
       Due from MeriStar Hotels & Resorts                      -               -                -              -
       Due from subsidiaries                                (1,000)          4,799            5,619          4,953
       Investments in affiliates                               -               -                -              -
       Restricted cash                                         -               -                -              -
       Intangible assets, net                                  -                 7              -              -
                                                      --------------------------------------------------------------
                                                             9,651          20,547           22,513         14,160
                                                      ==============================================================

Liabilities and Partners' capital
       Accounts payable, accrued
               expenses and other liabilities                  193             117              -              148
       Accrued interest                                        -               -                -              -
       Income taxes payable                                    -               -                -              -
       Distributions payable                                   -               -                -              -
       Deferred income taxes                                   -               -                -              -
       Interest rate swaps                                     -               -                -              -
       Notes payable to MeriStar                               -               -                -              -
       Long-term debt                                          -               -                -              -
                                                      --------------------------------------------------------------
Total liabilities                                              193             117              -              148
                                                      --------------------------------------------------------------

       Minority interests                                      -               -                -              -
       Redeemable OP units at redemption value                 -               -                -              -
       Partners' capital                                     9,458          20,430           22,513         14,012
                                                      --------------------------------------------------------------
                                                             9,651          20,547           22,513         14,160
                                                      ==============================================================
MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                       MeriStar Sub    MeriStar Sub 7A    MeriStar Sub    MeriStar Sub
Assets                                                   5E, LLC        Joint Venture       6K, LLC         2B, LLC

       Investment in hotel properties                      52,817             12,891           22,642           9,424
       Accumulated depreciation                            (6,221)            (1,345)          (3,560)         (1,558)
                                                      -----------------------------------------------------------------
                                                           46,596             11,546           19,082           7,866

       Cash and cash equivalents                              -                  -                -               -
       Accounts receivable, net                               -                  -                -               (12)
       Prepaid expenses and other                             -                  -                -               -
       Note receivable                                        -                  -                -               -
       Due from MeriStar Hotels & Resorts                     -                  -                -               -
       Due from subsidiaries                                9,219              3,585           13,504            (486)
       Investments in affiliates                              -                  -                -               -
       Restricted cash                                        -                  -                -               -
       Intangible assets, net                                  10                -                -                 1
                                                      -----------------------------------------------------------------
                                                           55,825             15,131           32,586           7,369
                                                      =================================================================

Liabilities and Partners' capital
       Accounts payable, accrued
               expenses and other liabilities                 301                230               78             147
       Accrued interest                                       -                  -                -               -
       Income taxes payable                                   -                  -                -               -
       Distributions payable                                  -                  -                -               -
       Deferred income taxes                                  -                  -                -               -
       Interest rate swaps                                    -                  -                -               -
       Notes payable to MeriStar                              -                  -                -               -
       Long-term debt                                         -                  -                -             4,851
                                                      -----------------------------------------------------------------
Total liabilities                                             301                230               78           4,998
                                                      -----------------------------------------------------------------

       Minority interests                                     -                  -                -               -
       Redeemable OP units at redemption value                -                  -                -               -
       Partners' capital                                   55,524             14,901           32,508           2,371
                                                      -----------------------------------------------------------------
                                                           55,825             15,131           32,586           7,369
                                                      =================================================================
MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)
                                                       MeriStar Sub     MeriStar Sub    MeriStar Sub     MeriStar Sub
Assets                                                   3A, LLC         4A, L.P.       4D, LLC           2A, LLC

       Investment in hotel properties                        6,274           8,619            8,664            8,209
       Accumulated depreciation                             (1,292)         (1,112)          (1,179)          (1,141)
                                                      -----------------------------------------------------------------
                                                             4,982           7,507            7,485            7,068

       Cash and cash equivalents                               -               -                -                -
       Accounts receivable, net                                -               -                -                -
       Prepaid expenses and other                              -               -                -                -
       Note receivable                                         -               -                -                -
       Due from MeriStar Hotels & Resorts                      -               -                -                -
       Due from subsidiaries                                 1,742           3,572               14             (620)
       Investments in affiliates                               -               -                -                -
       Restricted cash                                         -               -                -                -
       Intangible assets, net                                    2             -                 26               25
                                                      -----------------------------------------------------------------
                                                             6,726          11,079            7,525            6,473
                                                      =================================================================

Liabilities and Partners' capital
       Accounts payable, accrued
               expenses and other liabilities                   98             313               62               31
       Accrued interest                                        -               -                -                -
       Income taxes payable                                    -               -                -                -
       Distributions payable                                   -               -                -                -
       Deferred income taxes                                   -               -                -                -
       Interest rate swaps                                     -               -                -                -
       Notes payable to MeriStar                               -               -                -                -
       Long-term debt                                          -               -                -              7,912
                                                      -----------------------------------------------------------------
Total liabilities                                               98             313               62            7,943
                                                      -----------------------------------------------------------------

       Minority interests                                      -               -                -                -
       Redeemable OP units at redemption value                 -               -                -                -
       Partners' capital                                     6,628          10,766            7,463           (1,470)
                                                      -----------------------------------------------------------------
                                                             6,726          11,079            7,525            6,473
                                                      =================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                       MeriStar Sub    MDV Limited    MeriStar Sub    MeriStar Sub    MeriStar Sub
Assets                                                   6L, LLC       Partnership      5C, LLC          6J, LLC         1D, L.P.

       Investment in hotel properties                       29,443           3,816          13,826         19,169          67,929
       Accumulated depreciation                             (2,464)           (410)         (2,215)        (2,573)         (7,516)
                                                      -----------------------------------------------------------------------------
                                                            26,979           3,406          11,611         16,596          60,413

       Cash and cash equivalents                               -               -               -              -               -
       Accounts receivable, net                                -               -               -              -               -
       Prepaid expenses and other                              -                 4              17            -               -
       Note receivable                                         -               -               -              -               -
       Due from MeriStar Hotels & Resorts                      -               -               -              -               -
       Due from subsidiaries                                 3,604           1,796            (345)         4,047          13,481
       Investments in affiliates                               -               -               -              -               -
       Restricted cash                                         -               -               -              -               -
       Intangible assets, net                                  -                 9             -               58              55
                                                      -----------------------------------------------------------------------------
                                                            30,583           5,215          11,283         20,701          73,949
                                                      =============================================================================

Liabilities and Partners' capital
       Accounts payable, accrued
          expenses and other liabilities                        68              87             828            (57)            553
       Accrued interest                                        -               -               -              -                57
       Income taxes payable                                    -               -               -              -               -
       Distributions payable                                   -               -               -              -               -
       Deferred income taxes                                   -               -               -              -               -
       Interest rate swaps                                     -               -               -              -               -
       Notes payable to MeriStar                               -               -               -              -               -
       Long-term debt                                          -               -               -              -               -
                                                      -----------------------------------------------------------------------------
Total liabilities                                               68              87             828            (57)            610
                                                      -----------------------------------------------------------------------------

       Minority interests                                      -               -               -              -               -
       Redeemable OP units at redemption value                 -               -               -              -               -
       Partners' capital                                    30,515           5,128          10,455         20,758          73,339
                                                      -----------------------------------------------------------------------------
                                                            30,583           5,215          11,283         20,701          73,949
                                                      =============================================================================
MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)
                                                      MeriStar Sub    MeriStar Sub    MeriStar Sub    MeriStar Sub
Assets                                                  7B, L.P.        7D, LLC         7G, LLC          6B, LLC

       Investment in hotel properties                       25,399          52,031          16,462          10,528
       Accumulated depreciation                             (2,277)         (6,516)         (3,387)         (1,292)
                                                      --------------------------------------------------------------
                                                            23,122          45,515          13,075           9,236

       Cash and cash equivalents                               -               -               -               -
       Accounts receivable, net                                -               912             -               -
       Prepaid expenses and other                              -               -               -               -
       Note receivable                                         -               -               -               -
       Due from MeriStar Hotels & Resorts                      -               200             -               -
       Due from subsidiaries                                (4,749)         18,380              44           1,602
       Investments in affiliates                               -               -               -               -
       Restricted cash                                         -               -               -               -
       Intangible assets, net                                  -               393              34               9
                                                      --------------------------------------------------------------
                                                            18,373          65,400          13,153          10,847
                                                      ==============================================================

Liabilities and Partners' capital
       Accounts payable, accrued
          expenses and other liabilities                     1,011           4,688             161             (60)
       Accrued interest                                        -               -               -               -
       Income taxes payable                                    -               -               -               -
       Distributions payable                                   -               -               -               -
       Deferred income taxes                                   -               -               -               -
       Interest rate swaps                                     -               -               -               -
       Notes payable to MeriStar                               -               -               -               -
       Long-term debt                                          -               -               -               -
                                                      --------------------------------------------------------------
Total liabilities                                            1,011           4,688             161              (60)
                                                      --------------------------------------------------------------

       Minority interests                                      -               -               -               -
       Redeemable OP units at redemption value                 -               -               -               -
       Partners' capital                                    17,362          60,712          12,992          10,907
                                                      --------------------------------------------------------------
                                                            18,373          65,400          13,153          10,847
                                                      ==============================================================
MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                       MeriStar Sub    MeriStar Sub    MeriStar Sub    MeriStar Sub
Assets                                                   4I, L.P.         5D, LLC         5H, LLC         7H, LLC

       Investment in hotel properties                        12,477          41,617          52,475           9,978
       Accumulated depreciation                              (3,677)         (5,199)         (6,012)         (4,063)
                                                      --------------------------------------------------------------
                                                              8,800          36,418          46,463           5,915

       Cash and cash equivalents                                -               -               -               -
       Accounts receivable, net                                 -               -               -               -
       Prepaid expenses and other                               -               -               -               -
       Note receivable                                          -               -               -               -
       Due from MeriStar Hotels & Resorts                       -               -               -               -
       Due from subsidiaries                                  1,289          (6,818)          6,867           5,202
       Investments in affiliates                                -            51,398             -               -
       Restricted cash                                          -               -               -               -
       Intangible assets, net                                   -                21             -               -
                                                      --------------------------------------------------------------
                                                             10,089          81,019          53,330          11,117
                                                      ==============================================================

Liabilities and Partners' capital
       Accounts payable, accrued
          expenses and other liabilities                        360             241            (115)            414
       Accrued interest                                         -               -               -               -
       Income taxes payable                                     -               -               -               -
       Distributions payable                                    -               -               -               -
       Deferred income taxes                                    -               -               -               -
       Interest rate swaps                                      -               -               -               -
       Notes payable to MeriStar                                -               -               -               -
       Long-term debt                                           -            24,000             -                13
                                                      --------------------------------------------------------------
Total liabilities                                               360          24,241            (115)            427
                                                      --------------------------------------------------------------

       Minority interests                                       -               -               -               -
       Redeemable OP units at redemption value                  -               -               -               -
       Partners' capital                                      9,729          56,778          53,445          10,690
                                                      --------------------------------------------------------------
                                                             10,089          81,019          53,330          11,117
                                                      ==============================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                       AGH PSS I,    MeriStar Sub    MeriStar Sub    MeriStar Sub    MeriStar Sub
Assets                                                    Inc.          2D, LLC        4F, L.P.        5K, LLC         5M, LLC

       Investment in hotel properties                      17,317           15,307          31,467         27,304           21,917
       Accumulated depreciation                            (2,049)          (1,949)         (3,617)        (2,729)          (1,429)
                                                      -----------------------------------------------------------------------------
                                                           15,268           13,358          27,850         24,575           20,488

       Cash and cash equivalents                              -                -               -              -                -
       Accounts receivable, net                               -                -               -              -                -
       Prepaid expenses and other                             -                -               -              -                -
       Note receivable                                        -                -               -              -                -
       Due from MeriStar Hotels & Resorts                     -                -               -              -                -
       Due from subsidiaries                                9,631              215           3,292           (781)           5,344
       Investments in affiliates                              -                -               -              -                -
       Restricted cash                                        -                -               -              -                -
       Intangible assets, net                                 -                  2              37            -                -
                                                      -----------------------------------------------------------------------------
                                                           24,899           13,575          31,179         23,794           25,832
                                                      =============================================================================

Liabilities and Partners' capital
       Accounts payable, accrued
         expenses and other liabilities                        29               43             388          5,644               21
       Accrued interest                                       -                -               -              -                -
       Income taxes payable                                   -                -               -              -                -
       Distributions payable                                  -                -               -              -                -
       Deferred income taxes                                  -                -               -              -                -
       Interest rate swaps                                    -                -               -              -                -
       Notes payable to MeriStar                              -                -               -              -                -
       Long-term debt                                         -              9,167             -              -                -
                                                      -----------------------------------------------------------------------------
Total liabilities                                              29            9,210             388          5,644               21
                                                      -----------------------------------------------------------------------------

       Minority interests                                     -                -               -              -                -
       Redeemable OP units at redemption value                -                -               -              -                -
       Partners' capital                                   24,870            4,365          30,791         18,150           25,811
                                                      -----------------------------------------------------------------------------
                                                           24,899           13,575          31,179         23,794           25,832
                                                      =============================================================================
MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)
                                                      MeriStar Sub    MeriStar Sub    MeriStar Sub    MeriStar Sub
Assets                                                  1E, L.P.        5O, LLC        6M Company       4B, L.P.

       Investment in hotel properties                       10,379            8,674          32,724          15,830
       Accumulated depreciation                             (1,350)            (697)         (3,594)         (4,630)
                                                      --------------------------------------------------------------
                                                             9,029            7,977          29,130          11,200

       Cash and cash equivalents                               -                -               -               -
       Accounts receivable, net                                -                -               -               -
       Prepaid expenses and other                              -                -                13             -
       Note receivable                                         -                -               -               -
       Due from MeriStar Hotels & Resorts                      -                -               -               -
       Due from subsidiaries                                 5,927            1,939          12,127          (3,367)
       Investments in affiliates                               -                -               -               -
       Restricted cash                                         -                -               -               -
       Intangible assets, net                                  -                -                47              29
                                                      --------------------------------------------------------------
                                                            14,956            9,916          41,317           7,862
                                                      ==============================================================

Liabilities and Partners' capital
       Accounts payable, accrued
         expenses and other liabilities                         22               18             (99)            387
       Accrued interest                                        -                -               -               -
       Income taxes payable                                    -                -               -               -
       Distributions payable                                   -                -               -               -
       Deferred income taxes                                   -                -               -               -
       Interest rate swaps                                     -                -               -               -
       Notes payable to MeriStar                               -                -               -               -
       Long-term debt                                          -                -               -               -
                                                      --------------------------------------------------------------
Total liabilities                                               22               18             (99)            387
                                                      --------------------------------------------------------------

       Minority interests                                      -                -               -               -
       Redeemable OP units at redemption value                 -                -               -               -
       Partners' capital                                    14,934            9,898          41,416           7,475
                                                      --------------------------------------------------------------
                                                            14,956            9,916          41,317           7,862
                                                      ==============================================================
MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)
                                                      MeriStar Sub    MeriStar Sub    MeriStar Sub    MeriStar Sub
Assets                                                  6C, LLC          2C, LLC         4G, L.P.        3B, LLC

       Investment in hotel properties                         20,493          28,300          25,493          24,577
       Accumulated depreciation                               (2,815)         (4,322)         (3,112)         (2,971)
                                                      ---------------------------------------------------------------
                                                              17,678          23,978          22,381          21,606

       Cash and cash equivalents                                 -               -               -               -
       Accounts receivable, net                                  -               -               -               -
       Prepaid expenses and other                                -               -               -               -
       Note receivable                                           -               -               -               -
       Due from MeriStar Hotels & Resorts                        -               -               -               -
       Due from subsidiaries                                   7,763           7,596           5,849           1,864
       Investments in affiliates                                 -               -               -               -
       Restricted cash                                           -               -               -               -
       Intangible assets, net                                    -                 2              28             -
                                                      ---------------------------------------------------------------
                                                              25,441          31,576          28,258          23,470
                                                      ===============================================================

Liabilities and Partners' capital
       Accounts payable, accrued
         expenses and other liabilities                         (128)            255             574             115
       Accrued interest                                          -               -               -               -
       Income taxes payable                                      -               -               -               -
       Distributions payable                                     -               -               -               -
       Deferred income taxes                                     -               -               -               -
       Interest rate swaps                                       -               -               -               -
       Notes payable to MeriStar                                 -               -               -               -
       Long-term debt                                            -            16,011             -               -
                                                      ---------------------------------------------------------------
Total liabilities                                               (128)         16,266             574             115
                                                      ---------------------------------------------------------------

       Minority interests                                       -               -               -               -
       Redeemable OP units at redemption value                  -               -               -               -
       Partners' capital                                      25,569          15,310          27,684          23,355
                                                      ---------------------------------------------------------------
                                                              25,441          31,576          28,258          23,470
                                                      ===============================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                       MeriStar Sub    MeriStar Sub    MeriStar Sub    MeriStar Sub    MeriStar Sub
Assets                                                   5G, L.P.        5P, LLC         5J, LLC         5Q, LLC          5A, LLC

        Investment in hotel properties                      161,783             -          104,381         15,964          34,663
        Accumulated depreciation                            (18,012)            -           (9,859)        (1,216)         (7,908)
                                                      -----------------------------------------------------------------------------
                                                           143,771              -           94,522         14,748          26,755

        Cash and cash equivalents                               -               -              -              -               -
        Accounts receivable, net                                -               319            -              -               -
        Prepaid expenses and other                              -               -              483            -               -
        Note receivable                                         -               -              -              -               -
        Due from MeriStar Hotels & Resorts                      -               -              -              -               -
        Due from subsidiaries                                28,207           1,117         12,862          2,083           2,995
        Investments in affiliates                               -               -              -              -             4,627
        Restricted cash                                         -               -              -              -               -
        Intangible assets, net                                  -               -              -              -               (53)
                                                      -----------------------------------------------------------------------------
                                                            171,978           1,436        107,867         16,831          34,324
                                                      =============================================================================

Liabilities and Partners' capital
        Accounts payable, accrued
           expenses and other liabilities                       678              19            318           (201)            (69)
        Accrued interest                                        -               -              -              -               -
        Income taxes payable                                    -               -              -              -               -
        Distributions payable                                   -               -              -              -               -
        Deferred income taxes                                   -               -              -              -               -
        Interest rate swaps                                     -               -              -              -               -
        Notes payable to MeriStar                               -               -              -              -               -
        Long-term debt                                          -               -              -              -            23,609
                                                      -----------------------------------------------------------------------------
Total liabilities                                               678              19            318           (201)         23,540
                                                      -----------------------------------------------------------------------------

       Minority interests                                      -               -               -              -               -
       Redeemable OP units at redemption value                 -               -               -              -               -
       Partners' capital                                   171,300           1,417         107,549         17,032          10,784
                                                      -----------------------------------------------------------------------------
                                                           171,978           1,436         107,867         16,831          34,324
                                                      =============================================================================
MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)
                                                       MeriStar Sub    MeriStar Sub    MeriStar Hotel                      Total
Assets                                                    8D, LLC        4J, LLC        Lessee, Inc.    Eliminations   Consolidated

        Investment in hotel properties                       30,448         37,923              864            -         3,183,677
        Accumulated depreciation                             (3,813)        (4,561)            (658)           -          (397,380)
                                                      -----------------------------------------------------------------------------
                                                             26,635         33,362              206            -         2,786,297

        Cash and cash equivalents                               -              -             16,643            -            23,441
        Accounts receivable, net                                -               21           40,616            -            47,178
        Prepaid expenses and other                                1            -             13,172            -            18,306
        Note receivable                                         -              -                389        (91,550)         36,000
        Due from MeriStar Hotels & Resorts                      -              -             (3,715)           -             8,877
        Due from subsidiaries                                 5,308          3,090            6,316            -               -
        Investments in affiliates                               -              -              1,629     (2,741,585)         41,714
        Restricted cash                                         -              -                -              -            21,304
        Intangible assets, net                                  -               47              -              -            21,469
                                                      -----------------------------------------------------------------------------
                                                             31,944         36,520           75,256     (2,833,135)      3,004,586
                                                      =============================================================================

Liabilities and Partners' capital
        Accounts payable, accrued
           expenses and other liabilities                       (71)           243           70,061            -           123,972
        Accrued interest                                        -              -                 17            -            45,009
        Income taxes payable                                    -              -                 25            -               310
        Distributions payable                                   -              -                -              -             1,090
        Deferred income taxes                                   -              -               (337)           -             7,130
        Interest rate swaps                                     -              -                -              -            12,100
        Notes payable to MeriStar                               -              -                -              -           357,117
        Long-term debt                                          -              -              6,000        (91,550)      1,343,017
                                                      -----------------------------------------------------------------------------
Total liabilities                                               (71)           243           75,766        (91,550)      1,889,745
                                                      -----------------------------------------------------------------------------

       Minority interests                                       -              -                -              -             2,639
       Redeemable OP units at redemption value                  -              -                -              -            67,012
       Partners' capital                                     32,015         36,277             (510)    (2,741,585)      1,045,190
                                                      -----------------------------------------------------------------------------
                                                             31,944         36,520           75,256     (2,833,135)      3,004,586
                                                      =============================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended March 2001
(in thousands of dollars)

                                                           MeriStar        Non-
                                                          Hospitality    Guarantor     MeriStar Sub   AGH Upreit,   MeriStar Sub
                                                           OP, L.P.     Subsidiaries     7C, LLC         LLC           5N, LLC


Participating lease revenue                                         -         46,012           -            -              416
  Hotel operations:
    Rooms                                                           -              -           -            -                -
    Food and beverage                                               -              -           -            -                -
    Other operating departments                                   499           (777)          -            -                -
  Office rental and other revenues                              1,600          2,344           -            -                -
                                                         ----------------------------------------------------------------------
Total revenue                                                   2,099         47,579           -            -              416
                                                         ----------------------------------------------------------------------
Hotel operating expenses by department:
    Rooms                                                           -              -           -            -                -
    Food and beverage                                               -              -           -            -                -
    Other operating departments                                     -              -           -            -                -
    Office rental, parking and
      other operating expenses                                      -            886           -            -                -
Undistributed operating expenses:
    Administrative and general                                  2,350           (192)          -            -                -
    Property operating costs                                        -           (223)          -            -                -
    Property taxes, insurance and other                         1,817          3,356           -            -               16
    Depreciation and amortization                               2,537         12,430           -            -               32
    Write down of investment in STS Hotel Net                   2,112              -           -            -                -
    Swap termination fees                                       9,297              -           -            -                -
    Write down of deferred costs                                    -              -           -            -                -
    Loss on fair value of non-hedging derivatives                   -              -           -            -                -
    FelCor merger costs                                             -              -           -            -                -
    Costs to terminate leases with Prime Hospitality
    Corporation                                                     -              -           -            -                -
    Restructuring charge                                            -              -           -            -                -
                                                          ----------------------------------------------------------------------
    Total operating expenses                                   18,113         16,257           -            -               48
                                                          ----------------------------------------------------------------------
    Net operating income                                      (16,014)        31,322           -            -              368
                                                          ----------------------------------------------------------------------
    Interest expense, net                                      29,191           (329)          -            -               (2)
    Equity in income from consolidated entities               (60,166)             -           -            -                -
                                                          ----------------------------------------------------------------------
    Income (loss) before minority interests, income
      tax benefit, loss on sale of assets                      14,961         31,651           -            -              370
    Minority interests                                             11              -           -            -                -
                                                          ----------------------------------------------------------------------
    Income (loss) before income tax benefit, loss on
      sale of assets                                           14,950         31,651           -            -              370
    Income tax benefit                                            453              -           -            -                -
                                                          ----------------------------------------------------------------------
    Income (loss) before loss on sale of assets                14,497         31,651           -            -              370
    Loss on sale of assets, net of tax effect                       -              -           -            -                -
    Extraordinary item, net of tax effect                      (1,226)             -           -            -                -
                                                          ----------------------------------------------------------------------
    Net income (loss)                                          13,271         31,651           -            -              370
                                                          ======================================================================


MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended March 2001
(in thousands of dollars)

                                                              MeriStar Sub   MeriStar Sub   MeriStar Sub  MeriStar Sub MeriStar Sub
                                                                8A, LLC        8F, L.P.       8G, LLC       6H, L.P.     8B, LLC

Participating lease revenue                                      405            802              -           299          2,355
  Hotel operations:
    Rooms                                                          -              -              -             -              -
    Food and beverage                                              -              -              -             -              -
    Other operating departments                                    -              1              -             -              -
  Office rental and other revenues                                 -              -              -             -              -
                                                          ----------------------------------------------------------------------
Total revenue                                                    405            803              -           299          2,355
                                                          ----------------------------------------------------------------------
Hotel operating expenses by department:
    Rooms                                                          -              -              -             -              -
    Food and beverage                                              -              -              -             -              -
    Other operating departments                                    -              -              -             -              -
    Office rental, parking and
      other operating expenses                                     -              -              -             -              -
Undistributed operating expenses:
    Administrative and general                                     -              -              -             -              -
    Property operating costs                                       -              -              -             -              -
    Property taxes, insurance and other                           42            112              -           (60)           389
    Depreciation and amortization                                 72            109              -           106            577
    Write down of investment in STS Hotel Net                      -              -              -             -              -
    Swap termination fees                                          -              -              -             -              -
    Write down of deferred costs                                   -              -              -             -              -
    Loss on fair value of non-hedging derivatives                  -              -              -             -              -
    FelCor merger costs                                            -              -              -             -              -
    Costs to terminate leases with Prime Hospitality
    Corporation                                                    -              -              -             -              -
    Restructuring charge                                           -              -              -             -              -
                                                          ----------------------------------------------------------------------
    Total operating expenses                                     114            221              -            46            966
                                                          ----------------------------------------------------------------------

    Net operating income                                         291            582              -           253          1,389
                                                          ----------------------------------------------------------------------

    Interest expense, net                                         (2)             4              -            (1)           (35)
    Equity in income from consolidated entities                    -              -              -             -              -
                                                          ----------------------------------------------------------------------
    Income (loss) before minority interests, income
      tax benefit, loss on sale of assets                        293            578              -           254          1,424
    Minority interests                                             -              -              -             -              -
                                                          ----------------------------------------------------------------------

    Income (loss) before income tax benefit, loss on
      sale of assets                                             293            578              -           254          1,424
    Income tax benefit                                             -              -              -             -              -
                                                          ----------------------------------------------------------------------

    Income (loss) before loss on sale of assets                  293            578              -           254          1,424
    Loss on sale of assets, net of tax effect                      -              -              -             -              -
    Extraordinary item, net of tax effect                          -              -              -             -              -
                                                          ----------------------------------------------------------------------
    Net income (loss)                                            293            578              -           254          1,424
                                                          ======================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended March 2001
(in thousands of dollars)

                                                          MeriStar Sub   MeriStar Sub    MeriStar Sub   MeriStar Sub   MeriStar Sub
                                                           1C, L.P.         8E, LLC         7F, LLC        5L, LLC       3C, LLC
Participating lease revenue                                   622              498               239             518           648
  Hotel operations:
    Rooms                                                       -                -                 -               -             -
    Food and beverage                                           -                -                 -               -             -
    Other operating departments                                 -                6                 -               -             -
  Office rental and other revenues                              -                -                 -               -             -
                                                        --------------------------------------------------------------------------
Total revenue                                                 622              504               239            518           648
                                                        --------------------------------------------------------------------------

Hotel operating expenses by department:
    Rooms                                                       -                -                 -               -             -
    Food and beverage                                           -                -                 -               -             -
    Other operating departments                                (5)              (2)                -               -             -
  Office rental, parking and other operating expenses           -                -                 -               -             -
Undistributed operating expenses:
    Administrative and general                                  -                -                 -               -             -
    Property operating costs                                    -                -                 -               -             -
    Property taxes, insurance and other                        88               28                54               3           134
    Depreciation and amortization                             252              130               115              31           171
    Write down of investment in STS Hotel Net                   -                -                 -               -             -
    Swap termination fees                                       -                -                 -               -             -
    Write down of deferred costs                                -                -                 -               -             -
    Loss on fair value of non-hedging derivatives               -                -                 -               -             -
    FelCor merger costs                                         -                -                 -               -             -
    Costs to terminate leases with Prime Hospitality
      Corporation                                               -                -                 -               -             -
    Restructuring charge                                        -                -                 -               -             -
                                                        --------------------------------------------------------------------------
    Total operating expenses                                  335              156               169              34           305
                                                        --------------------------------------------------------------------------

    Net operating income                                      287              348                70             484           343
                                                        --------------------------------------------------------------------------
    Interest expense, net                                      (6)             (17)               (4)            (3)           (7)
    Equity in income from consolidated entities                 -                -                 -               -             -
                                                        --------------------------------------------------------------------------
    Income (loss) before minority interests, income
      tax benefit, loss on sale of assets                     293              365                74             487           350
    Minority interests                                          -                -                 -               -             -
                                                        --------------------------------------------------------------------------

    Income (loss) before income tax benefit, loss on
      sale of assets                                          293              365                74             487           350
    Income tax benefit                                          -                -                 -               -             -
                                                        --------------------------------------------------------------------------

    Income (loss) before loss on sale of assets               293              365                74             487           350
    Loss on sale of assets, net of tax effect                   -                -                 -               -             -
    Extraordinary item, net of tax effect                       -                -                 -               -             -
                                                        --------------------------------------------------------------------------
    Net income (loss)                                         293              365                74             487           350
                                                        ==========================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended March 2001
(in thousands of dollars)
                                                                             Old
                                                          MeriStar Sub   MeriStar Sub    MeriStar Sub   MeriStar Sub   MeriStar Sub
                                                            5R, LLC         8A, LLC         6D, LLC        6E, LLC       4E, L.P.

Participating lease revenue                                     -              177               540           1,582           542
  Hotel operations:
    Rooms                                                       -                -                 -               -             -
    Food and beverage                                           -                -                 -               -             -
    Other operating departments                                 -              200                 4               -             2
  Office rental and other revenues                              -                -                 -               -             -
                                                        --------------------------------------------------------------------------
Total revenue                                                   -              377               544           1,582           544
                                                        --------------------------------------------------------------------------

Hotel operating expenses by department:
    Rooms                                                       -                -                 -               -             -
    Food and beverage                                           -                -                 -               -             -
    Other operating departments                                 -                -                 -               -             -
  Office rental, parking and other operating expenses           -                -                 -               -             -
Undistributed operating expenses:
    Administrative and general                                  -                -                 -               -             -
    Property operating costs                                    -                -                 -               -             -
    Property taxes, insurance and other                         -               56               116             238            72
    Depreciation and amortization                               -               89               126             411           228
    Write down of investment in STS Hotel Net                   -                -                 -               -             -
    Swap termination fees                                       -                -                 -               -             -
    Write down of deferred costs                                -                -                 -               -             -
    Loss on fair value of non-hedging derivatives               -                -                 -               -             -
    FelCor merger costs                                         -                -                 -               -             -
    Costs to terminate leases with Prime Hospitality
      Corporation                                               -                -                 -               -             -
    Restructuring charge                                        -                -                 -               -             -
                                                        --------------------------------------------------------------------------
    Total operating expenses                                    -              145               242             649           300
                                                        --------------------------------------------------------------------------

    Net operating income                                        -              232               302             933           244
                                                        --------------------------------------------------------------------------

    Interest expense, net                                       -               (5)               (7)            (10)           (5)
    Equity in income from consolidated entities                 -                -                 -               -             -
                                                        --------------------------------------------------------------------------
    Income (loss) before minority interests, income
      tax benefit, loss on sale of assets                       -              237               309             943           249
    Minority interests                                          -                -                 -               -             -
                                                        --------------------------------------------------------------------------

    Income (loss) before income tax benefit, loss on
      sale of assets                                            -              237               309             943           249
    Income tax benefit                                          -                -                 -               -             -
                                                        --------------------------------------------------------------------------

    Income (loss) before loss on sale of assets                 -              237               309             943           249
    Loss on sale of assets, net of tax effect                   -           (1,062)                -               -             -
    Extraordinary item, net of tax effect                       -                -                 -               -             -
                                                        --------------------------------------------------------------------------
    Net income (loss)                                           -             (825)              309             943           249
                                                        ==========================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                              MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                1B, LLC       5F, L.P.      6G, LLC       8C, LLC       4C, L.P.

Participating lease revenue                                            820           836           862           604           289
     Hotel operations:
          Rooms                                                          -             -             -             -             -
          Food and beverage                                              -             -             -             -             -
          Other operating departments                                    -             -             -             2             -
     Office rental and other revenues                                    -             -             -             -             -
                                                              ---------------------------------------------------------------------
Total revenue                                                          820           836           862           606           289
                                                              ---------------------------------------------------------------------

Hotel operating expenses by department:
          Rooms                                                          -             -             -             -             -
          Food and beverage                                              -             -             -             -             -
          Other operating departments                                    -             -             -             -             -
     Office rental, parking and other operating expenses                 -             -             -             -             -
Undistributed operating expenses:
          Administrative and general                                     -             -             -             -             -
          Property operating costs                                       -             -             -             -             -
          Property taxes, insurance and other                           61           (95)          225           286           248
          Depreciation and amortization                                154           262           185           324           176
          Write down of investment in STS Hotel Net                      -             -             -             -             -
          Swap termination fees                                          -             -             -             -             -
          Write down of deferred costs                                   -             -             -             -             -
          Loss on fair value of non-hedging derivatives                  -             -             -             -             -
          FelCor merger costs                                            -             -             -             -             -
          Costs to terminate leases with Prime Hospitality
            Corporation                                                  -             -             -             -             -
          Restructuring charge                                           -             -             -             -             -
                                                              ---------------------------------------------------------------------
          Total operating expenses                                     215           167           410           610           424
                                                              ---------------------------------------------------------------------

          Net operating income                                         605           669           452            (4)         (135)
                                                              ---------------------------------------------------------------------

          Interest expense, net                                        (15)           (3)          (35)          (17)          (17)
          Equity in income from consolidated entities                    -             -             -             -             -
                                                              ---------------------------------------------------------------------
          Income (loss) before minority interests, income
            tax benefit, loss on sale of assets                        620           672           487            13          (118)
          Minority interests                                             -             -             -             -             -
                                                              ---------------------------------------------------------------------

          Income (loss) before income tax benefit, loss on
            sale of assets                                             620           672           487            13          (118)
          Income tax benefit                                             -             -             -             -             -
                                                              ---------------------------------------------------------------------

          Income (loss) before loss on sale of assets                  620           672           487            13          (118)
          Loss on sale of assets, net of tax effect                      -             -             -             -             -
          Extraordinary item, net of tax effect                          -             -             -             -             -
                                                              ---------------------------------------------------------------------
          Net income (loss)                                            620           672           487            13          (118)
                                                              =====================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                              MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                4H, L.P.       7E, LLC      3D, LLC        1A, LLC       5E, LLC

Participating lease revenue                                            124           458           586           535         1,259
     Hotel operations:
          Rooms                                                          -             -             -             -             -
          Food and beverage                                              -             -             -             -             -
          Other operating departments                                    -             -             -             -             -
     Office rental and other revenues                                    -             -             -             -             -
                                                              ---------------------------------------------------------------------
Total revenue                                                          124           458           586           535         1,259
                                                              ---------------------------------------------------------------------

Hotel operating expenses by department:
          Rooms                                                          -             -             -             -             -
          Food and beverage                                              -             -             -             -             -
          Other operating departments                                    -             -             -             -             -
     Office rental, parking and other operating expenses                 -             -             -             -             -
Undistributed operating expenses:
          Administrative and general                                     -             -             -             -             8
          Property operating costs                                       -             -             -             -             -
          Property taxes, insurance and other                           46           177            51            86           212
          Depreciation and amortization                                133           148           225           116           457
          Write down of investment in STS Hotel Net                      -             -             -             -             -
          Swap termination fees                                          -             -             -             -             -
          Write down of deferred costs                                   -             -             -             -             -
          Loss on fair value of non-hedging derivatives                  -             -             -             -             -
          FelCor merger costs                                            -             -             -             -             -
          Costs to terminate leases with Prime Hospitality
            Corporation                                                  -             -             -             -             -
          Restructuring charge                                           -             -             -             -             -
                                                              ---------------------------------------------------------------------
          Total operating expenses                                     179           325           276           202           677
                                                              ---------------------------------------------------------------------

          Net operating income                                         (55)          133           310           333           582
                                                              ---------------------------------------------------------------------

          Interest expense, net                                         (3)           (6)          (41)           (8)          (46)
          Equity in income from consolidated entities                    -             -             -             -             -
                                                              ---------------------------------------------------------------------
          Income (loss) before minority interests, income
            tax benefit, loss on sale of assets                        (52)          139           351           341           628
          Minority interests                                             -             -             -             -             -
                                                              ---------------------------------------------------------------------

          Income (loss) before income tax benefit, loss on
            sale of assets                                             (52)          139           351           341           628
          Income tax benefit                                             -             -             -             -             -
                                                              ---------------------------------------------------------------------

          Income (loss) before loss on sale of assets                  (52)          139           351           341           628
          Loss on sale of assets, net of tax effect                      -             -             -             -             -
          Extraordinary item, net of tax effect                          -             -             -             -             -
                                                              ---------------------------------------------------------------------
          Net income (loss)                                            (52)          139           351           341           628
                                                              =====================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                              MeriStar Sub 7A  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                               Joint Venture      6K, LLC       2B, LLC       3A, LLC

Participating lease revenue                                               373           988           146           149
     Hotel operations:
          Rooms                                                             -             -             -             -
          Food and beverage                                                 -             -             -             -
          Other operating departments                                       -             -             -             -
     Office rental and other revenues                                       -             -             -             -
                                                              ----------------------------------------------------------
Total revenue                                                             373           988           146           149
                                                              ----------------------------------------------------------

Hotel operating expenses by department:
          Rooms                                                             -             -             -             -
          Food and beverage                                                 -             -             -             -
          Other operating departments                                       -             2             -             3
     Office rental, parking and other operating expenses                    -             -             -             -
Undistributed operating expenses:
          Administrative and general                                        -             -             -             -
          Property operating costs                                          -             -             -             -
          Property taxes, insurance and other                              27           251            40           (17)
          Depreciation and amortization                                   100           185            96            85
          Write down of investment in STS Hotel Net                         -             -             -             -
          Swap termination fees                                             -             -             -             -
          Write down of deferred costs                                      -             -             -             -
          Loss on fair value of non-hedging derivatives                     -             -             -             -
          FelCor merger costs                                               -             -             -             -
          Costs to terminate leases with Prime Hospitality
            Corporation                                                     -             -             -             -
          Restructuring charge                                              -             -             -             -
                                                              ----------------------------------------------------------
          Total operating expenses                                        127           438           136            71
                                                              ----------------------------------------------------------

          Net operating income                                            246           550            10            78
                                                              ----------------------------------------------------------

          Interest expense, net                                            (2)           (8)           88            (5)
          Equity in income from consolidated entities                       -             -             -             -
                                                              ----------------------------------------------------------
          Income (loss) before minority interests, income
            tax benefit, loss on sale of assets                           248           558           (78)           83
          Minority interests                                                -             -             -             -
                                                              ----------------------------------------------------------

          Income (loss) before income tax benefit, loss on
            sale of assets                                                248           558           (78)           83
          Income tax benefit                                                -             -             -             -
                                                              ----------------------------------------------------------

          Income (loss) before loss on sale of assets                     248           558           (78)           83
          Loss on sale of assets, net of tax effect                         -             -             -             -
          Extraordinary item, net of tax effect                             -             -             -             -
                                                              ----------------------------------------------------------
          Net income (loss)                                               248           558           (78)           83
                                                              ==========================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                              MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub  MDV Limited
                                                                 4A, L.P.      4D, LLC       2A, LLC       6L, LLC    Partnership

Participating lease revenue                                            347           133           186           424          191
     Hotel operations:
          Rooms                                                          -             -             -             -            -
          Food and beverage                                              -             -             -             -            -
          Other operating departments                                    -             -             -             -            -
     Office rental and other revenues                                    -             -             -             -            -
                                                              --------------------------------------------------------------------
Total revenue                                                          347           133           186           424          191
                                                              --------------------------------------------------------------------

Hotel operating expenses by department:
          Rooms                                                          -             -             -             -            -
          Food and beverage                                              -             -             -             -            -
          Other operating departments                                    -             -             -             -            -
     Office rental, parking and other operating expenses                 -             -             -             -            -
Undistributed operating expenses:
          Administrative and general                                    10             -             -             -            -
          Property operating costs                                       -             -             -             -            -
          Property taxes, insurance and other                           78            71            36            62           36
          Depreciation and amortization                                  -            71            79           220           30
          Write down of investment in STS Hotel Net                      -             -             -             -            -
          Swap termination fees                                          -             -             -             -            -
          Write down of deferred costs                                   -             -             -             -            -
          Loss on fair value of non-hedging derivatives                  -             -             -             -            -
          FelCor merger costs                                            -             -             -             -            -
          Costs to terminate leases with Prime Hospitality
            Corporation                                                  -             -             -             -            -
          Restructuring charge                                           -             -             -             -            -
                                                              --------------------------------------------------------------------
          Total operating expenses                                      88           142           115           282           66
                                                              --------------------------------------------------------------------

          Net operating income                                         259            (9)           71           142          125
                                                              --------------------------------------------------------------------

          Interest expense, net                                        (10)          (16)          173            (8)          (3)
          Equity in income from consolidated entities                    -             -             -             -            -
                                                              --------------------------------------------------------------------
          Income (loss) before minority interests, income
            tax benefit, loss on sale of assets                        269             7          (102)          150          128
          Minority interests                                             -             -             -             -            -
                                                              --------------------------------------------------------------------

          Income (loss) before income tax benefit, loss on
            sale of assets                                             269             7          (102)          150          128
          Income tax benefit                                             -             -             -             -            -
                                                              --------------------------------------------------------------------

          Income (loss) before loss on sale of assets                  269             7          (102)          150          128
          Loss on sale of assets, net of tax effect                      -             -             -             -            -
          Extraordinary item, net of tax effect                          -             -             -             -            -
                                                              --------------------------------------------------------------------
          Net income (loss)                                            269             7          (102)          150          128
                                                              ====================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                              MeriStar Sub
                                                                 5C, LLC

Participating lease revenue                                            233
     Hotel operations:
          Rooms                                                          -
          Food and beverage                                              -
          Other operating departments                                    -
     Office rental and other revenues                                    -
                                                              -------------
Total revenue                                                          233
                                                              -------------

Hotel operating expenses by department:
          Rooms                                                          -
          Food and beverage                                              -
          Other operating departments                                    -
     Office rental, parking and other operating expenses                 -
Undistributed operating expenses:
          Administrative and general                                     8
          Property operating costs                                       -
          Property taxes, insurance and other                          112
          Depreciation and amortization                                145
          Write down of investment in STS Hotel Net                      -
          Swap termination fees                                          -
          Write down of deferred costs                                   -
          Loss on fair value of non-hedging derivatives                  -
          FelCor merger costs                                            -
          Costs to terminate leases with Prime Hospitality
            Corporation                                                  -
          Restructuring charge                                           -
                                                              -------------
          Total operating expenses                                     265
                                                              -------------

          Net operating income                                         (32)
                                                              -------------

          Interest expense, net                                         (9)
          Equity in income from consolidated entities                    -
                                                              -------------
          Income (loss) before minority interests, income
            tax benefit, loss on sale of assets                        (23)
          Minority interests                                             -
                                                              -------------

          Income (loss) before income tax benefit, loss on
            sale of assets                                             (23)
          Income tax benefit                                             -
                                                              -------------

          Income (loss) before loss on sale of assets                  (23)
          Loss on sale of assets, net of tax effect                      -
          Extraordinary item, net of tax effect                          -
                                                              -------------
          Net income (loss)                                            (23)
                                                              =============

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                              MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                 6J, LLC       1D, L.P.      7B, L.P.      7D, LLC       7G, LLC

Participating lease revenue                                            652         1,830           396         1,526           197
     Hotel operations:
          Rooms                                                          -             -             -             -             -
          Food and beverage                                              -             -             -             -             -
          Other operating departments                                    -             -             -             -             -
     Office rental and other revenues                                    -            85             -           661             -
                                                              ---------------------------------------------------------------------
Total revenue                                                          652         1,915           396         2,187           197
                                                              ---------------------------------------------------------------------

Hotel operating expenses by department:
          Rooms                                                          -             -             -             -             -
          Food and beverage                                              -             -             -             -             -
          Other operating departments                                    -             -             -             -             -
     Office rental, parking and other operating expenses                 -            30             -           363             -
Undistributed operating expenses:
          Administrative and general                                     -            13             -            13             -
          Property operating costs                                       -             -             -             -             -
          Property taxes, insurance and other                           16           261           371           411            71
          Depreciation and amortization                                149           541           215           390           180
          Write down of investment in STS Hotel Net                      -             -             -             -             -
          Swap termination fees                                          -             -             -             -             -
          Write down of deferred costs                                   -             -             -             -             -
          Loss on fair value of non-hedging derivatives                  -             -             -             -             -
          FelCor merger costs                                            -             -             -             -             -
          Costs to terminate leases with Prime Hospitality
            Corporation                                                  -             -             -             -             -
          Restructuring charge                                           -             -             -             -             -
                                                              ---------------------------------------------------------------------
          Total operating expenses                                     165           845           586         1,177           251
                                                              ---------------------------------------------------------------------

          Net operating income                                         487         1,070          (190)        1,010           (54)
                                                              ---------------------------------------------------------------------

          Interest expense, net                                        (13)          (12)          (37)          (41)          (26)
          Equity in income from consolidated entities                    -             -             -             -             -
                                                              ---------------------------------------------------------------------
          Income (loss) before minority interests, income
            tax benefit, loss on sale of assets                        500         1,082          (153)        1,051           (28)
          Minority interests                                             -             -             -             -             -
                                                              ---------------------------------------------------------------------

          Income (loss) before income tax benefit, loss on
            sale of assets                                             500         1,082          (153)        1,051           (28)
          Income tax benefit                                             -             -             -             -             -
                                                              ---------------------------------------------------------------------

          Income (loss) before loss on sale of assets                  500         1,082          (153)        1,051           (28)
          Loss on sale of assets, net of tax effect                      -             -             -             -             -
          Extraordinary item, net of tax effect                          -             -             -             -             -
                                                              ---------------------------------------------------------------------
          Net income (loss)                                            500         1,082          (153)        1,051           (28)
                                                              =====================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands of dollars)

                                                              MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                 6B, LLC       4I, L.P.      5D, LLC       5H, LLC       7H, LLC

Participating lease revenue                                            215            29           415         1,789          309
     Hotel operations:
          Rooms                                                          -             -             -             -            -
          Food and beverage                                              -             -             -             -            -
          Other operating departments                                    -             3             -             -            -
     Office rental and other revenues                                    -             -             -             -            -
                                                              --------------------------------------------------------------------
Total revenue                                                          215            32           415         1,789          309
                                                              --------------------------------------------------------------------

Hotel operating expenses by department:
          Rooms                                                          -             -             -             -            -
          Food and beverage                                              -             -             -             -            -
          Other operating departments                                    -             -             -             -            -
     Office rental, parking and other operating expenses                 -             -             -             -            -
Undistributed operating expenses:
          Administrative and general                                     -             3             -             -            -
          Property operating costs                                       -             -             -             -            -
          Property taxes, insurance and other                           62            89           256           114            5
          Depreciation and amortization                                112           213           348           486          174
          Write down of investment in STS Hotel Net                      -             -             -             -            -
          Swap termination fees                                          -             -             -             -            -
          Write down of deferred costs                                   -             -             -             -            -
          Loss on fair value of non-hedging derivatives                  -             -             -             -            -
          FelCor merger costs                                            -             -             -             -            -
          Costs to terminate leases with Prime Hospitality
            Corporation                                                  -             -             -             -            -
          Restructuring charge                                           -             -             -             -            -
                                                              --------------------------------------------------------------------
          Total operating expenses                                     174           305           604           600          179
                                                              --------------------------------------------------------------------

          Net operating income                                          41          (273)         (189)        1,189          130
                                                              --------------------------------------------------------------------

          Interest expense, net                                         (2)           (6)          606           (10)          (9)
          Equity in income from consolidated entities                    -             -             -             -            -
                                                              --------------------------------------------------------------------
          Income (loss) before minority interests, income
            tax benefit, loss on sale of assets                         43          (267)         (795)        1,199          139
          Minority interests                                             -             -             -             -            -
                                                              --------------------------------------------------------------------

          Income (loss) before income tax benefit, loss on
            sale of assets                                              43          (267)         (795)        1,199          139
          Income tax benefit                                             -             -             -             -            -
                                                              --------------------------------------------------------------------

          Income (loss) before loss on sale of assets                   43          (267)         (795)        1,199          139
          Loss on sale of assets, net of tax effect                      -             -             -             -            -
          Extraordinary item, net of tax effect                          -             -             -             -            -
                                                              --------------------------------------------------------------------
          Net income (loss)                                             43          (267)         (795)        1,199          139
                                                              ====================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended March 2001
(in thousands of dollars)

                                                         AGH PSS I,    MeriStar Sub    MeriStar Sub    MeriStar Sub   MeriStar Sub
                                                            Inc.         2D, LLC         4F, L.P.        5K, LLC        5M, LLC
Participating lease revenue                                   1,119             278             774             872            878
 Hotel operations:
   Rooms                                                          -               -               -               -              -
   Food and beverage                                              -               -               -               -              -
   Other operating departments                                    1               -               1               -              -
 Office rental and other revenues                                 -               -               -               -              -
                                                         --------------------------------------------------------------------------
Total revenue                                                 1,120             278             775             872            878
                                                         --------------------------------------------------------------------------
Hotel operating expenses by department:
   Rooms                                                          -               -               -               -              -
   Food and beverage                                              -               -               -               -              -
   Other operating departments                                    -               -               -               -              -
 Office rental, parking and other operating expenses              -               -               -               -              -
Undistributed operating expenses:
   Administrative and general                                     -               -               -               -              -
   Property operating costs                                       -               -               -               -              -
   Property taxes, insurance and other                          164              93             149              43             44
   Depreciation and amortization                                  -             116             270             295            110
   Write down of investment in STS Hotel Net                      -               -               -               -              -
   Swap termination fees                                          -               -               -               -              -
   Write down of deferred costs                                   -               -               -               -              -
   Loss on fair value of non-hedging derivatives                  -               -               -               -              -
   FelCor merger costs                                            -               -               -               -              -
   Costs to terminate leases with Prime Hospitality
    Corporation                                                   -               -               -               -              -
   Restructuring charge                                           -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Total operating expenses                                     164             209             419             338            154
                                                         --------------------------------------------------------------------------
   Net operating income                                         956              69             356             534            724
                                                         --------------------------------------------------------------------------
   Interest expense, net                                         (2)            196             (11)             (6)            (8)
   Equity in income from consolidated entities                    -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Income (loss) before minority interests, income
    tax benefit, loss on sale of assets                         958            (127)            367             540            732
   Minority interests                                             -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Income (loss) before income tax benefit, loss on
    sale of assets                                              958            (127)            367             540            732
   Income tax benefit                                             -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Income (loss) before loss on sale of assets                  958            (127)            367             540            732
   Loss on sale of assets, net of tax effect                      -               -               -               -              -
   Extraordinary item, net of tax effect                          -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Net income (loss)                                            958            (127)            367             540            732
                                                         ==========================================================================

                                                       MeriStar Sub    MeriStar Sub    MeriStar Sub    MeriStar Sub   MeriStar Sub
                                                         1E, L.P.        5O, LLC        6M Company       4B, L.P.       6C, LLC

Participating lease revenue                                     352             340           1,120              85            820
 Hotel operations:
   Rooms                                                          -               -               -               -              -
   Food and beverage                                              -               -               -               -              -
   Other operating departments                                    -               -               -               -              3
 Office rental and other revenues                                 -               -               -               -              -
                                                         --------------------------------------------------------------------------
Total revenue                                                   352             340           1,120              85            823
                                                         --------------------------------------------------------------------------
 Hotel operating expenses by department:
   Rooms                                                          -               -               -               -              -
   Food and beverage                                              -               -               -               -              -
   Other operating departments                                    -               -               -               -              -
 Office rental, parking and other operating expenses              -               -               -               -              -
Undistributed operating expenses:
   Administrative and general                                     -               -               -               -              -
   Property operating costs                                       -               -               -               -              -
   Property taxes, insurance and other                           33              16              35             114             25
   Depreciation and amortization                                 71              59             298             270            185
   Write down of investment in STS Hotel Net                      -               -               -               -              -
   Swap termination fees                                          -               -               -               -              -
   Write down of deferred costs                                   -               -               -               -              -
   Loss on fair value of non-hedging derivatives                  -               -               -               -              -
   FelCor merger costs                                            -               -               -               -              -
   Costs to terminate leases with Prime Hospitality
    Corporation                                                   -               -               -               -              -
   Restructuring charge                                           -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Total operating expenses                                     104              75             333             384            210
                                                         --------------------------------------------------------------------------
   Net operating income                                         248             265             787            (299)           613
                                                         --------------------------------------------------------------------------
   Interest expense, net                                        (10)             (2)             (5)            (21)           (24)
   Equity in income from consolidated entities                    -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Income (loss) before minority interests, income
    tax benefit, loss on sale of assets                         258             267             792            (278)           637
   Minority interests                                             -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Income (loss) before income tax benefit, loss on
    sale of assets                                              258             267             792            (278)           637
   Income tax benefit                                             -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Income (loss) before loss on sale of assets                  258             267             792            (278)           637
   Loss on sale of assets, net of tax effect                      -               -               -               -              -
   Extraordinary item, net of tax effe effect                     -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Net income (loss)                                            258             267             792            (278)           637
                                                         ==========================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended March 2001
(in thousands of dollars)

                                                       MeriStar Sub    MeriStar Sub    MeriStar Sub    MeriStar Sub   MeriStar Sub
                                                        2C, LLC         4G, L.P.        3B, LLC         5G, L.P.       5P, LLC
Participating lease revenue                                     487             848             497           4,219            165
 Hotel operations:
   Rooms                                                          -               -               -               -              -
   Food and beverage                                              -               -               -               -              -
   Other operating departments                                   12               -               3              16              -
 Office rental and other revenues                                 -               -               -               -              -
                                                         --------------------------------------------------------------------------
Total revenue                                                   499             848             500           4,235            165
                                                         --------------------------------------------------------------------------
Hotel operating expenses by department:
   Rooms                                                          -               -               -               -              -
   Food and beverage                                              -               -               -               -              -
   Other operating departments                                    -               -              (9)              -              -
 Office rental, parking and other operating expenses              -               -               -               -              -
Undistributed operating expenses:
   Administrative and general                                     -               -               -               2              -
   Property operating costs                                       -               -               -               -              -
   Property taxes, insurance and other                          132             268              90              45              -
   Depreciation and amortization                                256             209             219           1,539              -
   Write down of investment in STS Hotel Net                      -               -               -               -              -
   Swap termination fees                                          -               -               -               -              -
   Write down of deferred costs                                   -               -               -               -              -
   Loss on fair value of non-hedging derivatives                  -               -               -               -              -
   FelCor merger costs                                            -               -               -               -              -
   Costs to terminate leases with Prime Hospitality
    Corporation                                                   -               -               -               -              -
   Restructuring charge                                           -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Total operating expenses                                     388             477             300           1,586              -
                                                         --------------------------------------------------------------------------
   Net operating income                                         111             371             200           2,649            165
                                                         --------------------------------------------------------------------------
   Interest expense, net                                        346             (19)            (11)            (12)             -
   Equity in income from consolidated entities                    -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Income (loss) before minority interests, income
    tax benefit, loss on sale of assets                        (235)            390             211           2,661            165
   Minority interests                                             -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Income (loss) before income tax benefit, loss on
    sale of assets                                             (235)            390             211           2,661            165
   Income tax benefit                                             -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Income (loss) before loss on sale of assets                 (235)            390             211           2,661            165
   Loss on sale of assets, net of tax effect                      -               -               -               -              -
   Extraordinary item, net of tax effect                          -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Net income (loss)                                           (235)            390             211           2,661            165
                                                         ==========================================================================

                                                       MeriStar Sub    MeriStar Sub    MeriStar Sub    MeriStar Sub   Meristar Sub
                                                        5J, LLC         5Q, LLC         5A, LLC         8D, LLC        4J, LLC
Participating lease revenue                                   3,895             883           1,690             951            682
 Hotel operations:
   Rooms                                                          -               -               -               -              -
   Food and beverage                                              -               -               -               -              -
   Other operating departments                                    -               -              23               -              1
 Office rental and other revenues                                 -               -               -               -             68
                                                         --------------------------------------------------------------------------
Total revenue                                                 3,895             883           1,713             951            751
                                                         --------------------------------------------------------------------------
Hotel operating expenses by department:
   Rooms                                                          -               -               -               -              -
   Food and beverage                                              -               -               -               -              -
   Other operating departments                                    -               -               -               5            (10)
 Office rental, parking and other operating expenses              -               -               -               -            141
Undistributed operating expenses:
   Administrative and general                                     1               -               -               -              -
   Property operating costs                                       -               -               -               -              -
   Property taxes, insurance and other                          (37)             46             114              91            (89)
   Depreciation and amortization                                840             102             417             311            310
   Write down of investment in STS Hotel Net                      -               -               -               -              -
   Swap termination fees                                          -               -               -               -              -
   Write down of deferred costs                                   -               -               -               -              -
   Loss on fair value of non-hedging derivatives                  -               -               -               -              -
   FelCor merger costs                                            -               -               -               -              -
   Costs to terminate leases with Prime Hospitality
    Corporation                                                   -               -               -               -              -
   Restructuring charge                                           -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Total operating expenses                                     804             148             531             407            352
                                                         --------------------------------------------------------------------------
   Net operating income                                       3,091             735           1,182             544            399
                                                         --------------------------------------------------------------------------
   Interest expense, net                                        (28)            (33)            701              (9)           (34)
   Equity in income from consolidated entities                    -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Income (loss) before minority interests, income
    tax benefit, loss on sale of assets                       3,119             768             481             553            433
   Minority interests                                             -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Income (loss) before income tax benefit, loss on
    sale of assets                                            3,119             768             481             553            433
   Income tax benefit                                             -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Income (loss) before loss on sale of assets                3,119             768             481             553            433
   Loss on sale of assets, net of tax effect                      -               -               -               -              -
   Extraordinary item, net of tax effect                          -               -               -               -              -
                                                         --------------------------------------------------------------------------
   Net income (loss)                                          3,119             768             481             553            433
                                                         ==========================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended March 2001
(in thousands of dollars)

                                                     MeriStar Hotel                                    Total
                                                      Lessee, Inc.            Eliminations          Consolidated
Participating lease revenue                                       -                (89,727)                3,784
 Hotel operations:
   Rooms                                                    200,380                      -               200,380
   Food and beverage                                         71,291                      -                71,291
   Other operating departments                               22,471                      -                22,471
 Office rental and other revenues                                 -                      -                 4,758
                                                     ------------------------------------------------------------
Total revenue                                               294,142                (89,727)              302,684
                                                     ------------------------------------------------------------

Hotel operating expenses by department:
   Rooms                                                     45,722                      -                45,722
   Food and beverage                                         51,404                      -                51,404
   Other operating departments                               11,586                      -                11,570
 Office rental, parking and other operating expenses           (483)                     -                   937

Undistributed operating expenses:
   Administrative and general                                42,701                      -                44,917
   Property operating costs                                  42,922                      -                42,699
   Property taxes, insurance and other                       96,628                (89,727)               18,387
   Depreciation and amortization                                 95                      -                29,387
   Write down of investment in STS Hotel Net                      -                      -                 2,112
   Swap termination fees                                          -                      -                 9,297
   Write down of deferred costs                                   -                      -                     -
   Loss on fair value of non-hedging derivatives                  -                      -                     -
   FelCor merger costs                                            -                      -                     -
   Costs to terminate leases with Prime Hospitality                                                            -
    Corporation                                                   -                      -                     -
   Restructuring charge                                           -                      -                     -
                                                     ------------------------------------------------------------
   Total operating expenses                                 290,575                (89,727)              256,432
                                                     ------------------------------------------------------------
   Net operating income                                       3,567                      -                46,252
                                                     ------------------------------------------------------------
   Interest expense, net                                          -                      -                30,229
   Equity in income from consolidated entities                    -                 60,166                     -
                                                     ------------------------------------------------------------
   Income (loss) before minority interests, income
    tax benefit, loss on sale of assets                       3,567                (60,166)               16,023
   Minority interests                                             -                      -                    11
                                                     ------------------------------------------------------------
   Income (loss) before income tax benefit, loss on
    sale of assets                                            3,567                (60,166)               16,012
   Income tax benefit                                             -                      -                   453
                                                     ------------------------------------------------------------
   Income (loss) before loss on sale of assets                3,567                (60,166)               15,559
   Loss on sale of assets, net of tax effect                      -                      -                (1,062)
   Extraordinary item, net of tax effect                          -                      -                (1,226)
                                                     ------------------------------------------------------------
   Net income (loss)                                          3,567                (60,166)               13,271
                                                     ============================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 2001
(in thousands of dollars)

                                                            MeriStar
                                                         Hospitality OP,   Guarantor   MeriStar Sub      AGH       MeriStar
                                                             L.P.         Subsidiaries    7C, LLC    Upreit, LLC  Sub 5N, LLC

Cash flows from operating activities:

  Net Income (loss)                                              13,271        31,651          -            -             370
  Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operating activities:
    Depreciation and amortization                                 2,537        12,430          -            -              32
    Equity in earnings                                          (60,166)          -            -            -             -
    Loss on sale of assets                                          -             -            -            -             -
    Write down of STS Hotel net                                   2,112           -            -            -             -
    Extraordinary loss on extinguishment of debt                  1,243           -            -            -             -
    Minority interests                                               11           -            -            -             -
    Amortization of unearned stock based compensation               797           -            -            -             -
    Interest rate swaps marked to fair value                        -             -            -            -             -
    Deferred income taxes                                           144           -            -            -             -
    Changes in operating assets and liabilities:
      Accounts receivable, net                                   (1,587)        4,269          -            -             -
      Prepaid expenses and other                                 (1,146)         (596)         -            -             -
      Due from/to Meristar Hotels                                 5,053        (1,940)         -            -             111
      Accounts payable, accrued expenses and
       other liabilities                                          9,606       (14,235)         -            -            (103)
      Accrued interest                                            2,737          (156)         -            -             -
      Due from subsidiaries                                      51,538       (26,053)         -            -            (404)
      Income taxes payable                                          283           -            -            -             -

                                                               ----------------------------------------------------------------
      Net cash provided by (used in) operating activities        26,433         5,370          -            -               6
                                                               ----------------------------------------------------------------
Cash flows from investing activities:

   Investment in hotel properties, net                           (1,295)       (4,897)         -            -              (6)
   Proceeds from disposition of assets                              -             -            -            -             -
   Hotel operating cash received in lease conversion                -             -            -            -             -
   Note receivable                                              (36,000)          -            -            -             -
   Change in restricted cash                                      1,682          (473)         -            -             -

                                                               ----------------------------------------------------------------
      Net cash provided by (used in) investing activities       (35,613)       (5,370)         -            -              (6)
                                                               ----------------------------------------------------------------

Cash flows from financing activities:

   Deferred financing costs                                      (9,321)          -            -            -             -
   Proceeds from mortgages and notes payable                    578,347           -            -            -             -
   Principal payments on mortgages and notes payable           (535,725)          -            -            -             -
   Contributions from partners                                      280           -            -            -             -
   Distributions to partners                                    (24,859)          -            -            -             -

                                                               ----------------------------------------------------------------
     Net cash provided by (used in) financing activities          8,722           -            -            -             -
                                                               ----------------------------------------------------------------

Effect of exchange rate changes on cash                             216           -            -            -             -

                                                               ----------------------------------------------------------------
Net change in cash                                                 (242)          -            -            -             -

Cash and cash equivalents, beginning of period                      242           -            -            -             -

                                                               ----------------------------------------------------------------
Cash and cash equivalents, end of period                            -             -            -            -             -
                                                               ================================================================
MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 2001
(in thousands of dollars)

                                                          MeriStar Sub     MeriStar      MeriStar     MeriStar      MeriStar
                                                           8A, LLC      Sub 4F, L.P.  Sub 8G, LLC  Sub 6H, L.P.   Sub 8B, LLC

Cash flows from operating activities:

  Net Income (loss)                                               293           578           -           254          1,424
  Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operating activities:
    Depreciation and amortization                                  72           109           -           106            577
    Equity in earnings                                            -             -             -           -              -
    Loss on sale of assets                                        -             -             -           -              -
    Write down of STS Hotel net                                   -             -             -           -              -
    Extraordinary loss on extinguishment of debt                  -             -             -           -              -
    Minority interests                                            -             -             -           -              -
    Amortization of unearned stock based compensation             -             -             -           -              -
    Interest rate swaps marked to fair value                      -             -             -           -              -
    Deferred income taxes                                         -             -             -           -              -
    Changes in operating assets and liabilities:
      Accounts receivable, net                                    (31)          135           -            (7)           184
      Prepaid expenses and other                                  -              (6)          -           -              (11)
      Due from/to Meristar Hotels                                  16           -             -           -              120
      Accounts payable, accrued expenses and
        other liabilities                                           4          (127)          -           (95)          (169)
      Accrued interest                                            -              (5)          -           -              -
      Due from subsidiaries                                      (328)        2,912           -          (257)        (2,037)
      Income taxes payable                                        -             -             -           -              -

                                                               -----------------------------------------------------------------
      Net cash provided by (used in) operating activities          26         3,596           -             1             88
                                                               -----------------------------------------------------------------

Cash flows from investing activities:

   Investment in hotel properties, net                            (26)         (105)          -            (1)           (88)
   Proceeds from disposition of assets                            -             -             -           -              -
   Hotel operating cash received in lease conversion              -             -             -           -              -
   Note receivable                                                -             -             -           -              -
   Change in restricted cash                                      -             488           -           -              -

                                                               -----------------------------------------------------------------
      Net cash provided by (used in) investing activities         (26)          383           -            (1)           (88)
                                                               -----------------------------------------------------------------

Cash flows from financing activities:

   Deferred financing costs                                       -             -             -           -              -
   Proceeds from mortgages and notes payable                      -             -             -           -              -
   Principal payments on mortgages and notes payable              -          (3,979)          -           -              -
   Contributions from partners                                    -             -             -           -              -
   Distributions to partners                                      -             -             -           -              -

                                                               -----------------------------------------------------------------
     Net cash provided by (used in) financing activities          -          (3,979)          -           -              -
                                                               -----------------------------------------------------------------

Effect of exchange rate changes on cash                           -             -             -           -              -

                                                               -----------------------------------------------------------------
Net change in cash                                                -             -             -           -              -

Cash and cash equivalents, beginning of period                    -             -             -           -              -

                                                               -----------------------------------------------------------------
Cash and cash equivalents, end of period                          -             -             -           -              -
                                                               =================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 2001
(in thousands of dollars)


                                                           MeriStar Sub   MeriStar Sub   MeriStar Sub   MeriStar Sub   MeriStar Sub
                                                             1C, L.P.       8E, LLC        7F, LLC        5L, LLC        3C, LLC

Cash flows from operating activities:

  Net Income (loss)                                                293            365              74            487           350
  Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operating activities:
    Depreciation and amortization                                  252            130             115             31           171
    Equity in earnings                                             -              -               -              -             -
    Loss on sale of assets                                         -              -               -              -             -
    Write down of STS Hotel net                                    -              -               -              -             -
    Extraordinary loss on extinguishment of debt                   -              -               -              -             -
    Minority interests                                             -              -               -              -             -
    Amortization of unearned stock based compensation              -              -               -              -             -
    Interest rate swaps marked to fair value                       -              -               -              -             -
    Deferred income taxes                                          -              -               -              -             -
    Changes in operating assets and liabilities:
      Accounts receivable, net                                      (4)            62             (26)           -             10
      Prepaid expenses and other                                   -              -               -              -             (3)
      Due from/to Meristar Hotels                                    1            -                (2)           239           -
      Accounts payable, accrued expenses and
        other liabilities                                         (245)          (124)             41           (129)          10
      Accrued interest                                             -              -               -              -             -
      Due from subsidiaries                                       (223)          (412)           (186)          (557)         (414)
      Income taxes payable                                         -              -               -              -             -

                                                               --------------------------------------------------------------------
      Net cash provided by (used in) operating activities           74             21              16            71            124
                                                               --------------------------------------------------------------------

Cash flows from investing activities:

   Investment in hotel properties, net                             (74)           (21)            (16)          (71)          (124)
   Proceeds from disposition of assets                             -              -               -              -             -
   Hotel operating cash received in lease conversion               -              -               -              -             -
   Note receivable                                                 -              -               -              -             -
   Change in restricted cash                                       -              -               -              -             -

                                                               --------------------------------------------------------------------
      Net cash provided by (used in) investing activities          (74)           (21)            (16)          (71)          (124)
                                                               --------------------------------------------------------------------

Cash flows from financing activities:

   Deferred financing costs                                        -              -               -              -             -
   Proceeds from mortgages and notes payable                       -              -               -              -             -
   Principal payments on mortgages and notes payable               -              -               -              -             -
   Contributions from partners                                     -              -               -              -             -
   Distributions to partners                                       -              -               -              -             -

                                                               --------------------------------------------------------------------
      Net cash provided by (used in) financing activities          -              -               -              -             -
                                                               --------------------------------------------------------------------

Effect of exchange rate changes on cash                            -              -               -              -             -

                                                               --------------------------------------------------------------------
Net change in cash                                                 -              -               -              -             -

Cash and cash equivalents, beginning of period                     -              -               -              -             -

                                                               --------------------------------------------------------------------
Cash and cash equivalents, end of period                           -              -               -              -             -
                                                               ====================================================================
MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 2001
(in thousands of dollars)
                                                                              Old
                                                           MeriStar Sub   MeriStar Sub   MeriStar Sub   MeriStar Sub   MeriStar Sub
                                                             5R, LLC       8A, LLC         6D, LLC       6E, LLC         4E, L.P.

Cash flows from operating activities:

  Net Income (loss)                                                  -           (825)           309            943            249
  Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operating activities:
    Depreciation and amortization                                    -             89            126            411            228
    Equity in earnings                                               -            -              -              -              -
    Loss on sale of assets                                           -          1,081            -              -              -
    Write down of STS Hotel net                                      -            -              -              -              -
    Extraordinary loss on extinguishment of debt                     -            -              -              -              -
    Minority interests                                               -            -              -              -              -
    Amortization of unearned stock based compensation                -            -              -              -              -
    Interest rate swaps marked to fair value                         -            -              -              -              -
    Deferred income taxes                                            -            -              -              -              -
    Changes in operating assets and liabilities:
      Accounts receivable, net                                       -           (31)           (179)           34             (19)
      Prepaid expenses and other                                     -            (1)             (5)           -              -
      Due from/to Meristar Hotels                                    -            -              123            -              (75)
      Accounts payable, accrued expenses and
        other liabilities                                            -           (4)            (110)          (164)          (365)
      Accrued interest                                               -            -              -              -              -
      Due from subsidiaries                                          -         (7,583)          (233)        (1,179)           195
      Income taxes payable                                           -            -              -              -              -

                                                               --------------------------------------------------------------------
      Net cash provided by (used in) operating activities            -         (7,274)            31            45             213
                                                               --------------------------------------------------------------------

Cash flows from investing activities:

   Investment in hotel properties, net                               -            -              (31)          (45)           (213)
   Proceeds from disposition of assets                               -          7,274            -              -              -
   Hotel operating cash received in lease conversion                 -            -              -              -              -
   Note receivable                                                   -            -              -              -              -
   Change in restricted cash                                         -            -              -              -              -

                                                               --------------------------------------------------------------------
      Net cash provided by (used in) investing activities            -          7,274           (31)           (45)           (213)
                                                               --------------------------------------------------------------------

Cash flows from financing activities:

   Deferred financing costs                                          -            -              -              -              -
   Proceeds from mortgages and notes payable                         -            -              -              -              -
   Principal payments on mortgages and notes payable                 -            -              -              -              -
   Contributions from partners                                       -            -              -              -              -
   Distributions to partners                                         -            -              -              -              -

                                                               --------------------------------------------------------------------
      Net cash provided by (used in) financing activities            -            -              -              -              -
                                                               --------------------------------------------------------------------

Effect of exchange rate changes on cash                              -            -              -              -              -

                                                               --------------------------------------------------------------------
Net change in cash                                                   -            -              -              -              -

Cash and cash equivalents, beginning of period                       -            -              -              -              -

                                                               --------------------------------------------------------------------
Cash and cash equivalents, end of period                             -            -              -              -              -
                                                               ====================================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 2001
(in thousands of dollars)

                                                                     MeriStar Sub     MeriStar    MeriStar Sub    MeriStar Sub
                                                                       1B, LLC      Sub 5F, L.P.     6G, LLC        8C, LLC
Cash flows from operating activities:

  Net Income (loss)                                                          620             672           487              13
  Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operating activities:
   Depreciation and amortization                                             154             262           185             324
   Equity in earnings                                                        -               -             -               -
   Loss on sale of assets                                                    -               -             -               -
   Write down of STS Hotel net                                               -               -             -               -
   Extraordinary loss on extinguishment of debt                              -               -             -               -
   Minority interests                                                        -               -             -               -
   Amortization of unearned stock based compensation                         -               -             -               -
   Interest rate swaps marked to fair value                                  -               -             -               -
   Deferred income taxes                                                     -               -             -               -
   Changes in operating assets and liabilities:
     Accounts receivable, net                                                 16             (25)          36                8
     Prepaid expenses and other                                              (13)            (11)          (6)             -
     Due from/to Meristar Hotels                                             -               -             (5)             -
     Accounts payable, accrued expenses and other liabilities                (94)           (257)         (92)            (140)
     Accrued interest                                                        -               -             -               -
     Due from subsidiaries                                                  (659)           (595)        (521)            (160)
     Income taxes payable                                                    -               -             -               -

                                                                     -----------------------------------------------------------
     Net cash provided by (used in) operating activities                      24              46           84               45
                                                                     -----------------------------------------------------------

Cash flows from investing activities:

  Investment in hotel properties, net                                        (24)            (46)         (84)             (45)
  Proceeds from disposition of assets                                        -               -             -               -
  Hotel operating cash received in lease conversion                          -               -             -               -
  Note receivable                                                            -               -             -               -
  Change in restricted cash                                                  -               -             -               -

                                                                     -----------------------------------------------------------
     Net cash provided by (used in) investing activities                     (24)            (46)         (84)             (45)
                                                                     -----------------------------------------------------------

Cash flows from financing activities:

  Deferred financing costs                                                   -               -             -               -
  Proceeds from mortgages and notes payable                                  -               -             -               -
  Principal payments on mortgages and notes payable                          -               -             -               -
  Contributions from partners                                                -               -             -               -
  Distributions to partners                                                  -               -             -               -

                                                                     -----------------------------------------------------------
     Net cash provided by (used in) financing activities                     -               -             -               -
                                                                     -----------------------------------------------------------

Effect of exchange rate changes on cash                                      -               -             -               -

                                                                     -----------------------------------------------------------
Net change in cash                                                           -               -             -               -

Cash and cash equivalents, beginning of period                               -               -             -               -

Cash and cash equivalents, end of period                                     -               -             -               -
                                                                     ===========================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 2001
(in thousands of dollars)

                                                                     MeriStar Sub    MeriStar Sub    MeriStar Sub    MeriStar Sub
                                                                       4C, L.P.         4H, L.P.        7E, LLC         3D, LLC
Cash flows from operating activities:

  Net Income (loss)                                                          (118)           (52)            139             351
  Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operating activities:
   Depreciation and amortization                                              176            133             148             225
   Equity in earnings                                                         -              -               -               -
   Loss on sale of assets                                                     -              -               -               -
   Write down of STS Hotel net                                                -              -               -               -
   Extraordinary loss on extinguishment of debt                               -              -               -               -
   Minority interests                                                         -              -               -               -
   Amortization of unearned stock based compensation                          -              -               -               -
   Interest rate swaps marked to fair value                                   -              -               -               -
   Deferred income taxes                                                      -              -               -               -
   Changes in operating assets and liabilities:
     Accounts receivable, net                                                 (47)           -                53             (19)
     Prepaid expenses and other                                                (6)            (2)             44             -
     Due from/to Meristar Hotels                                              -              (14)            -               -
     Accounts payable, accrued expenses and other liabilities                (103)          (132)            (20)            (70)
     Accrued interest                                                         -              -               -               -
     Due from subsidiaries                                                    122             88            (326)           (374)
     Income taxes payable                                                     -              -               -               -

                                                                     -----------------------------------------------------------
     Net cash provided by (used in) operating activities                       24             21              38             113
                                                                     -----------------------------------------------------------

Cash flows from investing activities:

  Investment in hotel properties, net                                         (24)           (21)            (38)           (113)
  Proceeds from disposition of assets                                         -              -               -               -
  Hotel operating cash received in lease conversion                           -              -               -               -
  Note receivable                                                             -              -               -               -
  Change in restricted cash                                                   -              -               -               -

                                                                     -----------------------------------------------------------
     Net cash provided by (used in) investing activities                      (24)           (21)            (38)           (113)
                                                                     -----------------------------------------------------------

Cash flows from financing activities:

  Deferred financing costs                                                    -              -               -               -
  Proceeds from mortgages and notes payable                                   -              -               -               -
  Principal payments on mortgages and notes payable                           -              -               -               -
  Contributions from partners                                                 -              -               -               -
  Distributions to partners                                                   -              -               -               -

                                                                     -----------------------------------------------------------
     Net cash provided by (used in) financing activities                      -              -               -               -
                                                                     -----------------------------------------------------------

Effect of exchange rate changes on cash                                       -              -               -               -

                                                                     -----------------------------------------------------------
Net change in cash                                                            -              -               -               -

Cash and cash equivalents, beginning of period                                -              -               -               -

                                                                     -----------------------------------------------------------
Cash and cash equivalents, end of period                                      -              -               -               -
                                                                     ===========================================================

                                                                     MeriStar Sub     MeriStar Sub
                                                                       1A, LLC           5E, LLC
Cash flows from operating activities:

  Net Income (loss)                                                          341              628
  Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operating activities:
   Depreciation and amortization                                             116              457
   Equity in earnings                                                        -                -
   Loss on sale of assets                                                    -                -
   Write down of STS Hotel net                                               -                -
   Extraordinary loss on extinguishment of debt                              -                -
   Minority interests                                                        -                -
   Amortization of unearned stock based compensation                         -                -
   Interest rate swaps marked to fair value                                  -                -
   Deferred income taxes                                                     -                -
   Changes in operating assets and liabilities:
     Accounts receivable, net                                                 40               18
     Prepaid expenses and other                                              -                (15)
     Due from/to Meristar Hotels                                             -                (11)
     Accounts payable, accrued expenses and other liabilities                (84)             180
     Accrued interest                                                        -                -
     Due from subsidiaries                                                  (363)          (1,073)
     Income taxes payable                                                    -                -

                                                                     ----------------------------
     Net cash provided by (used in) operating activities                      50              184
                                                                     ----------------------------

Cash flows from investing activities:

  Investment in hotel properties, net                                        (50)            (184)
  Proceeds from disposition of assets                                        -                -
  Hotel operating cash received in lease conversion                          -                -
  Note receivable                                                            -                -
  Change in restricted cash                                                  -                -

                                                                     ----------------------------
     Net cash provided by (used in) investing activities                     (50)            (184)
                                                                     ----------------------------

Cash flows from financing activities:

  Deferred financing costs                                                   -                -
  Proceeds from mortgages and notes payable                                  -                -
  Principal payments on mortgages and notes payable                          -                -
  Contributions from partners                                                -                -
  Distributions to partners                                                  -                -
                                                                     ----------------------------
     Net cash provided by (used in) financing activities                     -                -
                                                                     ----------------------------

Effect of exchange rate changes on cash                                      -                -

                                                                     ----------------------------
Net change in cash                                                           -                -

Cash and cash equivalents, beginning of period                               -                -

                                                                     ----------------------------
Cash and cash equivalents, end of period                                     -                -
                                                                     ============================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 2001
(in thousands of dollars)

                                                                     MeriStar Sub 7A    MeriStar Sub   MeriStar Sub   MeriStar Sub
                                                                      Joint Venture       6K, LLC        2B, LLC         3A, LLC
Cash flows from operating activities:

  Net Income (loss)                                                              248             558           (78)            83
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                               100             185           96              85
     Equity in earnings                                                          -               -            -               -
     Loss on sale of assets                                                      -               -            -               -
     Write down of STS Hotel net                                                 -               -            -               -
     Extraordinary loss on extinguishment of debt                                -               -            -               -
     Minority interests                                                          -               -            -               -
     Amortization of unearned stock based compensation                           -               -            -               -
     Interest rate swaps marked to fair value                                    -               -            -               -
     Deferred income taxes                                                       -               -            -               -
     Changes in operating assets and liabilities:
       Accounts receivable, net                                                  (13)            (18)          39             (35)
       Prepaid expenses and other                                                 (4)             (1)         -               -
       Due from/to Meristar Hotels                                               -               -            389              (1)
       Accounts payable, accrued expenses and other liabilities                 (109)             39           18             (57)
       Accrued interest                                                          -               -            -               -
       Due from subsidiaries                                                    (209)           (652)         (639)           (55)
       Income taxes payable                                                      -               -            -               -

                                                                     --------------------------------------------------------------
       Net cash provided by (used in) operating activities                        13             111          (175)            20
                                                                     --------------------------------------------------------------

Cash flows from investing activities:

  Investment in hotel properties, net                                            (13)           (111)         427             (20)
  Proceeds from disposition of assets                                            -               -            -               -
  Hotel operating cash received in lease conversion                              -               -            -               -
  Note receivable                                                                -               -            -               -
  Change in restricted cash                                                      -               -            -               -
                                                                     --------------------------------------------------------------
       Net cash provided by (used in) investing activities                       (13)           (111)         427             (20)
                                                                     --------------------------------------------------------------
Cash flows from financing activities:

  Deferred financing costs                                                       -               -            -               -
  Proceeds from mortgages and notes payable                                      -               -            -               -
  Principal payments on mortgages and notes payable                              -               -            (252)           -
  Contributions from partners                                                    -               -            -               -
  Distributions to partners                                                      -               -            -               -
                                                                     --------------------------------------------------------------
       Net cash provided by (used in) financing activities                       -               -            (252)           -
                                                                     --------------------------------------------------------------
Effect of exchange rate changes on cash                                          -               -            -               -
                                                                     --------------------------------------------------------------
Net change in cash                                                               -               -            -               -

Cash and cash equivalents, beginning of period                                   -               -            -               -
                                                                     --------------------------------------------------------------
Cash and cash equivalents, end of period                                         -               -            -               -
                                                                     ==============================================================
MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 2001
(in thousands of dollars)

                                                                          MeriStar     MeriStar Sub    MeriStar Sub   MeriStar Sub
                                                                        Sub 4A, L.P.     4D, LLC         2A, LLC        6L, LLC
Cash flows from operating activities:

  Net Income (loss)                                                            269                7           (102)            150
   Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
     Depreciation and amortization                                             -                 71             79             220
     Equity in earnings                                                        -                -              -               -
     Loss on sale of assets                                                    -                -              -               -
     Write down of STS Hotel net                                               -                -              -               -
     Extraordinary loss on extinguishment of debt                              -                -              -               -
     Minority interests                                                        -                -              -               -
     Amortization of unearned stock based compensation                         -                -              -               -
     Interest rate swaps marked to fair value                                  -                -              -               -
     Deferred income taxes                                                     -                -              -               -
     Changes in operating assets and liabilities:
       Accounts receivable, net                                                 (4)              (7)            25             (23)
       Prepaid expenses and other                                              -                -               (1)             (5)
       Due from/to Meristar Hotels                                              (2)             -             (154)            -
       Accounts payable, accrued expenses and other liabilities               (210)             109            (39)            (70)
       Accrued interest                                                        -                -              -               -
       Due from subsidiaries                                                    31              (57)           324            (223)
       Income taxes payable                                                    -                -              -               -
                                                                     --------------------------------------------------------------
       Net cash provided by (used in) operating activities                      84              123            132              49
                                                                     --------------------------------------------------------------
Cash flows from investing activities:

  Investment in hotel properties, net                                          (84)            (123)           279             (49)
  Proceeds from disposition of assets                                          -                -              -               -
  Hotel operating cash received in lease conversion                            -                -              -               -
  Note receivable                                                              -                -              -               -
  Change in restricted cash                                                    -                -              -               -
                                                                     --------------------------------------------------------------
        Net cash provided by (used in) investing activities                     (84)            (123)           279             (49)
                                                                     --------------------------------------------------------------
 Cash flows from financing activities:

   Deferred financing costs                                                     -                -              -               -
   Proceeds from mortgages and notes payable                                    -                -              -               -
   Principal payments on mortgages and notes payable                            -                -             (411)            -
   Contributions from partners                                                  -                -              -               -
   Distributions to partners                                                    -                -              -               -
                                                                     --------------------------------------------------------------
        Net cash provided by (used in) financing activities                     -                -             (411)            -
                                                                     --------------------------------------------------------------
 Effect of exchange rate changes on cash                                        -                -              -               -
                                                                     --------------------------------------------------------------
 Net change in cash                                                             -                -              -               -

 Cash and cash equivalents, beginning of period                                 -                -              -               -
                                                                     --------------------------------------------------------------
 Cash and cash equivalents, end of period                                       -                -              -               -
                                                                     ==============================================================

 MeriStar Hospitality Operating Partnership, L.P.
 Condensed Consolidating Statement of Cash Flows
 Three Months Ended March 2001
 (in thousands of dollars)

                                                                         MDV Limited     MeriStar Sub
                                                                         Partnership       5C, LLC
Cash flows from operating activities:

   Net Income (loss)                                                             128             (23)
    Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
      Depreciation and amortization                                               30             145
      Equity in earnings                                                         -               -
      Loss on sale of assets                                                     -               -
      Write down of STS Hotel net                                                -               -
      Extraordinary loss on extinguishment of debt                               -               -
      Minority interests                                                         -               -
      Amortization of unearned stock based compensation                          -               -
      Interest rate swaps marked to fair value                                   -               -
      Deferred income taxes                                                      -               -
      Changes in operating assets and liabilities:
        Accounts receivable, net                                                  26             (16)
        Prepaid expenses and other                                                (3)              9
        Due from/to Meristar Hotels                                              -               -
        Accounts payable, accrued expenses and other liabilities                 (51)             61
        Accrued interest                                                         -               -
        Due from subsidiaries                                                   (119)            (93)
        Income taxes payable                                                     -               -
                                                                     --------------------------------
        Net cash provided by (used in) operating activities                       11              83
                                                                     --------------------------------
Cash flows from investing activities:

  Investment in hotel properties, net                                           (11)            (83)
  Proceeds from disposition of assets                                            -                -
  Hotel operating cash received in lease conversion                              -                -
  Note receivable                                                                -                -
  Change in restricted cash                                                      -                -
                                                                     --------------------------------
       Net cash provided by (used in) investing activities                      (11)            (83)
                                                                     --------------------------------
Cash flows from financing activities:

  Deferred financing costs                                                      -               -
  Proceeds from mortgages and notes payable                                     -               -
  Principal payments on mortgages and notes payable                             -               -
  Contributions from partners                                                   -               -
  Distributions to partners                                                     -               -
                                                                     --------------------------------
       Net cash provided by (used in) financing activities                      -               -
                                                                     --------------------------------
Effect of exchange rate changes on cash                                         -               -
                                                                     --------------------------------
Net change in cash                                                              -               -

Cash and cash equivalents, beginning of period                                  -               -
                                                                     --------------------------------
Cash and cash equivalents, end of period                                        -               -
                                                                     ================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 2001
(in thousands of dollars)

                                                                         MeriStar Sub   MeriStar Sub   MeriStar Sub   MeriStar Sub
                                                                           6J, LLC        1D, L.P.       7B, L.P.        7D, LLC
Cash flows from operating activities:

  Net Income (loss)                                                             500          1,082            (153)           1,051
  Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operating activities:
    Depreciation and amortization                                               149            541             215              390
    Equity in earnings                                                          -              -               -                -
    Loss on sale of assets                                                      -              -               -                -
    Write down of STS Hotel net                                                 -              -               -                -
    Extraordinary loss on extinguishment of debt                                -              -               -                -
    Minority interests                                                          -              -               -                -
    Amortization of unearned stock based compensation                           -              -               -                -
    Interest rate swaps marked to fair value                                    -              -               -                -
    Deferred income taxes                                                       -              -               -                -
    Changes in operating assets and liabilities:
       Accounts receivable, net                                                  19             30             (13)            475
       Prepaid expenses and other                                                (6)           (20)            -                -
       Due from/to Meristar Hotels                                               (1)           (32)             (1)              (4)
       Accounts payable, accrued expenses and other liabilities                (207)          (538)             73             (494)
       Accrued interest                                                         -                16            -                -
       Due from subsidiaries                                                   (380)        (1,049)              3           (1,047)
       Income taxes payable                                                     -              -               -                -

                                                                         -----------------------------------------------------------
       Net cash provided by (used in) operating activities                       74             30             124              371
                                                                         -----------------------------------------------------------

Cash flows from investing activities:

  Investment in hotel properties, net                                           (74)           (30)           (124)            (371)
  Proceeds from disposition of assets                                           -              -               -                -
  Hotel operating cash received in lease conversion                             -              -               -                -
  Note receivable                                                               -              -               -                -
  Change in restricted cash                                                     -              -               -                -

                                                                         -----------------------------------------------------------
       Net cash provided by (used in) investing activities                      (74)           (30)           (124)            (371)
                                                                         -----------------------------------------------------------

Cash flows from financing activities:

  Deferred financing costs                                                      -              -               -                -
  Proceeds from mortgages and notes payable                                     -              -               -                -
  Principal payments on mortgages and notes payable                             -              -               -                -
  Contributions from partners                                                   -              -               -                -
  Distributions to partners                                                     -              -               -                -

                                                                         -----------------------------------------------------------
       Net cash provided by (used in) financing activities                      -              -               -                -
                                                                         -----------------------------------------------------------

Effect of exchange rate changes on cash                                         -              -               -                -
                                                                         -----------------------------------------------------------

Net change in cash                                                              -              -               -                -

Cash and cash equivalents, beginning of period                                  -              -               -                -

                                                                         -----------------------------------------------------------
Cash and cash equivalents, end of period                                        -              -               -                -
                                                                         ===========================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 2001
(in thousands of dollars)
                                                                         MeriStar Sub   MeriStar Sub   MeriStar Sub   MeriStar Sub
                                                                           7G, LLC         6B, LLC       4I, L.P.       5D, LLC
Cash flows from operating activities:

  Net Income (loss)                                                              (28)             43         (267)           (795)
  Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operating activities:
    Depreciation and amortization                                                180             112          213             348
    Equity in earnings                                                           -               -            -               -
    Loss on sale of assets                                                       -               -            -               -
    Write down of STS Hotel net                                                  -               -            -               -
    Extraordinary loss on extinguishment of debt                                 -               -            -               -
    Minority interests                                                           -               -            -               -
    Amortization of unearned stock based compensation                            -               -            -               -
    Interest rate swaps marked to fair value                                     -               -            -               -
    Deferred income taxes                                                        -               -            -               -
    Changes in operating assets and liabilities:
       Accounts receivable, net                                                  -               -            -               (24)
       Prepaid expenses and other                                                 (4)             (1)          (7)            (53)
       Due from/to Meristar Hotels                                               -               -            -               (37)
       Accounts payable, accrued expenses and other liabilities                  (58)             36         (191)            275
       Accrued interest                                                          -               -            -               -
       Due from subsidiaries                                                      23            (185)         335             339
       Income taxes payable                                                      -               -            -               -

                                                                         -----------------------------------------------------------
       Net cash provided by (used in) operating activities                       113               5           83              53
                                                                         -----------------------------------------------------------

Cash flows from investing activities:

  Investment in hotel properties, net                                           (113)             (5)         (83)            (40)
  Proceeds from disposition of assets                                            -               -            -               -
  Hotel operating cash received in lease conversion                              -               -            -               -
  Note receivable                                                                -               -            -               -
  Change in restricted cash                                                      -               -            -               -

                                                                         -----------------------------------------------------------
       Net cash provided by (used in) investing activities                      (113)             (5)         (83)            (40)
                                                                         -----------------------------------------------------------

Cash flows from financing activities:

  Deferred financing costs                                                       -               -            -               -
  Proceeds from mortgages and notes payable                                      -               -            -               -
  Principal payments on mortgages and notes payable                              -               -            -               (13)
  Contributions from partners                                                    -               -            -               -
  Distributions to partners                                                      -               -            -               -

                                                                         -----------------------------------------------------------
       Net cash provided by (used in) financing activities                       -               -            -               (13)
                                                                         -----------------------------------------------------------

Effect of exchange rate changes on cash                                          -               -            -               -
                                                                         -----------------------------------------------------------

Net change in cash                                                               -               -            -               -

Cash and cash equivalents, beginning of period                                   -               -            -               -

                                                                         -----------------------------------------------------------
Cash and cash equivalents, end of period                                         -               -            -               -
                                                                         ===========================================================

MeriStar Hospitality Operating Partnership, L.P
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 2001
(in thousands of dollars)
                                                                         MeriStar Sub   MeriStar Sub
                                                                          5H, LLC         7H, LLC
Cash flows from operating activities:

  Net Income (loss)                                                            1,199            139
  Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operating activities:
    Depreciation and amortization                                                486            174
    Equity in earnings                                                           -              -
    Loss on sale of assets                                                       -              -
    Write down of STS Hotel net                                                  -              -
    Extraordinary loss on extinguishment of debt                                 -              -
    Minority interests                                                           -              -
    Amortization of unearned stock based compensation                            -              -
    Interest rate swaps marked to fair value                                     -              -
    Deferred income taxes                                                        -              -
    Changes in operating assets and liabilities:
       Accounts receivable, net                                                  -              (39)
       Prepaid expenses and other                                                -              -
       Due from/to Meristar Hotels                                               444            -
       Accounts payable, accrued expenses and other liabilitie                  (355)          (156)
       Accrued interest                                                          -              -
       Due from subsidiaries                                                  (1,683)           (94)
       Income taxes payable                                                      -              -

                                                                         ---------------------------
       Net cash provided by (used in) operating activities                        91             24
                                                                         ---------------------------

Cash flows from investing activities:

  Investment in hotel properties, net
  Proceeds from disposition of assets                                            (91)           (24)
  Hotel operating cash received in lease conversion                              -              -
  Note receivable                                                                -              -
  Change in restricted cash                                                      -              -
                                                                                 -              -
                                                                         ---------------------------
       Net cash provided by (used in) investing activities                       (91)           (24)
                                                                         ---------------------------

Cash flows from financing activities:

  Deferred financing costs                                                       -              -
  Proceeds from mortgages and notes payable                                      -              -
  Principal payments on mortgages and notes payable                              -              -
  Contributions from partners                                                    -              -
  Distributions to partners                                                      -              -
                                                                         ---------------------------
       Net cash provided by (used in) financing activities                       -              -
                                                                         ---------------------------

Effect of exchange rate changes on cash                                          -              -
                                                                         ---------------------------

Net change in cash                                                               -              -

Cash and cash equivalents, beginning of period                                   -              -

                                                                         ---------------------------
Cash and cash equivalents, end of period                                         -              -
                                                                         ===========================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 2001
(in thousands of dollars)

                                                                     AGH PSS I,  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                       Inc.        2D, LLC       4F, L.P.      5K, LLC

Cash flows from operating activities:

  Net Income (loss)                                                        958          (127)           367           540
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
     Depreciation and amortization                                           -           116            270           295
     Equity in earnings                                                      -             -              -             -
     Loss on sale of assets                                                  -             -              -             -
     Write down of STS Hotel net                                             -             -              -             -
     Extraordinary loss on extinguishment of debt                            -             -              -             -
     Minority interests                                                      -             -              -             -
     Amortization of unearned stock based compensation                       -             -              -             -
     Interest rate swaps marked to fair value                                -             -              -             -
     Deferred income taxes                                                   -             -              -             -
     Changes in operating assets and liabilities:
       Accounts receivable, net                                           (908)          (29)            (4)            -
       Prepaid expenses and other                                          (10)            -              -             -
       Due from/to Meristar Hotels                                           -         1,226              -           (24)
       Accounts payable, accrued expenses and other liabilities           (100)          (64)          (312)         (107)
       Accrued interest                                                      -             -              -             -
       Due from subsidiaries                                               122        (1,339)          (302)         (318)
       Income taxes payable                                                  -             -              -             -

                                                                     -----------------------------------------------------
       Net cash provided by (used in) operating activities                  62          (217)            19           386
                                                                     -----------------------------------------------------

Cash flows from investing activities:

  Investment in hotel properties, net                                      (62)          693            (19)         (386)
  Proceeds from disposition of assets                                        -             -              -             -
  Hotel operating cash received in lease conversion                          -             -              -             -
  Note receivable                                                            -             -              -             -
  Change in restricted cash                                                  -             -              -             -

                                                                     -----------------------------------------------------
       Net cash provided by (used in) investing activities                 (62)          693            (19)         (386)
                                                                     -----------------------------------------------------

Cash flows from financing activities:

  Deferred financing costs                                                   -             -              -             -
  Proceeds from mortgages and notes payable                                  -             -              -             -
  Principal payments on mortgages and notes payable                          -          (476)             -             -
  Contributions from partners                                                -             -              -             -
  Distributions to partners                                                  -             -              -             -

                                                                     -----------------------------------------------------
       Net cash provided by (used in) financing activities                   -          (476)             -             -
                                                                     -----------------------------------------------------

Effect of exchange rate changes on cash                                      -             -              -             -

                                                                     -----------------------------------------------------
Net change in cash                                                           -             -              -             -

Cash and cash equivalents, beginning of period                               -             -              -             -

                                                                     -----------------------------------------------------
Cash and cash equivalents, end of period                                     -             -              -             -
                                                                     =====================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 2001
(in thousands of dollars)

                                                                     MeriStar Sub  MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                       5M, LLC        1E, L.P.     5O, LLC      6M Company

Cash flows from operating activities:

  Net Income (loss)                                                           732           258           267           792
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
     Depreciation and amortization                                            110            71            59           298
     Equity in earnings                                                         -             -             -             -
     Loss on sale of assets                                                     -             -             -             -
     Write down of STS Hotel net                                                -             -             -             -
     Extraordinary loss on extinguishment of debt                               -             -             -             -
     Minority interests                                                         -             -             -             -
     Amortization of unearned stock based compensation                          -             -             -             -
     Interest rate swaps marked to fair value                                   -             -             -             -
     Deferred income taxes                                                      -             -             -             -
     Changes in operating assets and liabilities:
       Accounts receivable, net                                                 -            35             -            72
       Prepaid expenses and other                                               -             -             -           (62)
       Due from/to Meristar Hotels                                            233            (1)           17             -
       Accounts payable, accrued expenses and other liabilities              (210)          (73)          (71)          (26)
       Accrued interest                                                         -             -             -             -
       Due from subsidiaries                                                 (828)         (273)         (274)       (1,042)
       Income taxes payable                                                     -             -             -             -

                                                                     -------------------------------------------------------
       Net cash provided by (used in) operating activities                     37            17            (2)           32
                                                                     -------------------------------------------------------

Cash flows from investing activities:

  Investment in hotel properties, net                                         (37)          (17)            2           (32)
  Proceeds from disposition of assets                                           -             -             -             -
  Hotel operating cash received in lease conversion                             -             -             -             -
  Note receivable                                                               -             -             -             -
  Change in restricted cash                                                     -             -             -             -

                                                                     -------------------------------------------------------
       Net cash provided by (used in) investing activities                    (37)          (17)            2           (32)
                                                                     -------------------------------------------------------

Cash flows from financing activities:

  Deferred financing costs                                                      -             -             -             -
  Proceeds from mortgages and notes payable                                     -             -             -             -
  Principal payments on mortgages and notes payable                             -             -             -             -
  Contributions from partners                                                   -             -             -             -
  Distributions to partners                                                     -             -             -             -

                                                                     -------------------------------------------------------
       Net cash provided by (used in) financing activities                      -             -             -             -
                                                                     -------------------------------------------------------

Effect of exchange rate changes on cash                                         -             -             -             -

                                                                     -------------------------------------------------------
Net change in cash                                                              -             -             -             -

Cash and cash equivalents, beginning of period                                  -             -             -             -

                                                                     -------------------------------------------------------
Cash and cash equivalents, end of period                                        -             -             -             -
                                                                     =======================================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 2001
(in thousands of dollars)

                                                                     MeriStar Sub  MeriStar Sub  MeriStar Sub
                                                                       4B, L.P.       6C, LLC      2C, LLC

Cash flows from operating activities:

  Net Income (loss)                                                          (278)           637        (235)
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
     Depreciation and amortization                                            270            185         256
     Equity in earnings                                                         -              -           -
     Loss on sale of assets                                                     -              -           -
     Write down of STS Hotel net                                                -              -           -
     Extraordinary loss on extinguishment of debt                               -              -           -
     Minority interests                                                         -              -           -
     Amortization of unearned stock based compensation                          -              -           -
     Interest rate swaps marked to fair value                                   -              -           -
     Deferred income taxes                                                      -              -           -
     Changes in operating assets and liabilities:
       Accounts receivable, net                                                 -             56        (104)
       Prepaid expenses and other                                               -             29           -
       Due from/to Meristar Hotels                                              -              -       3,278
       Accounts payable, accrued expenses and other liabilities              (301)           (95)        (26)
       Accrued interest                                                         -              -           -
       Due from subsidiaries                                                  435           (672)     (3,563)
       Income taxes payable                                                     -              -           -

                                                                     ----------------------------------------
       Net cash provided by (used in) operating activities                    126            140        (394)
                                                                     ----------------------------------------

Cash flows from investing activities:

  Investment in hotel properties, net                                        (126)          (140)      1,226
  Proceeds from disposition of assets                                           -              -           -
  Hotel operating cash received in lease conversion                             -              -           -
  Note receivable                                                               -              -           -
  Change in restricted cash                                                     -              -           -

                                                                     ----------------------------------------
       Net cash provided by (used in) investing activities                   (126)          (140)      1,226
                                                                     ----------------------------------------

Cash flows from financing activities:

  Deferred financing costs                                                      -              -           -
  Proceeds from mortgages and notes payable                                     -              -           -
  Principal payments on mortgages and notes payable                             -              -        (832)
  Contributions from partners                                                   -              -           -
  Distributions to partners                                                     -              -           -

                                                                     ----------------------------------------
       Net cash provided by (used in) financing activities                      -              -        (832)
                                                                     ----------------------------------------

Effect of exchange rate changes on cash                                         -              -           -

                                                                     ----------------------------------------
Net change in cash                                                              -              -           -

Cash and cash equivalents, beginning of period                                  -              -           -

                                                                     ----------------------------------------
Cash and cash equivalents, end of period                                        -              -           -
                                                                     ========================================

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Cash Flows
Three Months Ended March 2001
(in thousands of dollars)

                                                                     MeriStar Sub   MeriStar Sub   MeriStar Sub   MeriStar Sub
                                                                       4G, L.P.       3B, LLC        5G, L.P.       5P, LLC

Cash flows from operating activities:

  Net Income (loss)                                                           390            211          2,661            165
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
     Depreciation and amortization                                            209            219          1,539              -
     Equity in earnings                                                         -              -              -              -
     Loss on sale of assets                                                     -              -              -              -
     Write down of STS Hotel net                                                -              -              -              -
     Extraordinary loss on extinguishment of debt                               -              -              -              -
     Minority interests                                                         -              -              -              -
     Amortization of unearned stock based compensation                          -              -              -              -
     Interest rate swaps marked to fair value                                   -              -              -              -
     Deferred income taxes                                                      -              -              -              -
     Changes in operating assets and liabilities:
       Accounts receivable, net                                                67              8            383           (165)
       Prepaid expenses and other                                               -             (7)           (14)             -
       Due from/to Meristar Hotels                                             (1)            (1)            (1)            42
       Accounts payable, accrued expenses and other liabilities              (336)           (10)          (499)             -
       Accrued interest                                                         -              -              -              -
       Due from subsidiaries                                                 (402)          (390)        (4,024)           (42)
       Income taxes payable                                                     -              -              -              -

                                                                     ----------------------------------------------------------
       Net cash provided by (used in) operating activities                    (73)            30             45              -
                                                                     ----------------------------------------------------------

Cash flows from investing activities:

  Investment in hotel properties, net                                          73            (30)           (45)            -
  Proceeds from disposition of assets                                           -              -              -             -
  Hotel operating cash received in lease conversion                             -              -              -             -
  Note receivable                                                               -              -              -             -
  Change in restricted cash                                                     -              -              -             -

                                                                     ----------------------------------------------------------
       Net cash provided by (used in) investing activities                     73            (30)           (45)            -
                                                                     ----------------------------------------------------------

Cash flows from financing activities:

  Deferred financing costs                                                      -              -              -             -
  Proceeds from mortgages and notes payable                                     -              -              -             -
  Principal payments on mortgages and notes payable                             -              -              -             -
  Contributions from partners                                                   -              -              -             -
  Distributions to partners                                                     -              -              -             -

                                                                     ----------------------------------------------------------
       Net cash provided by (used in) financing activities                      -              -              -             -
                                                                     ----------------------------------------------------------

Effect of exchange rate changes on cash                                         -              -              -             -

                                                                     ----------------------------------------------------------
Net change in cash                                                              -              -              -             -

Cash and cash equivalents, beginning of period                                  -              -              -             -

                                                                     ----------------------------------------------------------
Cash and cash equivalents, end of period                                        -              -              -             -
                                                                     ==========================================================

                                                                     MeriStar Sub   MeriStar Sub   MeriStar Sub   MeriStar Sub
                                                                        5J, LLC        5Q, LLC       5A, LLC        8D, LLC

Cash flows from operating activities:

  Net Income (loss)                                                         3,119            768            481            553
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
     Depreciation and amortization                                            840            102            417            311
     Equity in earnings                                                         -              -              -              -
     Loss on sale of assets                                                     -              -              -              -
     Write down of STS Hotel net                                                -              -              -              -
     Extraordinary loss on extinguishment of debt                               -              -              -              -
     Minority interests                                                         -              -              -              -
     Amortization of unearned stock based compensation                          -              -              -              -
     Interest rate swaps marked to fair value                                   -              -              -              -
     Deferred income taxes                                                      -              -              -              -
     Changes in operating assets and liabilities:
       Accounts receivable, net                                                 -              -             11            119
       Prepaid expenses and other                                               -              -            (11)            (5)
       Due from/to Meristar Hotels                                            480           (514)            (1)             -
       Accounts payable, accrued expenses and other liabilities            (1,094)          (408)           (27)          (101)
       Accrued interest                                                         -              -              -              -
       Due from subsidiaries                                               (2,930)           218           (852)          (855)
       Income taxes payable                                                     -              -              -              -

                                                                     ----------------------------------------------------------
       Net cash provided by (used in) operating activities                    415            166             18             22
                                                                     ----------------------------------------------------------

Cash flows from investing activities:

  Investment in hotel properties, net                                        (415)          (166)           (18)           (22)
  Proceeds from disposition of assets                                           -              -              -              -
  Hotel operating cash received in lease conversion                             -              -              -              -
  Note receivable                                                               -              -              -              -
  Change in restricted cash                                                     -              -              -              -

                                                                     ----------------------------------------------------------
       Net cash provided by (used in) investing activities                   (415)          (166)           (18)           (22)
                                                                     ----------------------------------------------------------

Cash flows from financing activities:

  Deferred financing costs                                                      -              -              -              -
  Proceeds from mortgages and notes payable                                     -              -              -              -
  Principal payments on mortgages and notes payable                             -              -              -              -
  Contributions from partners                                                   -              -              -              -
  Distributions to partners                                                     -              -              -              -

                                                                     ----------------------------------------------------------
       Net cash provided by (used in) financing activities                      -              -              -              -
                                                                     ----------------------------------------------------------

Effect of exchange rate changes on cash                                         -              -              -              -

                                                                     ----------------------------------------------------------
Net change in cash                                                              -              -              -              -

Cash and cash equivalents, beginning of period                                  -              -              -              -

                                                                     ----------------------------------------------------------
Cash and cash equivalents, end of period                                        -              -              -              -
                                                                     ==========================================================

                                                                     MeriStar Sub   MeriStar Hotel                      Total
                                                                        4J, LLC      Lessee, Inc.    Eliminations   Consolidated

Cash flows from operating activities:

  Net Income (loss)                                                          433             3,567       (60,166)         13,271
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
     Depreciation and amortization                                           310                95             -          29,387
     Equity in earnings                                                        -                 -        60,166               -
     Loss on sale of assets                                                    -                 -             -           1,081
     Write down of STS Hotel net                                               -                 -             -           2,112
     Extraordinary loss on extinguishment of debt                              -                 -             -           1,243
     Minority interests                                                        -                 -             -              11
     Amortization of unearned stock based compensation                         -                 -             -             797
     Interest rate swaps marked to fair value                                  -                 -             -               -
     Deferred income taxes                                                     -                 -             -             144
     Changes in operating assets and liabilities:
       Accounts receivable, net                                               42           (10,068)            -          (7,173)
       Prepaid expenses and other                                              -              (627)            -          (2,580)
       Due from/to Meristar Hotels                                             -             2,562             -          11,512
       Accounts payable, accrued expenses and other liabilities             (430)            8,347             -          (4,888)
       Accrued interest                                                        -                 -             -           2,592
       Due from subsidiaries                                                (235)           12,078             -               -
       Income taxes payable                                                    -                 -             -             283

                                                                     ------------------------------------------------------------
       Net cash provided by (used in) operating activities                   120            15,954             -          47,792
                                                                     ------------------------------------------------------------

Cash flows from investing activities:

  Investment in hotel properties, net                                       (120)            (717)             -          (8,743)
  Proceeds from disposition of assets                                          -                -              -           7,274
  Hotel operating cash received in lease conversion                            -            3,778              -           3,778
  Note receivable                                                              -                -              -         (36,000)
  Change in restricted cash                                                    -                -              -           1,697

                                                                     ------------------------------------------------------------
       Net cash provided by (used in) investing activities                  (120)           3,061              -         (31,994)
                                                                     ------------------------------------------------------------

Cash flows from financing activities:

  Deferred financing costs                                                     -               (1)             -          (9,322)
  Proceeds from mortgages and notes payable                                    -                -              -         578,347
  Principal payments on mortgages and notes payable                            -              (32)             -        (541,720)
  Contributions from partners                                                  -                -              -             280
  Distributions to partners                                                    -                -              -         (24,859)

                                                                     ------------------------------------------------------------
       Net cash provided by (used in) financing activities                     -              (33)             -           2,726
                                                                     ------------------------------------------------------------

Effect of exchange rate changes on cash                                        -                -              -             216

                                                                     ------------------------------------------------------------
Net change in cash                                                             -           18,982              -          18,740

Cash and cash equivalents, beginning of period                                 -                -              -             242

                                                                     ------------------------------------------------------------
Cash and cash equivalents, end of period                                       -           18,982              -          18,982
                                                                     ============================================================